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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, LLC 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

# THE ALGER FUNDS

## ANNUAL REPORT

OCTOBER 31, 2019

Table of Contents

The Alger Funds

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	19

Portfolio Summary (Unaudited)	41

Schedules of Investments	43

Statements of Assets and Liabilities	81

Statements of Operations	93

Statements of Changes in Net Assets	99

Financial Highlights	110

Notes to Financial Statements	149

Report of Independent Registered Public Accounting Firm	192

Additional Information (Unaudited)	194

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	October 31, 2019

Dear Shareholders,

Frequent Shifts in Market Performance Occur Despite Strong Secular Growth

Researchers at the Max Planck Institute for Biological Cybernetics conducted a study of hikers in areas such as deserts that lack visual reference points. They equipped the participants with GPS tracking technology and instructed them to walk a straight path. Within several hours, many of the hikers unknowingly returned to their starting point. Others repeatedly walked in circles.

In some ways, investors may learn an important lesson from this experiment: failing to focus on appropriate reference points in understanding secular growth may lead one astray. In this letter, I explore how investors can easily become distracted and I urge them to focus on actual reference points.

During the 12-month period ended October 31, 2019, the S&P 500 Index generated a 14.33% return. Key developments included the ebb and flow of optimism regarding U.S.-China trade negotiations, monetary policy and economic growth. We believe those factors are important, but unlike the powerful nature of secular growth, they typically affect corporate earnings and stock prices only temporarily. These transitory events can be distracting and caused the S&P 500 Index to produce 55 days of losses or gains exceeding 1% during the reporting period; however, we believe long-term results have been more telling. In fact, the year-to-date period ended October 31, 2019, saw the S&P 500 Index generate a 23.16% return, the second-strongest showing for the first 10 months of any year since 2000.

Trade Conflicts Drive Volatility

For most of the reporting period, concerns about U.S.-China trade tariffs intensified as both countries imposed additional tariffs while frequent shifts in the outlook for trade negotiations fueled market volatility. By late 2019, U.S. tariffs extended to more than $360 billion of Chinese imports while Chinese tariffs covered $100 billion of U.S. imports. Finally, in October, President Trump proposed measures that may potentially prevent or delay both an increase in certain existing tariffs and the implementation of new tariffs. China proposed purchasing $40 billion to $50 billion in U.S. agriculture products annually. In the days immediately following the announcement, however, the fate of the proposals remained uncertain.

Investors Watch the Fed

Concerns about economic growth drew attention to the U.S. Federal Reserve and monetary policy. Much like investors’ frequently varying views of trade negotiations, shifts in expectations for the Federal Reserve to cut interest rates caused market performance to oscillate. On July 31, 2019, the Federal Reserve announced an anticipated fed funds rate cut of 25 basis points (bps), but Fed Chairman Jerome Powell described the change as a mid-cycle adjustment rather than the start of a prolonged series of rate cuts, which disappointed market participants. The Federal Reserve eventually ushered in two additional 25 bps cuts by October 31, 2019.

Economic Sentiment Drives Market Rotation

The Organization for Economic Cooperation and Development announced in September that it expects global economic growth of only 2.9% this year, the slowest rate since the global financial crisis. It also announced that economic growth could be curtailed next year and beyond if the trade conflict continues. In the U.S., the Federal Reserve’s June outlook predicted that the nation’s economy would grow only 2.1% this year and 2.0% in 2020. In September, the Federal Reserve increased its 2019 estimate to 2.2% but left its 2020 outlook unchanged.

In an encouraging development, the Bloomberg Economic Surprise Index turned consistently positive in September and strengthened in October after having been in negative territory for most of the first eight months of 2019. The index measures economic readings against forecasts. The improved economic data and a steepening yield curve triggered a rotation from growth stocks to cyclical value equities, such as Financials. From August 27, 2019, until October 31, 2019, the Russell 3000 Value Index generated a 7.08% return compared to the 4.27% return of its growth counterpart. We believe this outperformance is likely to be short lived. In many areas, the fundamentals of value companies, e.g., brick and mortar retailers, are victims of disruption by innovative companies, such as online retailers, that are rapidly capturing market share. This secular trend, and other growth opportunities driven by demographic changes and other advances, suggests to us that growth companies still have the edge in the longer term.

For the 12-month reporting period ended October 31, 2019, growth continued its multi-year period of outperformance with the 18.93% return of the Russell Midcap Growth Index leading the market.

International markets were also strong during the reporting period with the MSCI ACWI ex USA Index generating an 11.84% return. Developed markets led with the MSCI World Index generating a 13.35% return and outpacing the 12.29% return of the MSCI Emerging Markets Index.

A Better Framework for Making Investment Decisions

History is peppered with examples of innovation driving strong secular growth even during challenging economic times, including the Global Financial Crisis, when U.S. internet advertising and e-commerce revenues grew approximately 30% even though total retail sales were virtually flat.(1) With that in mind, we believe investors should focus on unprecedented levels of innovation and secular growth as reference points rather than short-term events.

A small sampling of strong secular growth themes includes cloud computing, mobile device advertising and disruption in healthcare, all of which are allowing companies to capture market share and reward investors with strong earnings growth.

•                  Cloud computing, or the use of off-premises IT resources, is allowing companies and governments to quickly develop new services while reducing overall operating costs. By capturing market share from providers of on-premises technology, cloud computing is growing rapidly with the market for the public cloud expected to grow 35% this year. One example of the growing appeal of off-premises computing occurred earlier this year when Amazon.com, Inc. was selected to create the Volkswagen Industrial Cloud with data from 122 of the car company’s facilities.

•                  Digital advertising is another powerful secular growth theme, with some of the largest technology firms, such as Alphabet, Inc., Facebook, Inc. and Amazon.com, Inc., having generated rapid earnings growth by capturing advertising market share from traditional publishers. As smartphones have become indispensable, brands are increasingly placing content on them as well as on other portable devices. While overall digital advertising grew 21.8% last year, according to the Interactive Advertising Bureau, revenues for advertising on mobile devices increased 39.7%. For 2019, we believe revenues for advertising on mobile devices will continue to increase at a considerably faster pace than revenues for overall digital advertising.

•                  Healthcare innovations, such as new drugs and novel medical devices, are also creating secular growth. For treating diabetes, Dexcom, Inc. has developed a continuous glucose monitoring system and Insulet Corp. has developed a wearable insulin pump. These products are disrupting older technologies that require injections and frequent finger stick tests to monitor and control patients’ glucose levels. We believe both companies have strong growth opportunities with 65% of diabetes patients still using traditional methods to monitor their conditions. In the pharmaceutical industry, novel drugs are noteworthy, with cancer immunotherapy being just one example. Unlike chemotherapy, which kills cancer cells using toxic compounds, immunotherapy enlists the immune system to attack cancer. The category of drugs is only five years old, but its annual market size is expected to reach $44 billion by 2024.(2)

Going Forward

Innovation and disruption are increasingly high stakes matters. Earlier this year, we estimated that S&P 500 companies representing 14% of the index’s market capitalization are disrupting companies with a total market capitalization of 31%. We believe investors can potentially benefit the most by utilizing active portfolio management based on in-depth fundamental research that seeks to discern the winners and losers of the new economy. At Alger, we will continue to focus on corporate fundamentals as we pursue attractive investment opportunities for our shareholders.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 15.29% for the fiscal 12-month period ended October 31, 2019, compared to the 17.10% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples.

The Materials and Consumer Discretionary sectors provided the largest contributions to relative performance. Microsoft Corp.; Visa, Inc., Cl. A; Amazon.com, Inc.; Danaher Corp.; and Lam Research Corp. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Detractors from Performance

The Consumer Staples and Industrials sectors were among the sectors that detracted from results. Regarding individual positions, UnitedHealth Group, Inc.; Conagra Brands, Inc.; Sarepta Therapeutics, Inc.; Xilinx, Inc.; and NVIDIA Corp. were among the top detractors from performance. UnitedHealth Group provides a variety of services, including medical insurance and pharmacy benefit management (PBM) programs. Lingering concerns about the potential for Washington, D.C., to curtail drug prices by imposing new regulations on middlemen such as PBM programs hurt the performance of UnitedHealth Group shares. Proposals by certain presidential candidates to enact “Medicare for all” also weighed upon the performance of UnitedHealth Group shares.

Alger 25 Fund

Class P shares of the Alger 25 Fund generated a 15.98% return during the fiscal 12-month period ended October 31, 2019, compared to the 14.33% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology. The Fund had no exposure to Consumer Staples, Energy, or Utilities sectors. The Information Technology and Industrials sectors provided the greatest contributions to relative performance.

Regarding individual positions, Microsoft Corp.; Visa, Inc., Cl. A; Applied Materials, Inc.; HEICO Corp.; and Cintas Corp. were among the top contributors to performance.

Shares of Microsoft performed strongly in response to developments identified in the Alger Growth & Income Fund discussion.

Detractors from Performance

Among sectors, Healthcare was the largest detractors from performance. Regarding individual positions, Apple, Inc.; Vail Resorts, Inc.; QUALCOMM, Inc.; NVIDIA Corp.; and Worldpay, Inc., Cl. A were among the top detractors from performance. Apple’s iOS operating system is the company’s unique intellectual property and competitive strength. This software drives extremely tight engagement with consumers and enterprises. Such engagement fosters growing purchases of high margin services such as music and apps, along with increasing use of Apple Pay. The shares underperformed as investors considered a slowing consumer demand environment for smartphones, which is driven by some skepticism around the utility of phones sold at increasingly high price points.

Alger 35 Fund

Class P shares of the Alger 35 Fund generated a 13.19% return during the fiscal 12-month period ended October 31, 2019, compared to the 14.33% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology. The Fund had no exposure to Consumer Staples, Materials or Energy sectors. The Information Technology and Industrials sectors provided the greatest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Cintas Corp.; MarketAxess Holdings, Inc.; Visa, Inc., Cl. A; and Veeva Systems, Inc. Cl. A. were among the top contributors to performance.

Shares of Microsoft performed strongly in response to developments identified below in the Alger Growth & Income discussion.

Detractors from Performance

The Consumer Discretionary sector was the largest detractor from relative performance while the Fund’s lack of exposure to Consumer Staples companies was the second-largest detractor from performance. Regarding individual positions, Apple, Inc.; Vail Resorts, Inc.; Abiomed, Inc.; Take-Two Interactive Software, Inc.; and Square, Inc., Cl. A were among the top detractors from performance. Shares of Apple underperformed in response to developments identified in the Alger 25 discussion.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 13.94% for the fiscal 12-month period ended October 31, 2019, compared to the 14.33% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Information Technology.

The Financials and Energy sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Home Depot, Inc.; KLA Corp.; Blackstone Group, Inc., Cl. A; and Procter & Gamble Co. were among the top contributors to performance. Microsoft created the world’s leading desktop operating system and it is transitioning its products to the cloud, which we believe is improving the company’s potential for increasing its profits. In addition, Microsoft’s enterprise cloud product, Azure, is rapidly growing and capturing market share. The company generates very strong free cash flow that it is returning to shareholders through dividends and share repurchases. Its shares performed strongly in response to investors’ reactions to the company’s positive lifecycle change resulting from the success of moving products and customers to the cloud.

Detractors from Performance

The Consumer Discretionary and Healthcare sectors were the largest detractors from relative performance. Regarding individual positions, Altria Group Inc.; Tapestry, Inc.; ConocoPhillips; Gap, Inc.; and DuPont de Nemours, Inc. were the top detractors from performance. The Gap is a global apparel retailer offering products for men, women and children under the following labels: Gap Global, Old Navy Global, Banana Republic Global, Athleta, and Intermix. The shares underperformed after unseasonably cool spring weather resulted in lower than anticipated sales and reduced estimates. The escalating trade war also negatively impacted performance given international sourcing is integral to the Gap’s supply chain.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 10.95% for the fiscal 12-month period ended October 31, 2019, compared to the 18.93% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest sector underweight was Information Technology. The Industrials and Real Estate sectors provided the greatest contributions to relative performance. Regarding individual positions, Avalara, Inc.; Advanced Micro Devices, Inc.; ServiceNow, Inc.; HEICO Corp.; and MarketAxess Holdings, Inc. were among the top contributors to performance. Avalara provides cloud-based software services that simplify tax compliance. Its software products automate accurate calculation and validation of taxation. Demand for the company’s products is growing due to increasing tax complexity as well as significant variability in state and municipal treatment of commercial transactions. The shares contributed to performance in response to businesses purchasing products to increase corporate productivity in a cost effective manner. This high unit volume growth company is an example of corporate America’s spending on “digitization.”

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were among the sectors that detracted from results. Regarding individual positions, Grubhub, Inc.; Conagra Brands, Inc.; Vail Resorts, Inc.; Take-Two Interactive Software, Inc.; and Abiomed, Inc. were among the top detractors from performance. Take-Two Interactive owns the Rockstar Games and 2K video game studios and distributes titles such as Grand Theft Auto, Red Dead Redemption, NBA 2K and Borderlands. Shares of Take-Two Interactive underperformed early in the reporting period in response to the company providing lower-than-expected revenue and profitability guidance for the fiscal fourth quarter ended March 31, 2019.

Alger Mid Cap Focus Fund

From the Fund’s June 14, 2019, inception date to October 31, 2019, Class I shares of the Alger Mid Cap Focus Fund generated a -2.80% return compared to the 3.06% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, Information Technology and Healthcare were the largest sector weightings and sector overweightings. The Fund had no exposure to Real Estate, Materials or Communication Services sectors. The Industrials sector provided the largest contribution to relative performance.

Regarding individual positions, SiteOne Landscape; XPO Logistics, Inc.; Cognex Corp.; Insulet Corp.; and Teladoc Health, Inc. were among the top contributors to performance. XPO Logistics, is a diversified transportation and logistics company operating in North America and Europe. XPO’s logistics division provides a range of supply chain management solutions to customers across a broad set of end markets. XPO’s Transportation segment provides freight brokerage, less-than-truckload (LTL), last mile delivery, managed transportation and other services. We believe XPO is well positioned to benefit from the multi-year strong growth in ecommerce and supply chain outsourcing. It is also benefiting from cross selling across its businesses. XPO is delivering profitability improvement in its North American LTL business through cost controls and improved pricing. Shares of XPO performed strongly in the third quarter of 2019 as investor confidence in the company strengthened, a result, in part, of the company reporting strong second quarter results and increasing its full-year 2019 guidance for earnings before interest, tax, depreciation and amortization and free cash flow at a time when many investors had low expectations for the company.

Detractors from Performance

The information Technology and Consumer Discretionary sectors were the largest detractors from performance. Regarding individual positions, Planet Fitness, Inc., Cl. A, DMC Global, Inc., Trade Desk, Inc., Align Technology, Inc., and Veeva Systems, Inc., Cl. A were among top detractors from performance. Trade Desk is a leading platform for programmatic ad buying, which is a targeted and automated approach to digital ad spending. The platform leverages data analytics and the company’s predictive artificial intelligence engine, Koa AI, to optimize ad spending across media channels and consumer devices. It disintermediates ad exchanges by allowing buyers to go directly to publishers. Trade Desk shares hit a 52-week high in late July following news that Amazon.com, Inc. opened its ad inventory on Amazon TV to the Trade Desk and other platforms. This change allows Trade Desk to place advertisements on third-party networks, such as Discovery, that are streamed via Amazon Fire TV devices. Investors’ factor rotation out of high-growth companies trading at high multiples later in the reporting period resulted in Trade Desk shares’ underperformance. The impact was compounded when the company’s CEO sold shares. The company, however, beat consensus expectations for revenues for the second quarter and it raised its guidance for its full fiscal year. In addition to the company being well positioned to benefit from increasing spending by brands embracing programmatic advertising, we believe the Trade Desk’s expansion into China is also encouraging.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated an 11.57% return during the fiscal 12-month period ended October 31, 2019, compared to the 11.77% return of the Russell 2500 Growth Index. Prior to September 30, 2019, the Fund’s name was “Alger SMid Cap Focus Fund.” The Fund continues to be managed with the same portfolio management team and investment strategy.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary. The Fund had no exposure to Materials, Consumer Staples or Utilities. The Information Technology and Healthcare sectors provided the greatest contributions to relative performance. Among individual positions, HEICO Corp.; Trade Desk, Inc., Cl. A; Nevro Corp.; Insulet Corp.; and Paylocity Holding Corp. were the top contributors to performance. Trade Desk provides a technology platform for managing digital display, mobile and video advertising campaigns. It is a pioneer in programmatic advertising, which seeks to pitch advertisements that are targeted to viewers’ specific interests. The shares underperformed late in the reporting period, but strong performance prior to September resulted in the company contributing to the Fund’s performance. Trade Desk’s sales growth has benefitted from accelerating favorable trends, including brands moving from analog marketing to digital and programmatic advertising comprising the quickest growing segment within digital marketing. In particular, connected TV, or TV that accesses content via the internet, has reached an inflection point and is starting to contribute meaningfully to advertising growth. We believe programmatic advertising is still in its early phase of adoption.

Detractors from Performance

The Consumer Discretionary and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Stamps.com, Inc.; Puma Biotechnology,

Inc.; XPO Logistics, Inc.; Canada Goose Holdings, Inc.; and 2U, Inc. were among the top detractors from performance. Stamps.com provides software that allows customers to print postage using a computer, printer and internet connection. Stamps.com is highly leveraged to secular growth in e-commerce and it is expanding beyond the U.S. The stock declined sharply in response to the company reporting a 2019 outlook for revenue and earnings per share that was significantly below expectations. This was due to Stamps.com failing to renew one of its contracts with USPS. While Stamps.com remains a partner of USPS and retains its PC postage license, Stamps.com will no longer participate in a “revenue sharing’ arrangement with USPS whereby Stamps.com would earn a small percentage of shipping fees that certain higher volume shipping customers paid to the postal service.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 9.94% for the fiscal 12-month period ended October 31, 2019, compared to the 6.40% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest underweight was Industrials. The Information Technology and Energy sectors provided the greatest contributions to relative performance.

Veeva Systems, Inc., Cl. A; Avalara, Inc.; Insulet Corp.; Shopify, Inc., Cl A; and Paycom Software, Inc. were among the top contributors to performance. Veeva Systems is a leading provider of cloud-based solutions for the global life sciences industry. Veeva’s key solutions are its Commercial Cloud products, offering multi-channel customer relationship management software, and Veeva Vault, offering regulated content management. Shares of Veeva performed strongly after the company reported better-than-expected fiscal first quarter 2020 results and raised its fiscal year 2020 guidance. Veeva’s key growth driver has been the strong adoption of Veeva Vault, which saw revenue increase 41% in the first quarter of fiscal year 2020. Veeva also won its first top 20 pharmaceutical customer for its Vault Clinical Data Management Suite, which we believe is an important validation of this product.

Detractors from Performance

The Industrials and Real Estate sectors were among the sectors that detracted from results.

Inogen, Inc.; Abiomed, Inc.; Quidel Corp.; Vocera Communications, Inc.; and Grubhub, Inc. were among the top detractors from performance. Inogen develops, manufactures and markets innovative portable oxygen concentrators (POC) that provide supplemental long-term oxygen for patients suffering from chronic respiratory conditions. The company’s Inogen One systems concentrate the air around the patient to offer a single source of supplemental oxygen. The technology is more convenient than traditional portable devices that can weigh 5 to 20 pounds. During the first quarter of 2019, Inogen reported weaker-than-expected fourth quarter 2018 results, which heightened concerns about the sustainability of the company’s growth and the market penetration of its products. In 2018, Inogen delivered impressive revenue growth of 44% but margins declined slightly year over year. The company increased spending during the second half of the year to build upon its direct-to-consumer (DTC) business, which hurt margins, and it experienced slowing growth of its U.S home medical equipment (HME) distributor channel due to a sharp drop in purchasing at one of the company’s largest HME distributors. We believe the slowdown is a temporary result of this distributor adjusting its infrastructure for POCs, which require significantly fewer home deliveries than oxygen tank systems. Additionally, the company has potential to benefit from increasing its U.S. DTC salesforce and the introduction of its next generation G5 POC.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 6.59% during the fiscal 12-month period ended October 31, 2019, compared to the 6.40% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the Healtcare and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Healthcare. The Fund had no exposure to Energy, Consumer Staples, Communication Services, Real Estate or Utilities. The Information Technology sector was the most important contributor to relative performance.

Regarding individual positions, Shopify, Inc., Cl. A; Tandem Diabetes Care, Inc.; Coupa Software, Inc.; Veeva Systems, Inc., Cl. A; and Natera, Inc. were among the top contributors to performance. Shares of Veeva performed strongly in response to developments identified in the Alger Small Cap Growth Fund discussion.

Detractors from Performance

The Industrials and Consumer Discretionary sectors were the most significant detractors from performance. Regarding individual positions, Inogen, Inc.; HealthEquity, Inc.; Stamps.com, Inc.; Abiomed, Inc.; and Tactile Systems Technology, Inc. were among the top detractors from performance. Shares of Stamps.com underperformed in response to developments identified in the Alger Weatherbie Specialized Growth Fund discussion.

Alger International Focus Fund

The Alger International Focus Fund returned 11.99% for the fiscal 12-month period ended October 31, 2019, compared to the 11.84% return of the MSCI ACWI ex USA Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Consumer Discretionary and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Financials. The Consumer Discretionary and Financials sectors provided the greatest contributions to relative performance. From a country perspective, India, Italy, Brazil, Russia, Argentina and Ireland provided the greatest contributions to relative performance.

Among individual positions, ASML Holding NV; London Stock Exchange Group plc; Lojas Renner S.A.; Manappuram Finance Limited; and Globant SA were among the top contributors to performance. ASML is the world’s leading photolithography systems supplier. The lithography process is one of the critical steps in semiconductor manufacturing. The stock performed strongly in response to management providing a reassuring outlook for the remainder of the year and 2020, despite a challenging backdrop for semiconductors.

Detractors from Performance

The Consumer Staples and Communication Services sectors were among the sectors that detracted from results. From a country perspective, Spain, France, South Korea, Switzerland and Canada were among the top detractors from performance. Among individual positions, Core Laboratories NV; Ubisoft Entertainment SA; UT Group Co., Ltd.; Fevertree Drinks PLC; and SMCP SA were top detractors from performance. UT Group is one of Japan’s premier employment outsourcing companies with a primary focus on short- and long-term contract workers for information technology, auto and general industry manufacturing positions. During the reporting period, the recent global economic slowdown and trade tension between the U.S. and China dented investor sentiment for the company and exacerbated the slowdown in manufacturing activity in Japan.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 1.96% for the fiscal 12-month period ended October 31, 2019, compared to the 7.74% return of the Russell 3000 Healthcare Index.

Contributors to Performance

Among the most important contributors to performance were Array BioPharma, Inc.; Tesaro, Inc.; Tandem Diabetes Care, Inc.; Insulet Corp.; and Vertex Pharmaceuticals, Inc. Tandem Diabetes Care provides the t:slim X2 Insulin Delivery System for treating diabetes. It is the smallest durable insulin pump available and it is the only pump on the market with software that can be updated remotely. The company also sells insulin reservoir cartridges and infusion sets for use with its pumps. Tandem stock outperformed early in the reporting period after the company announced stronger-than-expected fourth quarter 2018 financial results. The company’s new t:slim X2 insulin pump with a Basal-IQ algorithm and integration with a no-calibration continuous glucose monitoring (CGM) sensor has helped Tandem gain significant U.S. market share. Tandem sales have also benefited from the company expanding internationally and a competitor exiting the insulin pump market in late 2017.

Detractors from Performance

Conversely, Sarepta Therapeutics, Inc.; Prosetta Biosciences, Inc.; Emmaus Life Sciences, Inc.; UnitedHealth Group, Inc.; and Abiomed, Inc. were among positions that detracted from performance. UnitedHealth Group is a large managed healthcare company. Shares of UnitedHealth Group underperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

(1) Source: Alger Capital Markets: Observations and Insights — Loving to Lend of Opting to Own. Autumn 2019.

(2) Source: Cowen, which is an investment bank.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of Funds discussed above other than the Alger 25 Fund, the Alger 35 Fund and the Alger Mid Cap Focus Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. The performance represents the return of Class P shares for the Alger 25 Fund and the Alger 35 Fund and Class I shares for the Alger Mid Cap Focus Fund.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period ended October 31, 2019.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger 25 Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Growth & Income Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Mid Cap Focus Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger International Focus Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  The Bloomberg Economic Surprise Index shows the degree to which economic analysts under- or over-estimate the trends in the business cycle. The surprise element is defined as the percentage (or percentage point) difference between analyst forecasts and the published value of economic data releases.

•                  The Interactive Advertising Bureau is an advertising business organization that develops industry standards, conducts research, and provides legal support for the online advertising industry.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•                  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.

•                  The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. Investors cannot invest directly in any index. Index performance does not reflect the deduction for fees, expenses, or taxes.

•                  The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. equity market.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•                  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•                  The Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

FUND PERFORMANCE AS OF 9/30/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	(4.27)%	10.44%	13.05%	9.43%
Alger Capital Appreciation Class B (Inception 11/1/93)	(4.08)%	10.52%	12.92%	9.40%
Alger Capital Appreciation Class C (Inception 7/31/97)*	(0.60)%	10.81%	12.80%	9.24%
Alger Capital Appreciation Class Z (Inception 12/29/10)	1.40%	12.02%	n/a	13.58%

Alger 25 Fund Class P (Inception 12/28/17)	2.86%	n/a	n/a	11.07%
Alger 25 Fund Class P-2 (Inception 10/31/18)	n/a	n/a	n/a	13.10%

Alger 35 Fund Class P (Inception 3/29/18)	(1.83)%	n/a	n/a	9.44%
Alger 35 Fund Class P-2 (Inception 10/31/18)	n/a	n/a	n/a	10.15%

Alger Growth & Income Class A (Inception 12/31/96)	(0.77)%	8.39%	10.74%	8.18%
Alger Growth & Income Class C (Inception 7/31/97)*	2.96%	8.74%	10.51%	7.99%
Alger Growth & Income Class Z (Inception 3/1/12)	5.16%	9.90%	n/a	11.87%

Alger Mid Cap Growth Class A (Inception 12/31/96)	(9.19)%	7.29%	10.45%	8.42%
Alger Mid Cap Growth Class B (Inception 5/24/93)	(8.92)%	7.46%	10.39%	8.38%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	(5.84)%	7.56%	10.14%	7.80%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	(3.87)%	n/a	n/a	7.36%

Alger Mid Cap Focus Class I (Inception 6/14/19)	n/a	n/a	n/a	(2.00)%
Alger Mid Cap Focus Class Z (Inception 6/14/19)	n/a	n/a	n/a	(2.00)%

Alger Weatherbie Specialized Growth Class A (Inception 5/8/02)	(9.39)%	11.18%	12.06%	9.22%
Alger Weatherbie Specialized Growth Class C (Inception 5/8/02)	(5.87)%	11.52%	11.80%	9.00%
Alger Weatherbie Specialized Growth Class I (Inception 8/5/07)	(4.29)%	12.38%	12.71%	9.62%
Alger Weatherbie Specialized Growth Class Y (Inception 8/31/17)	(3.92)%	n/a	n/a	16.83%
Alger Weatherbie Specialized Growth Class Z (Inception 12/29/10)	(4.01)%	12.76%	n/a	11.62%

Alger Small Cap Growth Class A (Inception 12/31/96)	(9.04)%	10.82%	11.51%	5.47%
Alger Small Cap Growth Class B (Inception 11/11/86)	(8.47)%	10.96%	11.51%	5.45%
Alger Small Cap Growth Class C (Inception 7/31/97)*	(5.63)%	11.09%	11.13%	5.31%
Alger Small Cap Growth Class Z (Inception 12/29/10)	(3.61)%	12.39%	n/a	10.67%

Alger Small Cap Focus Class A (Inception 3/3/08)	(11.69)%	14.04%	13.82%	10.24%
Alger Small Cap Focus Class C (Inception 3/3/08)	(8.42)%	14.44%	13.61%	9.95%
Alger Small Cap Focus Class I (Inception 3/3/08)	(6.75)%	15.34%	14.60%	10.92%
Alger Small Cap Focus Class Y (Inception 2/28/17)	(6.44)%	n/a	n/a	21.36%
Alger Small Cap Focus Class Z (Inception 12/29/10)	(6.48)%	15.69%	n/a	13.31%

Alger International Focus Class A (Inception 12/31/96)	(10.36)%	0.47%	4.89%	4.58%
Alger International Focus Class B (Inception 11/11/86)	(10.29)%	0.55%	4.89%	4.55%
Alger International Focus Class C (Inception 7/31/97)*	(7.15)%	0.74%	4.63%	4.40%
Alger International Focus Class I (Inception 5/31/13)	(5.14)%	1.75%	n/a	3.03%
Alger International Focus Class Z (Inception 12/29/10)	(4.97)%	2.01%	n/a	4.48%

Alger Health Sciences Fund Class A (Inception 5/1/02)	(18.74)%	8.68%	12.23%	11.35%
Alger Health Sciences Fund Class C (Inception 5/1/02)	(15.69)%	9.00%	11.97%	11.12%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	(13.91)%	n/a	n/a	6.89%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

Alger Weatherbie Specialized Growth Fund current portfolio managers began managing the Fund in March 2017. The Fund changed its name and investment strategy from “Alger SMid Cap Growth Fund” to “Alger SMid Cap Focus Fund” in August 2017 and the Fund changed its name from “Alger SMid Cap Focus Fund” to “Alger Weatherbie Specialized Growth Fund” in September 2019.

*                 Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	9.25%	10.76%	13.82%	9.53%
Class B (Inception 11/1/93)	9.44%	10.85%	13.70%	9.50%
Class C (Inception 7/31/97)*	13.44%	11.13%	13.57%	9.34%
Russell 1000 Growth Index	17.10%	13.43%	15.41%	8.28%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	15.69%	12.34%	n/a	13.80%
Russell 1000 Growth Index	17.10%	13.43%	n/a	14.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 25 FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 12/28/17 to 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 25 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from December 28, 2017, the inception date of the Alger 25 Fund Class P, through October 31, 2019. Figures for the Alger 25 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 25 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 25 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 25 FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/28/2017
Class P (Inception 12/28/17)	15.98%	n/a	n/a	11.93%
S&P 500 Index	14.33%	n/a	n/a	8.98%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	15.83%	n/a	n/a	15.83%
S&P 500 Index	14.33%	n/a	n/a	14.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 3/29/18 to 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class P, through October 31, 2019. Figures for the Alger 35 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 35 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/29/2018
Class P (Inception 3/29/18)	13.19%	n/a	n/a	10.66%
S&P 500 Index	14.33%	n/a	n/a	11.35%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	13.06%	n/a	n/a	13.06%
S&P 500 Index	14.33%	n/a	n/a	14.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2019. Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	7.96%	8.53%	11.12%	8.27%
Class C (Inception 7/31/97)*	12.12%	8.88%	10.88%	8.08%
S&P 500 Index	14.33%	10.78%	13.70%	8.40%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	14.39%	10.05%	n/a	12.11%
S&P 500 Index	14.33%	10.78%	n/a	13.23%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	5.15%	7.31%	11.06%	8.41%
Class B (Inception 5/24/93)	5.66%	7.47%	11.01%	8.38%
Class C (Inception 7/31/97)*	9.03%	7.58%	10.72%	7.79%
Russell Midcap Growth Index	18.93%	10.92%	14.76%	9.16%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	11.27%	n/a	n/a	7.34%
Russell Midcap Growth Index	18.93%	n/a	n/a	10.10%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

from 6/14/2019 to 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I, through October 31, 2019. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class Z shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	6/14/2019
Class I (Inception 6/14/19)	n/a	n/a	n/a	(2.80)%
Class Z (Inception 6/14/19)	n/a	n/a	n/a	(2.70)%
Russell Midcap Growth Index	n/a	n/a	n/a	3.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. On September 30, 2019 Alger SMid Cap Focus Fund changed its name to Alger Weatherbie Specialized Growth Fund. Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management, LLC, began acting as sub-advisor to the Alger Weatherbie Specialized Growth Fund. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	5.75%	10.25%	12.70%	9.19%
Class C (Inception 5/8/02)	9.73%	10.58%	12.43%	8.97%
Class I (Inception 8/5/07)*	11.61%	11.43%	13.35%	9.58%
Russell 2500 Growth Index	11.77%	9.83%	14.42%	9.45%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/30/2017
Class Y (Inception 8/30/17)	12.12%	n/a	n/a	16.24%
Russell 2500 Growth Index	11.77%	n/a	n/a	11.91%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	11.94%	11.81%	n/a	11.53%
Russell 2500 Growth Index	11.77%	9.83%	n/a	11.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	4.16%	9.49%	12.12%	5.41%
Class B (Inception 11/11/86)	4.83%	9.66%	12.13%	5.39%
Class C (Inception 7/31/97)*	7.95%	9.76%	11.72%	5.25%
Russell 2000 Growth Index	6.40%	8.38%	13.38%	6.78%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	10.33%	11.08%	n/a	10.46%
Russell 2000 Growth Index	6.40%	8.38%	n/a	10.45%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged indices of common stocks) for the ten years ended October 31, 2019. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares, and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	0.97%	12.76%	14.46%	10.08%
Class C (Inception 3/3/08)	4.76%	13.15%	14.26%	9.79%
Class I (Inception 3/3/08)	6.58%	14.06%	15.26%	10.76%
Russell 2000 Growth Index	6.40%	8.38%	13.38%	9.76%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	6.96%	n/a	n/a	20.25%
Russell 2000 Growth Index	6.40%	n/a	n/a	9.11%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	6.96%	14.40%	n/a	13.08%
Russell 2000 Growth Index	6.40%	8.38%	n/a	10.45%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25% and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Beginning May 31, 2013, Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	6.13%	1.43%	5.51%	4.75%
Class B (Inception 11/11/86)	6.82%	1.54%	5.50%	4.73%
Class C (Inception 7/31/97)*	10.07%	1.71%	5.25%	4.57%
MSCI AC World Index ex USA	11.84%	4.31%	5.43%	5.44%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	12.41%	2.75%	n/a	3.67%
MSCI AC World Index ex USA	11.84%	4.31%	n/a	4.87%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	12.64%	3.00%	n/a	4.93%
MSCI AC World Index ex USA	11.84%	4.31%	n/a	4.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for the Alger Health Sciences Fund Class A shares and the Russell 3000 Healthcare Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	(3.38)%	8.81%	13.27%	11.58%
Class C (Inception 5/1/02)	0.28%	9.14%	13.01%	11.34%
Russell 3000 Healthcare Index	7.74%	9.00%	15.43%	9.11%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	2.34%	n/a	n/a	7.83%
Russell 3000 Healthcare Index	7.74%	n/a	n/a	6.95%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Funds shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
October 31, 2019 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger 25 Fund	Alger 35 Fund	Alger Growth & Income Fund
Communication Services	12.1%	9.6%	8.2%	10.9%
Consumer Discretionary	18.8	15.4	12.5	10.1
Consumer Staples	0.5	0.0	5.0	7.6
Energy	0.0	0.0	0.0	5.3
Financials	4.7	12.5	5.5	16.3
Healthcare	15.5	4.2	12.2	13.7
Industrials	6.1	6.1	6.1	8.1
Information Technology	38.0	43.6	43.7	19.4
Materials	3.2	3.6	0.0	1.6
Real Estate	1.0	2.6	4.3	4.2
Utilities	0.0	0.0	0.0	1.5
Short-Term Investments and Net Other Assets	0.1	2.4	2.5	1.3
	100.0%	100.0%	100.0%	100.0%

			Alger Weatherbie
	Alger Mid Cap Growth	Alger Mid Cap Focus	Specialized Growth	Alger Small Cap
SECTORS	Fund	Fund	Fund	Growth Fund
Communication Services	6.5%	0.0%	0.0%	4.1%
Consumer Discretionary	15.3	14.1	15.5	7.2
Consumer Staples	1.3	0.0	0.0	1.1
Energy	0.0	2.3	0.5	1.3
Financials	5.2	1.3	4.4	1.7
Healthcare	18.0	33.0	26.8	34.8
Industrials	19.3	16.5	12.0	2.3
Information Technology	25.0	31.5	28.8	31.9
Materials	1.8	0.0	0.0	1.8
Real Estate	4.8	0.0	5.2	0.0
Short-Term Investments and Net Other Assets	2.8	1.3	6.8	13.8
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap	Alger Health Sciences
SECTORS	Focus Fund	Fund
Consumer Discretionary	9.8%	0.0%
Consumer Staples	0.0	0.3
Financials	1.1	1.1
Healthcare	44.0	96.6
Industrials	2.8	0.0
Information Technology	34.6	0.0
Materials	1.4	0.0
Real Estate	0.0	1.4
Short-Term Investments and Net Other Assets	6.3	0.6
	100.0%	100.0%

PORTFOLIO SUMMARY†

October 31, 2019 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Australia	3.0%
Brazil	6.4
China	8.0
Denmark	2.4
France	11.2
Germany	3.5
India	4.5
Ireland	3.0
Italy	5.1
Japan	12.0
Netherlands	6.2
New Zealand	3.1
Peru	1.7
Russia	5.4
South Korea	2.4
Spain	2.3
Switzerland	6.5
Taiwan	1.7
United Kingdom	6.2
United States	2.1
Cash and Net Other Assets	3.3
100.0%

†                 Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2019

COMMON STOCKS—98.8%	SHARES	VALUE
AEROSPACE & DEFENSE—2.8%
L3Harris Technologies, Inc.	32,402	$6,684,857
Raytheon Co.	67,840	14,396,326
The Boeing Co.	70,595	23,995,946
TransDigm Group, Inc.	52,682	27,725,484
United Technologies Corp.	43,318	6,219,598
		79,022,211
APPAREL ACCESSORIES & LUXURY GOODS—0.4%
Lululemon Athletica, Inc.*	53,400	10,908,018

APPLICATION SOFTWARE—8.7%
Adobe, Inc.*	333,814	92,776,925
Atlassian Corp. PLC, Cl. A*	21,173	2,557,487
Autodesk, Inc.*	106,773	15,734,069
Palantir Technologies, Inc., Cl. A*,@,(a)	153,282	881,371
salesforce.com, Inc.*	734,155	114,887,915
Workday, Inc., Cl. A*	103,544	16,790,695
		243,628,462
AUTO PARTS & EQUIPMENT—0.9%
Aptiv PLC	283,896	25,422,887

AUTOMOTIVE RETAIL—0.5%
O’Reilly Automotive, Inc.*	32,249	14,044,762

BIOTECHNOLOGY—2.9%
AbbVie, Inc.	191,574	15,239,712
Biogen, Inc.*	36,782	10,987,151
Sarepta Therapeutics, Inc.*	146,391	12,159,236
Vertex Pharmaceuticals, Inc.*	220,079	43,021,043
		81,407,142
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	222,226	13,742,456

CONSTRUCTION MATERIALS—0.1%
Vulcan Materials Co.	28,299	4,043,078

DATA PROCESSING & OUTSOURCED SERVICES—9.4%
Fidelity National Information Services, Inc.	456,655	60,168,863
Fiserv, Inc.*	69,033	7,327,163
PayPal Holdings, Inc.*	435,947	45,382,083
Visa, Inc., Cl. A	844,068	150,970,002
		263,848,111
DIVERSIFIED BANKS—0.7%
Citigroup, Inc.	85,175	6,120,676
JPMorgan Chase & Co.	100,736	12,583,941
		18,704,617
DIVERSIFIED SUPPORT SERVICES—1.2%
Cintas Corp.	120,893	32,480,322

ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Waste Management, Inc.	48,092	5,396,403

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.5%
Intercontinental Exchange, Inc.	416,050	$39,241,836
S&P Global, Inc.	115,329	29,753,729
		68,995,565
FOOTWEAR—1.5%
NIKE, Inc., Cl. B	454,255	40,678,535

GENERAL MERCHANDISE STORES—1.2%
Dollar Tree, Inc.*	304,081	33,570,542

HEALTHCARE EQUIPMENT—7.3%
Abbott Laboratories	711,247	59,467,362
Boston Scientific Corp.*	1,585,833	66,129,236
Danaher Corp.	447,812	61,717,450
DexCom, Inc.*	47,142	7,271,182
Intuitive Surgical, Inc.*	18,317	10,128,385
Medtronic PLC	15,717	1,711,581
		206,425,196
HEALTHCARE TECHNOLOGY—0.2%
Veeva Systems, Inc., Cl. A*	32,370	4,591,037

HOME IMPROVEMENT RETAIL—1.2%
The Home Depot, Inc.	142,586	33,447,824

HYPERMARKETS & SUPER CENTERS—0.5%
Walmart, Inc.	130,635	15,318,260

INDUSTRIAL CONGLOMERATES—1.4%
Honeywell International, Inc.	224,223	38,730,039

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	92,773	19,784,770

INTERACTIVE HOME ENTERTAINMENT—0.2%
Activision Blizzard, Inc.	103,084	5,775,797

INTERACTIVE MEDIA & SERVICES—9.3%
Alphabet, Inc., Cl. C*	95,727	120,626,550
Facebook, Inc., Cl. A*	699,998	134,154,616
Pinterest, Inc., Cl. A*	340,054	8,548,958
		263,330,124
INTERNET & DIRECT MARKETING RETAIL—12.1%
Alibaba Group Holding Ltd.#,*	514,996	90,984,343
Altaba, Inc.*,@,(a)	259,825	5,121,151
Amazon.com, Inc.*	132,306	235,062,779
MercadoLibre, Inc.*	17,238	8,989,962
		340,158,235
INTERNET SERVICES & INFRASTRUCTURE—0.5%
VeriSign, Inc.*	72,596	13,794,692

INVESTMENT BANKING & BROKERAGE—0.2%
Morgan Stanley	129,226	5,950,857

LEISURE FACILITIES—0.2%
Vail Resorts, Inc.	23,974	5,570,838

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—1.2%
Illumina, Inc.*	36,573	$10,808,053
Thermo Fisher Scientific, Inc.	71,224	21,508,223
		32,316,276
MANAGED HEALTHCARE—1.6%
UnitedHealth Group, Inc.	183,647	46,407,597

METAL & GLASS CONTAINERS—0.9%
Ball Corp.	369,708	25,868,469

MOVIES & ENTERTAINMENT—1.7%
Netflix, Inc.*	40,549	11,654,188
The Walt Disney Co.	283,306	36,807,116
		48,461,304
PHARMACEUTICALS—2.3%
Allergan PLC	127,132	22,389,217
GW Pharmaceuticals PLC#,*	73,284	9,806,865
Novartis AG#	99,724	8,719,867
Zoetis, Inc., Cl. A	190,425	24,359,165
		65,275,114
PROPERTY & CASUALTY INSURANCE—1.3%
The Progressive Corp.	518,188	36,117,704

RAILROADS—0.5%
Union Pacific Corp.	85,068	14,075,351

RESTAURANTS—0.3%
Starbucks Corp.	83,765	7,083,168

SEMICONDUCTOR EQUIPMENT—1.2%
Applied Materials, Inc.	55,371	3,004,430
ASML Holding NV	21,719	5,689,726
Lam Research Corp.	98,384	26,666,000
		35,360,156
SEMICONDUCTORS—2.9%
Micron Technology, Inc.*	252,895	12,025,157
NVIDIA Corp.	98,269	19,754,034
NXP Semiconductors NV	389,492	44,277,451
Taiwan Semiconductor Manufacturing Co., Ltd.#	146,740	7,576,186
		83,632,828
SPECIALTY CHEMICALS—1.5%
Sherwin-Williams Co.	71,933	41,168,695

SYSTEMS SOFTWARE—10.4%
Microsoft Corp.	1,974,507	283,085,069
ServiceNow, Inc.*	43,965	10,870,786
		293,955,855
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.8%
Apple, Inc.	545,023	135,579,921

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	295,573	$24,432,064
TOTAL COMMON STOCKS (Cost $1,882,038,303)		2,778,505,282

PREFERRED STOCKS—0.1%	SHARES	VALUE
APPLICATION SOFTWARE—0.1%
Palantir Technologies, Inc., Cl. B*,@,(a)	625,130	3,594,498
Palantir Technologies, Inc., Cl. D*,@,(a)	81,445	468,309
		4,062,807
TOTAL PREFERRED STOCKS (Cost $4,665,771)		4,062,807

REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
Crown Castle International Corp.	194,123	26,942,331
(Cost $22,523,517)		26,942,331
Total Investments (Cost $1,909,227,591)	99.9%	$2,809,510,420
Unaffiliated Securities (Cost $1,909,227,591)		2,809,510,420
Other Assets in Excess of Liabilities	0.1%	2,627,058
NET ASSETS	100.0%	$2,812,137,478

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Altaba, Inc.	10/24/18	$805,470	0.03%	$903,073	0.03%
Altaba, Inc.	10/25/18	1,188,343	0.04%	1,326,030	0.05%
Altaba, Inc.	10/29/18	1,156,773	0.04%	1,344,103	0.05%
Altaba, Inc.	10/30/18	751,641	0.03%	889,808	0.03%
Altaba, Inc.	10/31/18	271,272	0.01%	305,702	0.01%
Altaba, Inc.	11/6/18	321,297	0.01%	352,435	0.01%
Palantir Technologies, Inc., Cl. A	10/7/14	997,406	0.05%	881,371	0.03%
Palantir Technologies, Inc., Cl. B	10/7/14	4,128,004	0.22%	3,594,498	0.13%
Palantir Technologies, Inc., Cl. D	10/14/14	537,767	0.03%	468,309	0.02%
Total				$10,065,329	0.36%

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER 25 FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—95.0%	SHARES	VALUE
AEROSPACE & DEFENSE—3.6%
HEICO Corp.	1,749	$215,722
TransDigm Group, Inc.	518	272,613
		488,335
APPLICATION SOFTWARE—12.4%
Adobe, Inc.*	2,518	699,828
Avalara, Inc.*	2,829	200,859
salesforce.com, Inc.*	5,048	789,961
		1,690,648
AUTO PARTS & EQUIPMENT—2.4%
Aptiv PLC	3,673	328,917

DATA PROCESSING & OUTSOURCED SERVICES—9.9%
PayPal Holdings, Inc.*	4,716	490,936
Visa, Inc., Cl. A	4,810	860,316
		1,351,252
DIVERSIFIED SUPPORT SERVICES—2.5%
Cintas Corp.	1,257	337,718

FINANCIAL EXCHANGES & DATA—8.1%
CME Group, Inc., Cl. A	2,838	583,918
S&P Global, Inc.	2,028	523,204
		1,107,122
HEALTHCARE EQUIPMENT—1.0%
DexCom, Inc.*	892	137,582

INTERACTIVE MEDIA & SERVICES—9.6%
Alphabet, Inc., Cl. C*	289	364,172
Facebook, Inc., Cl. A*	3,598	689,556
Pinterest, Inc., Cl. A*	10,240	257,434
		1,311,162
INTERNET & DIRECT MARKETING RETAIL—13.0%
Alibaba Group Holding Ltd.#,*	3,752	662,866
Amazon.com, Inc.*	625	1,110,413
		1,773,279
MANAGED HEALTHCARE—3.2%
UnitedHealth Group, Inc.	1,703	430,348

PROPERTY & CASUALTY INSURANCE—4.4%
The Progressive Corp.	8,553	596,144

SEMICONDUCTOR EQUIPMENT—3.1%
Applied Materials, Inc.	7,745	420,244

SEMICONDUCTORS—4.0%
NXP Semiconductors NV	4,734	538,161

SPECIALTY CHEMICALS—3.6%
The Sherwin-Williams Co.	848	485,327

SYSTEMS SOFTWARE—10.1%
Microsoft Corp.	9,549	1,369,040

THE ALGER FUNDS  |  ALGER 25 FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—95.0% (CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.1%
Apple, Inc.	2,239	$556,974
TOTAL COMMON STOCKS (Cost $10,959,522)		12,922,253

REAL ESTATE INVESTMENT TRUST—2.6%	SHARES	VALUE
SPECIALIZED—2.6%
Crown Castle International Corp.	2,524	350,306
(Cost $340,355)		350,306
Total Investments (Cost $11,299,877)	97.6%	$13,272,559
Unaffiliated Securities (Cost $11,299,877)		13,272,559
Other Assets in Excess of Liabilities	2.4%	331,359
NET ASSETS	100.0%	$13,603,918

* Non-income producing security.

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER 35 FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—93.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.9%
HEICO Corp.	1,402	$172,923

APPAREL ACCESSORIES & LUXURY GOODS—2.2%
Lululemon Athletica, Inc.*	1,006	205,496

APPLICATION SOFTWARE—4.5%
Adobe, Inc.*	661	183,712
salesforce.com, Inc.*	1,471	230,197
		413,909
DATA PROCESSING & OUTSOURCED SERVICES—15.2%
Fiserv, Inc.*	3,911	415,114
PayPal Holdings, Inc.*	2,152	224,023
Square, Inc., Cl. A*	4,761	292,468
Visa, Inc., Cl. A	2,644	472,905
		1,404,510
DIVERSIFIED SUPPORT SERVICES—4.2%
Cintas Corp.	1,431	384,467

FINANCIAL EXCHANGES & DATA—5.5%
MarketAxess Holdings, Inc.	810	298,558
S&P Global, Inc.	818	211,036
		509,594
HEALTHCARE EQUIPMENT—7.2%
Abbott Laboratories	1,081	90,382
DexCom, Inc.*	639	98,559
Insulet Corp.*	1,172	170,315
Intuitive Surgical, Inc.*	544	300,806
		660,062
HEALTHCARE TECHNOLOGY—2.9%
Veeva Systems, Inc., Cl. A*	1,906	270,328

HYPERMARKETS & SUPER CENTERS—5.0%
Costco Wholesale Corp.	635	188,665
Walmart, Inc.	2,323	272,395
		461,060
INTERACTIVE MEDIA & SERVICES—5.0%
Facebook, Inc., Cl. A*	1,475	282,683
Pinterest, Inc., Cl. A*	7,248	182,215
		464,898
INTERNET & DIRECT MARKETING RETAIL—8.7%
Amazon.com, Inc.*	450	799,497

LEISURE FACILITIES— 0.8%
Planet Fitness, Inc., Cl. A*	1,136	72,318

LIFE SCIENCES TOOLS & SERVICES—2.1%
Bio-Techne Corp.	913	190,059

MOVIES & ENTERTAINMENT—3.2%
Live Nation Entertainment, Inc.*	4,182	294,831

RESTAURANTS—0.8%
Shake Shack, Inc., Cl. A*	876	72,077

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—93.2% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—3.7%
Applied Materials, Inc.	4,442	$241,023
ASML Holding NV	372	97,453
		338,476
SEMICONDUCTORS—3.2%
Advanced Micro Devices, Inc.*	8,613	292,239

SYSTEMS SOFTWARE—12.0%
Microsoft Corp.	6,521	934,915
ServiceNow, Inc.*	670	165,664
		1,100,579
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.1%
Apple, Inc.	1,887	469,410
TOTAL COMMON STOCKS (Cost $7,346,346)		8,576,733

REAL ESTATE INVESTMENT TRUST—4.3%	SHARES	VALUE
SPECIALIZED—4.3%
Crown Castle International Corp.	2,878	399,438
(Cost $330,250)		399,438
Total Investments (Cost $7,676,596)	97.5%	$8,976,171
Unaffiliated Securities (Cost $7,676,596)		8,976,171
Other Assets in Excess of Liabilities	2.5%	230,521
NET ASSETS	100.0%	$9,206,692

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—92.4%	SHARES	VALUE
AEROSPACE & DEFENSE—3.2%
General Dynamics Corp.	5,529	$977,527
The Boeing Co.	5,223	1,775,350
United Technologies Corp.	7,171	1,029,612
		3,782,489
AIR FREIGHT & LOGISTICS —0.4%
United Parcel Service, Inc., Cl. B	4,399	506,633

APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Tapestry, Inc.	25,268	653,430

ASSET MANAGEMENT & CUSTODY BANKS—3.1%
BlackRock, Inc., Cl. A	4,139	1,910,976
The Blackstone Group, Inc., Cl. A	31,842	1,692,721
		3,603,697
BIOTECHNOLOGY—2.0%
AbbVie, Inc.	10,565	840,446
Amgen, Inc.	4,100	874,325
Gilead Sciences, Inc.	9,700	617,987
		2,332,758
BUILDING PRODUCTS—0.5%
Johnson Controls International PLC	14,015	607,270

CABLE & SATELLITE—1.5%
Comcast Corp., Cl. A	37,905	1,698,902

CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	8,632	533,803

COMMODITY CHEMICALS—0.2%
Dow, Inc.	5,494	277,392

COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc.	33,444	1,588,924

CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	6,613	619,969

DEPARTMENT STORES—0.6%
Kohl’s Corp.	13,233	678,324

DIVERSIFIED BANKS—6.7%
Bank of America Corp.	47,028	1,470,566
JPMorgan Chase & Co.	42,297	5,283,740
Wells Fargo & Co.	21,178	1,093,420
		7,847,726
ELECTRIC UTILITIES —0.7%
NextEra Energy, Inc.	3,386	807,019

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Eaton Corp. PLC	9,500	827,545

FINANCIAL EXCHANGES & DATA—2.5%
CME Group, Inc., Cl. A	14,068	2,894,491

HEALTHCARE EQUIPMENT—0.7%
Medtronic PLC	7,950	865,755

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—92.4% (CONT.)	SHARES	VALUE
HEALTHCARE SERVICES—1.1%
CVS Health Corp.	20,048	$1,330,987

HOME IMPROVEMENT RETAIL—3.1%
The Home Depot, Inc.	15,551	3,647,954

HOTELS RESORTS & CRUISE LINES—0.9%
Extended Stay America, Inc.	36,181	514,132
Royal Caribbean Cruises Ltd.	5,206	566,569
		1,080,701
HOUSEHOLD PRODUCTS—2.1%
The Procter & Gamble Co.	20,040	2,495,180

HYPERMARKETS & SUPER CENTERS—1.2%
Walmart, Inc.	12,141	1,423,654

INDUSTRIAL CONGLOMERATES—2.6%
Honeywell International, Inc.	17,854	3,083,921

INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	6,023	1,284,465

INTEGRATED OIL & GAS—2.8%
Chevron Corp.	8,239	956,877
Exxon Mobil Corp.	19,901	1,344,711
TOTAL SA#	18,726	985,549
		3,287,137
INTEGRATED TELECOMMUNICATION SERVICES—3.1%
AT&T, Inc.	32,156	1,237,684
Verizon Communications, Inc.	39,128	2,366,071
		3,603,755
INTERACTIVE MEDIA & SERVICES—6.3%
Alphabet, Inc., Cl. A*	2,073	2,609,493
Alphabet, Inc., Cl. C*	2,010	2,532,821
Facebook, Inc., Cl. A*	11,268	2,159,512
		7,301,826
INTERNET & DIRECT MARKETING RETAIL—1.6%
Amazon.com, Inc.*	1,016	1,805,087

INVESTMENT BANKING & BROKERAGE—1.9%
Morgan Stanley	47,468	2,185,901

LEISURE FACILITIES—1.0%
Six Flags Entertainment Corp.	10,410	439,198
Vail Resorts, Inc.	2,929	680,612
		1,119,810
MANAGED HEALTHCARE—1.8%
UnitedHealth Group, Inc.	8,486	2,144,412

MULTI-LINE INSURANCE—0.7%
The Hartford Financial Services Group, Inc.	13,340	761,447

MULTI-UTILITIES—0.8%
Sempra Energy	6,674	964,460

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—92.4% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—0.8%
ConocoPhillips	17,676	$975,715

OIL & GAS REFINING & MARKETING—0.4%
Valero Energy Corp.	5,049	489,652

OIL & GAS STORAGE & TRANSPORTATION—0.6%
ONEOK, Inc.	10,458	730,282

PHARMACEUTICALS—8.1%
AstraZeneca PLC#	20,069	983,983
Eli Lilly & Co.	9,626	1,096,883
GlaxoSmithKline PLC#	19,689	901,756
Johnson & Johnson	16,787	2,216,555
Merck & Co., Inc.	19,044	1,650,353
Novartis AG#	6,300	550,872
Pfizer, Inc.	52,638	2,019,720
		9,420,122
RAILROADS—0.7%
Union Pacific Corp.	4,993	826,142

RESTAURANTS—1.3%
Darden Restaurants, Inc.	5,065	568,648
McDonald’s Corp.	4,595	903,836
		1,472,484
SEMICONDUCTOR EQUIPMENT—1.6%
KLA Corp.	10,895	1,841,691

SEMICONDUCTORS—3.2%
Broadcom, Inc.	6,048	1,771,157
QUALCOMM, Inc.	13,296	1,069,530
Taiwan Semiconductor Manufacturing Co., Ltd.#	17,409	898,827
		3,739,514
SOFT DRINKS—2.8%
PepsiCo, Inc.	15,503	2,126,547
The Coca-Cola Co.	20,700	1,126,701
		3,253,248
SPECIALTY CHEMICALS—0.3%
DuPont de Nemours, Inc.	5,494	362,110

SYSTEMS SOFTWARE—8.3%
Microsoft Corp.	67,790	9,719,051

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.9%
Apple, Inc.	23,127	5,753,073

TOBACCO— 1.5%
Altria Group, Inc.	39,514	1,769,832
TOTAL COMMON STOCKS (Cost $55,369,518)		107,999,740

MASTER LIMITED PARTNERSHIP—1.3%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
The Carlyle Group LP	25,365	691,957

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2019 (Continued)

MASTER LIMITED PARTNERSHIP—1.3% (CONT.)	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP	17,862	$802,540
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,172,374)		1,494,497

REAL ESTATE INVESTMENT TRUST—5.0%	SHARES	VALUE
HEALTHCARE—0.7%
Welltower, Inc.	9,369	849,675

INDUSTRIAL—0.7%
Americold Realty Trust	19,681	789,011

MORTGAGE—0.8%
Blackstone Mortgage Trust, Inc., Cl. A	26,124	948,301

SPECIALIZED—2.8%
Crown Castle International Corp.	11,857	1,645,634
CyrusOne, Inc.	9,891	705,030
Lamar Advertising Co., Cl. A	10,909	872,829
		3,223,493
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,995,408)		5,810,480
Total Investments (Cost $60,537,300)	98.7%	$115,304,717
Unaffiliated Securities (Cost $60,537,300)		115,304,717
Other Assets in Excess of Liabilities	1.3%	1,544,526
NET ASSETS	100.0%	$116,849,243

# American Depositary Receipts.

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—90.9%	SHARES	VALUE
AEROSPACE & DEFENSE—4.3%
Arconic, Inc.	62,082	$1,705,393
HEICO Corp.	9,715	1,198,248
L3Harris Technologies, Inc.	6,033	1,244,668
Mercury Systems, Inc.*	21,880	1,611,681
TransDigm Group, Inc.	3,523	1,854,084
		7,614,074
AIR FREIGHT & LOGISTICS—1.0%
XPO Logistics, Inc.*	23,195	1,772,098

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Levi Strauss & Co., Cl. A	45,148	804,537
Lululemon Athletica, Inc.*	13,974	2,854,469
		3,659,006
APPAREL RETAIL —1.7%
Burlington Stores, Inc.*	15,878	3,051,275

APPLICATION SOFTWARE—9.5%
Anaplan, Inc.*	25,959	1,225,265
ANSYS, Inc.*	4,221	929,253
Aspen Technology, Inc.*	15,322	1,763,715
Atlassian Corp. PLC, Cl. A*	14,146	1,708,695
Avalara, Inc.*	43,144	3,063,225
Benefitfocus, Inc.*	35,611	809,616
Cadence Design Systems, Inc.*	20,351	1,329,938
Dropbox, Inc., Cl. A*	48,331	957,920
Fair Isaac Corp.*	4,327	1,315,581
Palantir Technologies, Inc., Cl. A*,@,(a)	16,376	94,162
Paycom Software, Inc.*	8,482	1,794,197
PTC, Inc.*	26,875	1,798,206
		16,789,773
AUTO PARTS & EQUIPMENT—0.8%
Aptiv PLC	16,007	1,433,427

AUTOMOTIVE RETAIL—1.6%
O’Reilly Automotive, Inc.*	6,625	2,885,254

BIOTECHNOLOGY—3.4%
Alexion Pharmaceuticals, Inc.*	6,710	707,234
Genmab AS#,*	54,925	1,200,111
Neurocrine Biosciences, Inc.*	9,552	950,328
Repligen Corp.*	15,633	1,242,668
Sarepta Therapeutics, Inc.*	14,833	1,232,029
Seattle Genetics, Inc.*	5,973	641,500
		5,973,870
BROADCASTING—0.4%
Discovery, Inc., Cl. A*	25,151	677,945

CABLE & SATELLITE—0.8%
Altice USA, Inc., Cl. A*	43,887	1,358,303

COMMUNICATIONS EQUIPMENT—1.0%
Motorola Solutions, Inc.	10,361	1,723,242

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—90.9% (CONT.)	SHARES	VALUE
CONSTRUCTION MATERIALS—1.0%
Vulcan Materials Co.	12,449	$1,778,589

CONSUMER ELECTRONICS—0.8%
Garmin Ltd.	15,172	1,422,375

DATA PROCESSING & OUTSOURCED SERVICES—6.2%
Fidelity National Information Services, Inc.	16,288	2,146,107
Fiserv, Inc.*	46,359	4,920,544
Global Payments, Inc.	17,983	3,042,364
Square, Inc., Cl. A*	14,219	873,473
		10,982,488
DIVERSIFIED SUPPORT SERVICES—3.4%
Cintas Corp.	10,674	2,867,784
IAA, Inc.*	49,374	1,883,618
KAR Auction Services, Inc.	47,672	1,185,126
		5,936,528
EDUCATION SERVICES—1.4%
Bright Horizons Family Solutions, Inc.*	16,816	2,497,512

ELECTRICAL COMPONENTS & EQUIPMENT—2.8%
AMETEK, Inc.	27,669	2,535,865
Rockwell Automation, Inc.	5,260	904,667
Sunrun, Inc.*	100,710	1,565,033
		5,005,565
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.1%
Cognex Corp.	36,492	1,878,973
Trimble, Inc.*	46,558	1,854,871
		3,733,844
ENVIRONMENTAL & FACILITIES SERVICES—2.0%
Waste Connections, Inc.	38,546	3,561,650

FINANCIAL EXCHANGES & DATA—2.7%
MarketAxess Holdings, Inc.	7,845	2,891,588
Tradeweb Markets, Inc., Cl. A	42,893	1,790,783
		4,682,371
FOOD DISTRIBUTORS—1.0%
US Foods Holding Corp.*	43,821	1,738,379

GENERAL MERCHANDISE STORES—1.5%
Dollar Tree, Inc.*	24,225	2,674,440

HEALTHCARE EQUIPMENT—5.0%
ABIOMED, Inc.*	2,980	618,588
DexCom, Inc.*	18,152	2,799,765
IDEXX Laboratories, Inc.*	6,185	1,762,787
Insulet Corp.*	13,149	1,910,813
Masimo Corp.*	8,389	1,223,032
Tandem Diabetes Care, Inc.*	9,419	580,022
		8,895,007
HEALTHCARE SERVICES—1.0%
Guardant Health, Inc.*	25,715	1,787,193

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—90.9% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—1.4%
Phreesia, Inc.*	18,240	$540,451
Teladoc Health, Inc.*	7,403	567,070
Veeva Systems, Inc., Cl. A*	9,527	1,351,214
		2,458,735
HOME FURNISHING RETAIL—1.4%
Bed Bath & Beyond, Inc.	177,051	2,425,599

INDUSTRIAL MACHINERY—0.8%
Lincoln Electric Holdings, Inc.	16,576	1,484,712

INSURANCE BROKERS—0.7%
eHealth, Inc.*	18,049	1,246,103

INTERACTIVE HOME ENTERTAINMENT—0.8%
Take-Two Interactive Software, Inc.*	11,506	1,384,747

INTERACTIVE MEDIA & SERVICES—2.5%
IAC/InterActiveCorp.*	5,936	1,348,956
Pinterest, Inc., Cl. A*	121,616	3,057,426
		4,406,382
INTERNET & DIRECT MARKETING RETAIL—0.5%
MercadoLibre, Inc.*	1,529	797,404

INTERNET SERVICES & INFRASTRUCTURE—1.5%
Akamai Technologies, Inc.*	10,077	871,661
VeriSign, Inc.*	9,494	1,804,049
		2,675,710
LEISURE FACILITIES— 0.8%
Planet Fitness, Inc., Cl. A*	22,396	1,425,729

LIFE SCIENCES TOOLS & SERVICES—2.4%
Adaptive Biotechnologies Corp.*	6,822	177,815
Bio-Techne Corp.	12,533	2,608,995
Lonza Group AG*	1,653	595,765
NanoString Technologies, Inc.*	36,428	823,273
Personalis, Inc.*	11,176	115,783
		4,321,631
MANAGED HEALTHCARE—0.7%
Centene Corp.*	21,844	1,159,480

METAL & GLASS CONTAINERS—0.8%
Ball Corp.	19,878	1,390,864

MOVIES & ENTERTAINMENT—2.0%
Live Nation Entertainment, Inc.*	50,631	3,569,486

PACKAGED FOODS & MEATS—0.3%
Lamb Weston Holdings, Inc.	7,037	549,167

PHARMACEUTICALS—2.9%
Aerie Pharmaceuticals, Inc.*	48,406	1,074,129
Fulcrum Therapeutics, Inc.*	12,137	76,099
GW Pharmaceuticals PLC#,*	16,559	2,215,926
Zoetis, Inc., Cl. A	13,850	1,771,692
		5,137,846

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—90.9% (CONT.)	SHARES	VALUE
PROPERTY & CASUALTY INSURANCE—1.0%
The Progressive Corp.	24,877	$1,733,927

REGIONAL BANKS—0.8%
SVB Financial Group*	6,521	1,444,271

RESEARCH & CONSULTING SERVICES—3.9%
CoStar Group, Inc.*	3,998	2,196,981
IHS Markit Ltd.*	25,455	1,782,359
Verisk Analytics, Inc., Cl. A	19,500	2,821,650
		6,800,990
RESTAURANTS—2.7%
Chipotle Mexican Grill, Inc., Cl. A*	740	575,838
Shake Shack, Inc., Cl. A*	34,523	2,840,552
Wingstop, Inc.	15,857	1,322,950
		4,739,340
SEMICONDUCTOR EQUIPMENT—1.0%
KLA Corp.	10,685	1,806,192

SEMICONDUCTORS—2.9%
Advanced Micro Devices, Inc.*	88,491	3,002,500
Micron Technology, Inc.*	15,038	715,057
Xilinx, Inc.	14,599	1,324,713
		5,042,270
SYSTEMS SOFTWARE—0.5%
Proofpoint, Inc.*	7,451	859,622

TRADING COMPANIES & DISTRIBUTORS—0.5%
MSC Industrial Direct Co., Inc., Cl. A	12,378	906,193

TRUCKING—0.6%
Old Dominion Freight Line, Inc.	5,923	1,078,460
TOTAL COMMON STOCKS (Cost $143,314,331)		160,479,068

PREFERRED STOCKS—0.4%	SHARES	VALUE
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@,(a)	66,787	384,025
Palantir Technologies, Inc., Cl. D*,@,(a)	8,701	50,031
		434,056
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	232,787
TOTAL PREFERRED STOCKS (Cost $1,486,719)		666,843

RIGHTS—1.1%	SHARES	VALUE
BIOTECHNOLOGY—1.1%
Tolero CDR*,@,(a),(c)	590,059	1,905,891
(Cost $315,501)		1,905,891

REAL ESTATE INVESTMENT TRUST—4.8%	SHARES	VALUE
HEALTHCARE—1.0%
Welltower, Inc.	20,255	1,836,926

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

REAL ESTATE INVESTMENT TRUST—4.8% (CONT.)	SHARES	VALUE
INDUSTRIAL—1.0%
Americold Realty Trust	24,194	$969,937
Rexford Industrial Realty, Inc.	17,950	863,216
		1,833,153
RESIDENTIAL—0.7%
Equity LifeStyle Properties, Inc.	15,274	1,068,264

SPECIALIZED—2.1%
Crown Castle International Corp.	26,514	3,679,878
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $6,453,777)		8,418,221
Total Investments (Cost $151,570,328)	97.2%	$171,470,023
Affiliated Securities (Cost $988,245)		232,787
Unaffiliated Securities (Cost $150,582,083)		171,237,236
Other Assets in Excess of Liabilities	2.8%	4,983,906
NET ASSETS	100.0%	$176,453,929

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)          Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Palantir Technologies, Inc., Cl. A	10/7/14	$106,559	0.05%	$94,162	0.05%
Palantir Technologies, Inc., Cl. B	10/7/14	441,023	0.22%	384,025	0.22%
Palantir Technologies, Inc., Cl. D	10/14/14	57,451	0.03%	50,031	0.03%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	232,787	0.13%
Tolero CDR	2/6/17	315,501	0.19%	1,905,891	1.08%
Total				$2,666,896	1.51%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—98.7%	SHARES	VALUE
AEROSPACE & DEFENSE—5.4%
HEICO Corp.	5,611	$692,061
Mercury Systems, Inc.*,(a)	12,849	946,457
		1,638,518
AIR FREIGHT & LOGISTICS—3.5%
XPO Logistics, Inc.*,(a)	13,821	1,055,924

APPAREL ACCESSORIES & LUXURY GOODS—3.6%
Lululemon Athletica, Inc.*,(a)	5,372	1,097,338

APPAREL RETAIL—2.8%
Burlington Stores, Inc.*,(a)	4,343	834,594

APPLICATION SOFTWARE—20.0%
ANSYS, Inc.*,(a)	3,650	803,549
Atlassian Corp., PLC, Cl. A*	4,623	558,412
Avalara, Inc.*	3,575	253,825
Blackbaud, Inc.(a)	7,595	637,600
Coupa Software, Inc.*	2,352	323,376
Guidewire Software, Inc.*	3,043	343,068
HubSpot, Inc.*	4,641	719,819
Manhattan Associates, Inc.*	9,893	741,480
Paylocity Holding Corp.*	3,843	394,292
The Trade Desk, Inc., Cl. A*	1,649	331,119
Tyler Technologies, Inc.*,(a)	3,568	958,080
		6,064,620
BIOTECHNOLOGY—2.1%
Exact Sciences Corp.*	3,895	338,865
Repligen Corp.*	3,869	307,547
		646,412
COMMUNICATIONS EQUIPMENT—2.1%
Motorola Solutions, Inc.	3,736	621,372

ELECTRONIC EQUIPMENT & INSTRUMENTS—4.5%
Cognex Corp.(a)	26,537	1,366,390

ENVIRONMENTAL & FACILITIES SERVICES—1.9%
Waste Connections, Inc.	6,065	560,406

FINANCIAL EXCHANGES & DATA—1.3%
Tradeweb Markets, Inc., Cl. A	9,586	400,216

GENERAL MERCHANDISE STORES—2.4%
Dollar Tree, Inc.*	6,448	711,859

HEALTHCARE EQUIPMENT—12.9%
Cantel Medical Corp.(a)	14,218	1,036,349
DexCom, Inc.*	3,408	525,650
IDEXX Laboratories, Inc.*	2,460	701,125
Insulet Corp.*	1,899	275,963
Intuitive Surgical, Inc.*	1,141	630,916
Masimo Corp.*	3,326	484,898
Mesa Laboratories, Inc.	1,139	259,407
		3,914,308

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—98.7% (CONT.)	SHARES	VALUE
HEALTHCARE SUPPLIES—3.9%
Quidel Corp.*,(a)	15,171	$863,230
Silk Road Medical, Inc.*	9,195	304,538
		1,167,768
HEALTHCARE TECHNOLOGY—4.6%
Teladoc Health, Inc.*	6,999	536,123
Veeva Systems, Inc., Cl. A*,(a)	5,978	847,860
		1,383,983
INDUSTRIAL MACHINERY—2.6%
Helios Technologies, Inc.	7,539	298,771
Proto Labs, Inc.*	4,887	473,892
		772,663
INTERNET SERVICES & INFRASTRUCTURE—3.4%
Okta, Inc., Cl. A*	5,729	624,862
Shopify, Inc., Cl. A*	1,255	393,530
		1,018,392
LEISURE FACILITIES— 1.7%
Planet Fitness, Inc., Cl. A*	7,855	500,049

LIFE SCIENCES TOOLS & SERVICES—5.2%
Bio-Techne Corp.(a)	4,738	986,309
Illumina, Inc.*	2,032	600,497
		1,586,806
MANAGED HEALTHCARE—2.1%
HealthEquity, Inc.*	11,123	631,675

OIL & GAS EQUIPMENT & SERVICES—2.3%
DMC Global, Inc.	15,865	709,800

PHARMACEUTICALS—2.2%
Zoetis, Inc., Cl. A	5,289	676,569

RESTAURANTS—2.1%
Shake Shack, Inc., Cl. A*	7,601	625,410

SPECIALTY STORES—1.5%
Tiffany & Co.	3,713	462,306

SYSTEMS SOFTWARE—1.5%
Proofpoint, Inc.*	3,988	460,096

TRADING COMPANIES & DISTRIBUTORS—3.1%
SiteOne Landscape Supply, Inc.*	10,662	938,896

TOTAL COMMON STOCKS (Cost $29,475,058)		29,846,370
Total Investments (Cost $29,475,058)	98.7%	$29,846,370
Unaffiliated Securities (Cost $29,475,058)		29,846,370
Other Assets in Excess of Liabilities	1.3%	406,824
NET ASSETS	100.0%	$30,253,194

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

*              Non-income producing security.

(a)      All or a portion of this security is segregated as collateral for repayment of the payable for interfund loans in accordance with the terms and conditions of the application and order of exemption that was granted by the Securities and Exchange Commission dated August 11, 2009.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—93.2%	SHARES	VALUE
AEROSPACE & DEFENSE—2.4%
Kratos Defense & Security Solutions, Inc.*	696,053	$13,141,481

AIR FREIGHT & LOGISTICS—0.7%
XPO Logistics, Inc.*	45,704	3,491,786

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Canada Goose Holdings, Inc.*	271,134	11,341,535

APPLICATION SOFTWARE—20.8%
2U, Inc.*	11,629	208,450
Altair Engineering, Inc., Cl. A*	222,004	8,185,287
Avalara, Inc.*	163,911	11,637,681
Ebix, Inc.	21,950	935,729
Everbridge, Inc.*	160,453	11,153,088
Globant SA*	107,584	10,033,284
HubSpot, Inc.*	51,145	7,932,590
Paylocity Holding Corp.*	297,884	30,562,897
SPS Commerce, Inc.*	198,694	10,485,082
Telaria, Inc.*	488,439	3,697,483
The Trade Desk, Inc., Cl. A*	88,376	17,745,901
		112,577,472
ASSET MANAGEMENT & CUSTODY BANKS—2.4%
Hamilton Lane, Inc., Cl. A	218,892	13,050,341

BIOTECHNOLOGY—6.4%
ACADIA Pharmaceuticals, Inc.*	317,681	13,472,851
Acorda Therapeutics, Inc.*	217	358
Portola Pharmaceuticals, Inc.*	577,711	16,701,625
Puma Biotechnology, Inc.*	448,820	3,051,976
Ultragenyx Pharmaceutical, Inc.*	39,726	1,594,602
		34,821,412
EDUCATION SERVICES—5.2%
Chegg, Inc.*	914,611	28,041,973

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
nLight, Inc.*	97,607	1,304,030
Novanta, Inc.*	78,704	7,008,591
		8,312,621
ENVIRONMENTAL & FACILITIES SERVICES—4.9%
Casella Waste Systems, Inc., Cl. A*	603,006	26,285,032

GENERAL MERCHANDISE STORES—2.1%
Ollie’s Bargain Outlet Holdings, Inc.*	173,404	11,077,048

HEALTHCARE DISTRIBUTORS—1.8%
PetIQ, Inc., Cl. A*	400,847	9,908,938

HEALTHCARE EQUIPMENT—13.9%
Glaukos Corp.*	334,208	21,332,497
Insulet Corp.*	160,427	23,313,252
Nevro Corp.*	356,462	30,727,023
		75,372,772

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—93.2% (CONT.)	SHARES	VALUE
HEALTHCARE FACILITIES—2.9%
US Physical Therapy, Inc.	111,752	$15,809,555

HEALTHCARE TECHNOLOGY—0.3%
Tabula Rasa HealthCare, Inc.*	35,256	1,795,941

HOTELS RESORTS & CRUISE LINES—0.5%
Lindblad Expeditions Holdings, Inc.*	171,067	2,692,595

INDUSTRIAL MACHINERY—1.4%
The Middleby Corp.*	63,549	7,686,252

INSURANCE BROKERS—0.5%
eHealth, Inc.*	40,861	2,821,043

INTERACTIVE MEDIA & SERVICES—0.0%
Care.com, Inc.*	2,189	25,568

INTERNET & DIRECT MARKETING RETAIL—2.2%
Wayfair, Inc., Cl. A*	146,286	12,029,098

IT CONSULTING & OTHER SERVICES—3.6%
EPAM Systems, Inc.*	110,087	19,370,909

LEISURE FACILITIES—3.4%
Planet Fitness, Inc., Cl. A*	286,567	18,242,855

MANAGED HEALTHCARE—0.4%
Progyny, Inc.*	138,645	2,277,937

OIL & GAS EQUIPMENT & SERVICES—0.5%
Solaris Oilfield Infrastructure, Inc., Cl. A	260,644	2,773,252

PHARMACEUTICALS—1.1%
Aerie Pharmaceuticals, Inc.*	227	5,037
Dermira, Inc.*	911,257	6,096,309
		6,101,346
REAL ESTATE SERVICES—5.2%
FirstService Corp.	319,000	27,851,890

REGIONAL BANKS—1.2%
Independent Bank Group, Inc.	44,617	2,385,671
Signature Bank	32,733	3,872,969
		6,258,640
SEMICONDUCTORS—0.2%
Impinj, Inc.*	36,545	1,202,148

SYSTEMS SOFTWARE—2.7%
Rapid7, Inc.*	264,594	13,253,513
Zuora, Inc., Cl. A*	98,798	1,407,872
		14,661,385
THRIFTS & MORTGAGE FINANCE—0.3%
Axos Financial, Inc.*	47,082	1,367,732

TRADING COMPANIES & DISTRIBUTORS—2.6%
SiteOne Landscape Supply, Inc.*	157,387	13,859,499
TOTAL COMMON STOCKS (Cost $449,686,929)		504,250,056

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	$245,362
(Cost $1,041,633)		245,362
Total Investments (Cost $450,728,562)	93.2%	$504,495,418
Affiliated Securities (Cost $1,041,633)		245,362
Unaffiliated Securities (Cost $449,686,929)		504,250,056
Other Assets in Excess of Liabilities	6.8%	36,691,640
NET ASSETS	100.0%	$541,187,058

(a)      Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)      Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*              Non-income producing security.

@         Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Prosetta Biosciences, Inc., Series D	2/6/15	$1,041,633	0.10%	$245,362	0.05%
Total				$245,362	0.05%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—85.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.9%
Hexcel Corp.	9,589	$715,531
Mercury Systems, Inc.*	29,493	2,172,455
		2,887,986
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Canada Goose Holdings, Inc.*	24,117	1,008,814
Levi Strauss & Co., Cl. A	20,698	368,838
		1,377,652
APPAREL RETAIL —1.7%
Burlington Stores, Inc.*	13,289	2,553,747

APPLICATION SOFTWARE—21.3%
ACI Worldwide, Inc.*	84,623	2,656,316
Avalara, Inc.*	63,211	4,487,982
Blackbaud, Inc.	34,112	2,863,703
Blackline, Inc.*	14,593	682,077
Coupa Software, Inc.*	14,692	2,020,003
Everbridge, Inc.*	22,591	1,570,300
Guidewire Software, Inc.*	21,822	2,460,212
HubSpot, Inc.*	17,880	2,773,188
Manhattan Associates, Inc.*	21,311	1,597,259
Medallia, Inc.*	1,766	51,355
MicroStrategy, Inc., Cl. A*	7,651	1,172,516
Paycom Software, Inc.*	14,175	2,998,439
Q2 Holdings, Inc.*	30,311	2,166,933
Smartsheet, Inc., Cl. A*	23,611	930,273
SPS Commerce, Inc.*	24,866	1,312,179
Tyler Technologies, Inc.*	7,572	2,033,233
		31,775,968
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
WisdomTree Investments, Inc.	230,514	1,177,927

BIOTECHNOLOGY—3.9%
CareDx, Inc.*	106,657	2,795,480
Exact Sciences Corp.*	14,708	1,279,596
Portola Pharmaceuticals, Inc.*	20,047	579,559
Repligen Corp.*	13,572	1,078,838
		5,733,473
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	17,348	661,826

ELECTRONIC COMPONENTS—1.0%
Dolby Laboratories, Inc., Cl. A	23,069	1,484,029

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
Cognex Corp.	46,587	2,398,765

FINANCIAL EXCHANGES & DATA—0.5%
Tradeweb Markets, Inc., Cl. A	19,299	805,733

GENERAL MERCHANDISE STORES—0.5%
Ollie’s Bargain Outlet Holdings, Inc.*	11,453	731,618

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—85.8% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—11.9%
ABIOMED, Inc.*	9,856	$2,045,908
Cantel Medical Corp.	46,661	3,401,120
CryoPort, Inc.*	44,672	626,748
DexCom, Inc.*	14,549	2,244,038
Inmode Ltd.*	11,631	357,770
Inogen, Inc.*	20,066	1,092,293
Insulet Corp.*	37,975	5,518,527
Tandem Diabetes Care, Inc.*	40,142	2,471,944
		17,758,348
HEALTHCARE SERVICES—0.5%
Guardant Health, Inc.*	10,540	732,530

HEALTHCARE SUPPLIES—5.0%
Neogen Corp.*	56,867	3,699,767
Quidel Corp.*	61,500	3,499,350
SmileDirectClub, Inc., Cl. A*	22,537	263,570
		7,462,687
HEALTHCARE TECHNOLOGY—5.7%
Teladoc Health, Inc.*	16,704	1,279,526
Veeva Systems, Inc., Cl. A*	39,816	5,647,104
Vocera Communications, Inc.*	74,674	1,487,506
		8,414,136
HYPERMARKETS & SUPER CENTERS—1.0%
BJ’s Wholesale Club Holdings, Inc.*	54,555	1,456,619

INSURANCE BROKERS—0.4%
eHealth, Inc.*	8,927	616,320

INTERACTIVE HOME ENTERTAINMENT—1.0%
Take-Two Interactive Software, Inc.*	12,459	1,499,441

INTERACTIVE MEDIA & SERVICES—1.0%
Pinterest, Inc., Cl. A*	60,594	1,523,333

INTERNET SERVICES & INFRASTRUCTURE—2.1%
Shopify, Inc., Cl. A*	10,019	3,141,658

IT CONSULTING & OTHER SERVICES—3.1%
InterXion Holding NV*	52,187	4,603,937

LEISURE FACILITIES—0.8%
Planet Fitness, Inc., Cl. A*	18,673	1,188,723

LIFE SCIENCES TOOLS & SERVICES—6.2%
Bio-Techne Corp.	29,718	6,186,396
NanoString Technologies, Inc.*	64,131	1,449,361
Personalis, Inc.*	4,563	47,273
PRA Health Sciences, Inc.*	15,488	1,513,332
		9,196,362
MANAGED HEALTHCARE—0.8%
HealthEquity, Inc.*	19,841	1,126,770

MOVIES & ENTERTAINMENT—2.1%
Live Nation Entertainment, Inc.*	43,254	3,049,407

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—85.8% (CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—0.7%
DMC Global, Inc.	23,034	$1,030,541

OIL & GAS EXPLORATION & PRODUCTION—0.6%
Magnolia Oil & Gas Corp., Cl. A*	91,844	901,908

PERSONAL PRODUCTS—0.1%
elf Beauty, Inc.*	6,247	104,950

PHARMACEUTICALS—0.4%
Aerie Pharmaceuticals, Inc.*	26,579	589,788

RESTAURANTS—2.5%
Shake Shack, Inc., Cl. A*	30,435	2,504,191
Wingstop, Inc.	13,971	1,165,601
		3,669,792
SEMICONDUCTORS—0.8%
Universal Display Corp.	5,643	1,129,616

SPECIALTY CHEMICALS—1.8%
Balchem Corp.	26,649	2,697,145

SPECIALTY STORES—0.8%
Five Below, Inc.*	9,277	1,160,645

SYSTEMS SOFTWARE—2.0%
Proofpoint, Inc.*	25,920	2,990,390
TOTAL COMMON STOCKS (Cost $72,006,394)		127,633,770

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	53,729
(Cost $228,096)		53,729

RIGHTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Tolero CDR*,@,(b),(c)	174,782	564,546
(Cost $94,483)		564,546
Total Investments (Cost $72,328,973)	86.2%	$128,252,045
Affiliated Securities (Cost $228,096)		53,729
Unaffiliated Securities (Cost $72,100,877)		128,198,316
Other Assets in Excess of Liabilities	13.8%	20,617,913
NET ASSETS	100.0%	$148,869,958

(a)      Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)      Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)       Contingent Deferred Rights.

*              Non-income producing security.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2019 (Continued)

@         Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Prosetta Biosciences, Inc., Series D	2/6/15	$228,096	0.10%	$53,729	0.04%
Tolero CDR	2/6/17	94,483	0.08%	564,546	0.38%
Total				$618,275	0.42%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—93.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.8%
Mercury Systems, Inc.*	1,445,042	$106,441,794

APPAREL ACCESSORIES & LUXURY GOODS—2.5%
Canada Goose Holdings, Inc.*	2,207,880	92,355,620

APPLICATION SOFTWARE—26.0%
ACI Worldwide, Inc.*	959,360	30,114,310
Alteryx, Inc., Cl. A*	663,627	60,721,871
ANSYS, Inc.*	425,603	93,696,499
Avalara, Inc.*	1,051,258	74,639,318
Blackbaud, Inc.	812,650	68,221,968
Blackline, Inc.*	1,369,352	64,003,512
Coupa Software, Inc.*	232,419	31,955,288
Everbridge, Inc.*	1,514,916	105,301,810
Guidewire Software, Inc.*	548,332	61,818,950
Medallia, Inc.*	1,284,931	37,365,793
Paycom Software, Inc.*	359,618	76,069,996
Pluralsight, Inc., Cl. A*	3,527,274	63,773,114
PROS Holdings, Inc.*	1,386,786	71,058,915
Q2 Holdings, Inc.*	837,250	59,855,003
Tyler Technologies, Inc.*	274,365	73,672,490
		972,268,837
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
WisdomTree Investments, Inc.	7,749,509	39,599,991

BIOTECHNOLOGY—9.3%
CareDx, Inc.*	3,841,615	100,688,729
Exact Sciences Corp.*	565,619	49,208,853
Natera, Inc.*	3,030,348	116,729,005
Repligen Corp.*	1,018,871	80,990,056
		347,616,643
EDUCATION SERVICES—2.0%
Chegg, Inc.*	2,432,127	74,569,014

ELECTRONIC EQUIPMENT & INSTRUMENTS—5.5%
Cognex Corp.	2,479,613	127,675,273
FLIR Systems, Inc.	1,554,616	80,156,001
		207,831,274
GENERAL MERCHANDISE STORES—0.8%
Ollie’s Bargain Outlet Holdings, Inc.*	450,603	28,784,520

HEALTHCARE DISTRIBUTORS—1.3%
PetIQ, Inc., Cl. A*	2,045,022	50,552,944

HEALTHCARE EQUIPMENT—19.0%
ABIOMED, Inc.*	312,425	64,853,182
Cantel Medical Corp.	1,498,707	109,240,752
CryoPort, Inc.*	4,039,639	56,676,135
Glaukos Corp.*	1,017,196	64,927,621
Heska Corp.*	943,252	76,422,277
Insulet Corp.*	678,062	98,535,970
iRhythm Technologies, Inc.*	368,944	24,652,838

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—93.7% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—19.0% (CONT.)
Nevro Corp.*	666,568	$57,458,162
Tactile Systems Technology, Inc.*	1,593,684	72,385,127
Tandem Diabetes Care, Inc.*	1,391,486	85,687,708
		710,839,772
HEALTHCARE SUPPLIES—4.5%
Neogen Corp.*	1,531,679	99,651,036
Quidel Corp.*	1,221,842	69,522,810
		169,173,846
HEALTHCARE TECHNOLOGY—4.1%
Veeva Systems, Inc., Cl. A*	755,764	107,190,008
Vocera Communications, Inc.*	2,374,363	47,297,311
		154,487,319
INTERNET SERVICES & INFRASTRUCTURE—1.3%
Shopify, Inc., Cl. A*	154,207	48,354,689

LIFE SCIENCES TOOLS & SERVICES—3.9%
Adaptive Biotechnologies Corp.*	941,173	24,531,674
Bio-Techne Corp.	574,632	119,621,144
		144,152,818
MANAGED HEALTHCARE—1.9%
HealthEquity, Inc.*	1,269,004	72,066,737

RESTAURANTS—3.1%
Wingstop, Inc.	1,389,599	115,934,245

SPECIALTY CHEMICALS—1.4%
Balchem Corp.	519,799	52,608,857

SPECIALTY STORES—1.4%
Five Below, Inc.*	431,303	53,960,318

SYSTEMS SOFTWARE—1.8%
Proofpoint, Inc.*	584,853	67,474,491
TOTAL COMMON STOCKS (Cost $3,205,695,551)		3,509,073,729

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(b)	11,905	38,453
(Cost $6,436)		38,453
Total Investments (Cost $3,205,701,987)	93.7%	$3,509,112,182
Unaffiliated Securities (Cost $3,205,701,987)		3,509,112,182
Other Assets in Excess of Liabilities	6.3%	237,340,967
NET ASSETS	100.0%	$3,746,453,149

(a)      Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)      Contingent Deferred Rights.

*              Non-income producing security.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

@         Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Tolero CDR	2/6/17	$6,436	0.00%	$38,453	0.00%
Total				$38,453	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—96.7%	SHARES	VALUE
AUSTRALIA—3.0%
APPLICATION SOFTWARE—1.7%
Technology One Ltd.	449,033	$2,281,097

HEALTHCARE SUPPLIES—1.3%
Nanosonics Ltd.*	395,062	1,848,372
TOTAL AUSTRALIA (Cost $3,631,059)		4,129,469

BRAZIL—6.4%
AIRLINES—2.3%
Azul SA#,*	79,500	3,098,910

EDUCATION SERVICES—2.2%
Arco Platform Ltd., Cl. A*	74,423	3,088,554

REINSURANCE—1.9%
IRB Brasil Resseguros SA	275,800	2,599,447
TOTAL BRAZIL (Cost $8,414,757)		8,786,911

CHINA—8.0%
EDUCATION SERVICES—2.4%
New Oriental Education & Technology Group, Inc.#,*	26,100	3,185,766

INTERNET & DIRECT MARKETING RETAIL—3.5%
Alibaba Group Holding Ltd.#,*	19,100	3,374,397
Baozun, Inc.#,*	32,443	1,411,919
		4,786,316
LIFE & HEALTH INSURANCE—2.1%
Ping An Insurance Group Co., of China Ltd., Cl. H	250,000	2,885,485
TOTAL CHINA (Cost $10,411,896)		10,857,567

DENMARK—2.4%
BIOTECHNOLOGY—2.4%
Genmab AS*	15,200	3,320,996
(Cost $3,045,938)

FRANCE—11.2%
AEROSPACE & DEFENSE—2.3%
Safran SA	19,450	3,080,548

APPAREL ACCESSORIES & LUXURY GOODS—2.6%
LVMH Moet Hennessy Louis Vuitton SE	8,400	3,587,110

INTERACTIVE HOME ENTERTAINMENT—0.9%
Ubisoft Entertainment SA*	21,344	1,261,358

LIFE SCIENCES TOOLS & SERVICES—2.8%
Eurofins Scientific SE	7,550	3,827,638

RESEARCH & CONSULTING SERVICES—2.6%
Teleperformance	15,557	3,529,468
TOTAL FRANCE (Cost $13,621,764)		15,286,122

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
GERMANY—3.5%
ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
Varta AG*	23,059	$2,606,470

FOOTWEAR—1.6%
Puma SE	29,000	2,181,805
TOTAL GERMANY (Cost $3,721,810)		4,788,275

INDIA—4.5%
CONSUMER FINANCE—2.3%
Manappuram Finance Ltd.	1,314,000	3,142,635

DIVERSIFIED BANKS—2.2%
HDFC Bank Ltd.	175,000	3,029,050
TOTAL INDIA (Cost $5,953,511)		6,171,685

IRELAND—3.0%
PACKAGED FOODS & MEATS—3.0%
Kerry Group PLC, Cl. A	33,541	4,054,875
(Cost $3,560,764)

ITALY—5.1%
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Moncler SpA	59,786	2,306,964

AUTOMOBILE MANUFACTURERS—1.7%
Ferrari NV	14,962	2,395,716

DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Nexi SpA*	220,000	2,277,639
TOTAL ITALY (Cost $6,428,194)		6,980,319

JAPAN—12.0%
HEALTHCARE SUPPLIES—2.6%
Hoya Corp.	40,100	3,543,763

HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
Recruit Holdings Co., Ltd.	86,400	2,871,289

INTERACTIVE HOME ENTERTAINMENT—2.3%
Nintendo Co., Ltd.	8,400	3,080,872

PERSONAL PRODUCTS—2.7%
Shiseido Co., Ltd.	44,700	3,685,253

REAL ESTATE DEVELOPMENT—2.3%
Katitas Co., Ltd.	72,400	3,123,906
TOTAL JAPAN (Cost $13,139,842)		16,305,083

NETHERLANDS—6.2%
SEMICONDUCTOR EQUIPMENT—3.2%
ASML Holding NV	16,600	4,350,907

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
NETHERLANDS—6.2% (CONT.)
SEMICONDUCTORS—3.0%
NXP Semiconductors NV	35,600	$4,047,008
TOTAL NETHERLANDS (Cost $6,507,936)		8,397,915

NEW ZEALAND—3.1%
APPLICATION SOFTWARE—1.8%
Xero Ltd.*	52,500	2,490,295

PACKAGED FOODS & MEATS—1.3%
a2 Milk Co., Ltd.*	211,000	1,743,004
TOTAL NEW ZEALAND (Cost $3,804,241)		4,233,299

PERU—1.7%
DIVERSIFIED BANKS—1.7%
Credicorp Ltd.	11,100	2,375,844
(Cost $2,277,656)

RUSSIA—5.4%
INTEGRATED OIL & GAS—3.4%
LUKOIL PJSC#	50,000	4,607,655

INTERACTIVE MEDIA & SERVICES—2.0%
Yandex NV, Cl. A*	82,200	2,744,658
TOTAL RUSSIA (Cost $6,069,211)		7,352,313

SOUTH KOREA—2.4%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.4%
Samsung Electronics Co., Ltd.	77,000	3,308,619
(Cost $3,368,022)

SPAIN—2.3%
BIOTECHNOLOGY—2.3%
Grifols SA#	141,841	3,107,736
(Cost $2,912,921)

SWITZERLAND—6.5%
ASSET MANAGEMENT & CUSTODY BANKS—2.7%
Partners Group Holding AG	4,684	3,660,180

LIFE SCIENCES TOOLS & SERVICES—1.5%
Lonza Group AG*	5,800	2,090,403

SPECIALTY CHEMICALS—2.3%
Sika AG	18,000	3,094,160
TOTAL SWITZERLAND (Cost $7,960,163)		8,844,743

TAIWAN—1.7%
SEMICONDUCTORS—1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.#	45,750	2,362,072
(Cost $2,023,167)

UNITED KINGDOM—6.2%
FINANCIAL EXCHANGES & DATA—2.1%
London Stock Exchange Group PLC	32,200	2,901,826

THE ALGER FUNDS  |  ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—96.7% (CONT.)	SHARES	VALUE
UNITED KINGDOM—6.2% (CONT.)
INTERACTIVE MEDIA & SERVICES—2.1%
Rightmove PLC	370,600	$2,876,666

PHARMACEUTICALS—2.0%
AstraZeneca PLC	27,600	2,691,477
TOTAL UNITED KINGDOM (Cost $6,859,640)		8,469,969
UNITED STATES—2.1%
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Lululemon Athletica, Inc.* (Cost $2,387,105)	13,691	2,796,661
TOTAL COMMON STOCKS (Cost $116,099,597)		131,930,473
Total Investments (Cost $116,099,597)	96.7%	$131,930,473
Unaffiliated Securities (Cost $116,099,597)		131,930,473
Other Assets in Excess of Liabilities	3.3%	4,563,554
NET ASSETS	100.0%	$136,494,027

#            American Depositary Receipts.

*            Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES

FUND Schedule of Investments October 31, 2019

COMMON STOCKS—94.3%	SHARES	VALUE
BIOTECHNOLOGY—28.1%
AbbVie, Inc.	85,000	$6,761,750
ACADIA Pharmaceuticals, Inc.*	12,000	508,920
Alexion Pharmaceuticals, Inc.*	15,000	1,581,000
Amarin Corp. PLC#,*	85,000	1,395,700
Apellis Pharmaceuticals, Inc.*	24,000	705,360
ArQule, Inc.*	80,000	808,800
Ascendis Pharma AS#,*	5,500	608,190
Atara Biotherapeutics, Inc.*	15,000	163,800
Biogen, Inc.*	14,500	4,331,295
Biohaven Pharmaceutical Holding Co., Ltd.*	16,500	757,680
CareDx, Inc.*	26,000	681,460
Castle Biosciences, Inc.*	20,000	470,800
Celgene Corp.*	24,000	2,592,720
Deciphera Pharmaceuticals, Inc.*	6,000	266,040
Fate Therapeutics, Inc.*	40,000	598,000
FibroGen, Inc.*	23,000	900,450
Five Prime Therapeutics, Inc.*	10,000	39,500
Genmab AS#,*	60,000	1,311,000
GlycoMimetics, Inc.*	60,000	316,800
Gossamer Bio, Inc.*	28,000	576,100
Halozyme Therapeutics, Inc.*	66,000	1,011,120
Immunomedics, Inc.*	46,000	736,000
Invitae Corp.*	35,000	563,850
Iovance Biotherapeutics, Inc.*	88,000	1,859,440
MeiraGTx Holdings PLC*	31,000	447,950
Mirati Therapeutics, Inc.*	12,000	1,130,160
Natera, Inc.*	16,000	616,320
Neurocrine Biosciences, Inc.*	13,500	1,343,115
Repligen Corp.*	33,000	2,623,170
Sage Therapeutics, Inc.*	8,500	1,153,025
Sarepta Therapeutics, Inc.*	60,000	4,983,600
Seattle Genetics, Inc.*	13,000	1,396,200
Stemline Therapeutics, Inc.*	35,000	350,000
Stoke Therapeutics, Inc.*	6,000	170,040
The Medicines Co.*	14,500	761,105
Translate Bio, Inc.*	11,000	100,595
Turning Point Therapeutics, Inc.*	50,000	1,918,000
Vertex Pharmaceuticals, Inc.*	44,000	8,601,120
		55,140,175
HEALTHCARE EQUIPMENT—21.1%
Abbott Laboratories	78,108	6,530,610
ABIOMED, Inc.*	5,000	1,037,900
Boston Scientific Corp.*	70,000	2,919,000
Danaher Corp.	45,000	6,201,900
DexCom, Inc.*	38,000	5,861,120
Edwards Lifesciences Corp.*	7,000	1,668,660
IDEXX Laboratories, Inc.*	10,000	2,850,100
Insulet Corp.*	30,000	4,359,600

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—94.3% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—21.1% (CONT.)
Intuitive Surgical, Inc.*	4,500	$2,488,275
Masimo Corp.*	9,000	1,312,110
Nevro Corp.*	10,000	862,000
Sartorius AG	7,000	1,360,193
Shockwave Medical, Inc.*	10,000	340,200
Stryker Corp.	14,000	3,027,780
Tandem Diabetes Care, Inc.*	9,560	588,705
		41,408,153
HEALTHCARE SERVICES—1.4%
Guardant Health, Inc.*	40,734	2,831,013

HEALTHCARE SUPPLIES—1.5%
Align Technology, Inc.*	3,500	883,015
Haemonetics Corp.*	7,000	845,110
STAAR Surgical Co.*	36,000	1,180,080
		2,908,205
HEALTHCARE TECHNOLOGY—1.9%
Phreesia, Inc.*	30,353	899,359
Teladoc Health, Inc.*	16,407	1,256,776
Veeva Systems, Inc., Cl. A*	11,000	1,560,131
		3,716,266
INSURANCE BROKERS—1.1%
eHealth, Inc.*	30,534	2,108,067

LIFE SCIENCES TOOLS & SERVICES—9.2%
10X Genomics, Inc., Cl. A*	11,000	638,000
Adaptive Biotechnologies Corp.*	27,171	708,212
Bio-Rad Laboratories, Inc., Cl. A*	3,500	1,160,670
Bio-Techne Corp.	11,000	2,289,870
Illumina, Inc.*	6,500	1,920,880
Lonza Group AG*	4,500	1,621,864
NanoString Technologies, Inc.*	57,502	1,299,545
NeoGenomics, Inc.*	40,000	917,200
Personalis, Inc.*	27,087	280,621
Thermo Fisher Scientific, Inc.	24,000	7,247,521
		18,084,383
MANAGED HEALTHCARE—3.8%
Centene Corp.*	5,000	265,400
Humana, Inc.	5,500	1,618,100
UnitedHealth Group, Inc.	22,000	5,559,400
		7,442,900
PACKAGED FOODS & MEATS—0.3%
Freshpet, Inc.*	11,000	574,860

PHARMACEUTICALS—25.9%
Aerie Pharmaceuticals, Inc.*	65,000	1,442,350
Allergan PLC	24,000	4,226,640
AstraZeneca PLC#	115,000	5,638,450
Axsome Therapeutics, Inc.*	15,000	361,200

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—94.3% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—25.9% (CONT.)
Bristol-Myers Squibb Co.	90,000	$5,163,300
Dechra Pharmaceuticals PLC	14,162	483,088
Emmaus Life Sciences, Inc.*	340,546	1,004,611
Fulcrum Therapeutics, Inc.*	47,781	299,587
GW Pharmaceuticals PLC#,*	43,000	5,754,260
Merck & Co., Inc.	113,000	9,792,580
Merck KGaA	16,500	1,967,810
Novartis AG#	70,000	6,120,800
Novo Nordisk AS#	10,000	552,200
Reata Pharmaceuticals, Inc., Cl. A*	5,500	1,133,440
Sanofi#	35,000	1,612,800
WaVe Life Sciences Ltd.*	2,000	50,580
Zoetis, Inc., Cl. A	40,000	5,116,800
		50,720,496
TOTAL COMMON STOCKS (Cost $155,144,203)		184,934,518

PREFERRED STOCKS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	951,208
(Cost $4,038,147)		951,208

RIGHTS—3.2%	SHARES	VALUE
BIOTECHNOLOGY—3.2%
Tolero CDR*,@,(a),(c)	1,956,996	6,321,097
(Cost $1,044,370)		6,321,097

REAL ESTATE INVESTMENT TRUST—1.4%	SHARES	VALUE
OFFICE—1.4%
Alexandria Real Estate Equities, Inc.	17,500	2,778,125
(Cost $2,593,914)		2,778,125
Total Investments (Cost $162,820,634)	99.4%	$194,984,948
Affiliated Securities (Cost $4,038,147)		951,208
Unaffiliated Securities (Cost $158,782,487)		194,033,740
Other Assets in Excess of Liabilities	0.6%	1,096,031
NET ASSETS	100.0%	$196,080,979

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2019 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Prosetta Biosciences, Inc., Series D	2/6/15	$4,038,147	2.00%	$951,208	0.49%
Toler o CDR	2/6/17	1,044,370	0.90%	6,321,097	3.22%
Total				$7,272,305	3.71%

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019

	Alger Capital
	Appreciation Fund	Alger 25 Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,809,510,420	$13,272,559
Cash and cash equivalents	—	246,027
Receivable for investment securities sold	22,940,138	190,566
Receivable for shares of beneficial interest sold	1,082,395	—
Dividends and interest receivable	668,524	—
Receivable from Investment Manager	—	11,067
Prepaid expenses	195,099	13,056
Total Assets	2,834,396,576	13,733,275

LIABILITIES:
Payable for investment securities purchased	12,983,593	72,207
Payable for shares of beneficial interest redeemed	5,784,081	—
Bank overdraft	433	—
Payable for interfund loans	128,705	—
Accrued investment advisory fees	1,802,555	21,959
Accrued transfer agent fees	754,175	627
Accrued distribution fees	438,409	—
Accrued printing fees	133,403	657
Accrued administrative fees	64,764	311
Accrued fund accounting fees	63,976	1,953
Accrued professional fees	35,881	21,094
Accrued shareholder administrative fees	31,223	126
Accrued custodian fees	21,859	7,801
Accrued trustee fees	8,072	39
Accrued tax payable	1,678	1,252
Accrued other expenses	6,291	1,331
Total Liabilities	22,259,098	129,357
NET ASSETS	$2,812,137,478	$13,603,918

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,714,695,528	11,556,688
Distributable earnings	1,097,441,950	2,047,230
NET ASSETS	$2,812,137,478	$13,603,918

* Identified cost	$1,909,227,591	(a)	$11,299,877	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Capital
	Appreciation Fund	Alger 25 Fund
NET ASSETS BY CLASS:
Class A	$1,174,346,287	$—
Class B	$8,906,248	$—
Class C	$219,510,778	$—
Class P	$—	$13,379,455
Class P-2	$—	$224,463
Class Z	$1,409,374,165	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	43,303,586	—
Class B	434,915	—
Class C	10,653,489	—
Class P	—	1,091,121
Class P-2	—	18,264
Class Z	50,220,061	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$27.12	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$28.62	$—
Class B — Net Asset Value Per Share Class B	$20.48	$—
Class C — Net Asset Value Per Share Class C	$20.60	$—
Class P — Net Asset Value Per Share Class P	$—	$12.26
Class P-2 — Net Asset Value Per Share Class P-2	$—	$12.29
Class Z — Net Asset Value Per Share Class Z	$28.06	$—

See Notes to Financial Statements.

(a)

At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,934,157,080, amounted to $875,353,340 which consisted of aggregate gross unrealized appreciation of $905,810,018 and aggregate gross unrealized depreciation of $30,456,678.

(b)

At October 31, 2019, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $11,386,661, amounted to $1,885,898 which consisted of aggregate gross unrealized appreciation of $1,979,184 and aggregate gross unrealized depreciation of $93,286.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

		Alger Growth &
	Alger 35 Fund	Income Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$8,976,171	$115,304,717
Cash and cash equivalents	410,593	1,535,295
Receivable for shares of beneficial interest sold	—	1,529
Dividends and interest receivable	1,235	139,025
Receivable from Investment Manager	12,856	454
Prepaid expenses	14,759	45,107
Total Assets	9,415,614	117,026,127

LIABILITIES:
Payable for investment securities purchased	170,921	—
Payable for shares of beneficial interest redeemed	—	1,352
Accrued professional fees	21,461	22,120
Accrued custodian fees	7,280	8,168
Accrued investment advisory fees	2,240	48,783
Accrued transfer agent fees	2,159	37,650
Accrued distribution fees	—	28,061
Accrued fund accounting fees	1,870	4,386
Accrued tax payable	1,175	1,948
Accrued printing fees	298	9,077
Accrued administrative fees	211	2,683
Accrued shareholder administrative fees	84	1,463
Accrued trustee fees	26	348
Accrued other expenses	1,197	10,845
Total Liabilities	208,922	176,884
NET ASSETS	$9,206,692	$116,849,243

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	7,938,267	57,187,242
Distributable earnings	1,268,425	59,662,001
NET ASSETS	$9,206,692	$116,849,243

* Identified cost	$7,676,596	(a)	$60,537,300	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

		Alger Growth &
	Alger 35 Fund	Income Fund
NET ASSETS BY CLASS:
Class A	$—	$74,924,464
Class C	$—	$14,946,226
Class P	$9,093,602	$—
Class P-2	$113,090	$—
Class Z	$—	$26,978,553

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,720,272
Class C	—	348,184
Class P	782,986	—
Class P-2	9,710	—
Class Z	—	618,742

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$43.55
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$45.97
Class C — Net Asset Value Per Share Class C	$—	$42.93
Class P — Net Asset Value Per Share Class P	$11.61	$—
Class P-2 — Net Asset Value Per Share Class P-2	$11.65	$—
Class Z — Net Asset Value Per Share Class Z	$—	$43.60

See Notes to Financial Statements.

(a)

At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,671,289, amounted to $1,304,882 which consisted of aggregate gross unrealized appreciation of $1,425,944 and aggregate gross unrealized depreciation of $121,062.

(b)

At October 31, 2019, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $60,053,718, amounted to $55,250,999 which consisted of aggregate gross unrealized appreciation of $56,784,760 and aggregate gross unrealized depreciation of $1,533,761.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Mid Cap	Alger Mid Cap Focus
	Growth Fund	Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$171,237,236	$29,846,370
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	232,787	—
Cash and cash equivalents	6,163,571	504
Receivable for investment securities sold	6,284,620	7,674,260
Receivable for shares of beneficial interest sold	24,045	5,000
Dividends and interest receivable	17,178	1,057
Receivable from Investment Manager	8,823	24,259
Prepaid expenses	67,442	20,801
Total Assets	184,035,702	37,572,251

LIABILITIES:
Payable for investment securities purchased	6,379,384	—
Payable for shares of beneficial interest redeemed	891,166	18,396
Payable for interfund loans	—	7,243,494
Accrued investment advisory fees	114,479	22,355
Accrued transfer agent fees	59,450	2,117
Accrued distribution fees	46,579	2,032
Accrued professional fees	41,099	19,446
Accrued printing fees	18,382	524
Accrued custodian fees	11,961	6,168
Accrued fund accounting fees	6,727	2,464
Accrued administrative fees	4,142	878
Accrued tax payable	2,624	333
Accrued shareholder administrative fees	2,390	319
Accrued trustee fees	524	109
Accrued other expenses	2,866	422
Total Liabilities	7,581,773	7,319,057
NET ASSETS	$176,453,929	$30,253,194

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	144,187,727	31,507,358
Distributable earnings (Distributions in excess of earnings)	32,266,202	(1,254,164)
NET ASSETS	$176,453,929	$30,253,194

* Identified cost	$150,582,083	(a)	$29,475,058	(b)
** Identified cost	$988,245	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Mid Cap Growth Fund	Alger Mid Cap Focus Fund
NET ASSETS BY CLASS:
Class A	$139,109,759	$—
Class B	$13,771,962	$—
Class C	$6,014,105	$—
Class I	$—	$2,022,823
Class Z	$17,558,103	$28,230,371

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	9,393,430	—
Class B	1,192,581	—
Class C	530,693	—
Class I	—	208,469
Class Z	1,169,808	2,907,445

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$14.81	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$15.63	$—
Class B — Net Asset Value Per Share Class B	$11.55	$—
Class C — Net Asset Value Per Share Class C	$11.33	$—
Class I — Net Asset Value Per Share Class I	$—	$9.70
Class Z — Net Asset Value Per Share Class Z	$15.01	$9.71

See Notes to Financial Statements.

(a)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $152,990,760, amounted to $18,479,263 which consisted of aggregate gross unrealized appreciation of $23,476,680 and aggregate gross unrealized depreciation of $4,997,417.

(b)         At October 31, 2019, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $29,680,395, amounted to $165,975 which consisted of aggregate gross unrealized appreciation of $1,513,149 and aggregate gross unrealized depreciation of $1,347,174.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Weatherbie Specialized Growth	Alger Small Cap
	Fund	Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$504,250,056	$128,198,316
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	245,362	53,729
Cash and cash equivalents	34,239,878	22,862,193
Receivable for investment securities sold	3,461,206	4,396,296
Receivable for shares of beneficial interest sold	914,211	122,800
Dividends and interest receivable	64,376	31,857
Receivable from Investment Manager	2,282	4,467
Prepaid expenses	74,874	71,346
Total Assets	543,252,245	155,741,004

LIABILITIES:
Payable for investment securities purchased	131,675	6,561,382
Payable for shares of beneficial interest redeemed	1,250,875	47,177
Accrued investment advisory fees	370,332	102,102
Accrued transfer agent fees	108,021	44,638
Accrued distribution fees	79,306	33,895
Accrued printing fees	36,574	17,545
Accrued professional fees	33,824	38,114
Accrued fund accounting fees	14,755	3,966
Accrued administrative fees	12,573	3,466
Accrued custodian fees	12,010	11,393
Accrued shareholder administrative fees	5,566	1,964
Accrued tax payable	4,146	1,754
Accrued trustee fees	1,650	438
Accrued other expenses	3,880	3,212
Total Liabilities	2,065,187	6,871,046
NET ASSETS	$541,187,058	$148,869,958

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	478,971,533	86,768,556
Distributable earnings	62,215,525	62,101,402
NET ASSETS	$541,187,058	$148,869,958

* Identified cost	$449,686,929	(a)	$72,100,877	(b)
** Identified cost	$1,041,633	(a)	$228,096	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Weatherbie Specialized Growth	Alger Small Cap
	Fund	Growth Fund

NET ASSETS BY CLASS:
Class A	$140,368,339	$116,308,333
Class B	$—	$4,522,666
Class C	$44,908,172	$6,257,092
Class I	$58,614,837	$—
Class Y	$12,902,858	$—
Class Z	$284,392,852	$21,781,867

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,557,237	12,458,742
Class B	—	671,309
Class C	4,984,102	966,592
Class I	4,296,351	—
Class Y	937,347	—
Class Z	20,105,159	2,255,220

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$13.30	$9.34
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.03	$9.85
Class B — Net Asset Value Per Share Class B	$—	$6.74
Class C — Net Asset Value Per Share Class C	$9.01	$6.47
Class I — Net Asset Value Per Share Class I	$13.64	$—
Class Y — Net Asset Value Per Share Class Y	$13.77	$—
Class Z — Net Asset Value Per Share Class Z	$14.15	$9.66

See Notes to Financial Statements.

(a)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $461,335,202, amounted to $43,160,216 which consisted of aggregate gross unrealized appreciation of $85,500,141 and aggregate gross unrealized depreciation of $42,339,925.

(b)         At October 31, 2019, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $75,307,718, amounted to $52,944,327 which consisted of aggregate gross unrealized appreciation of $58,145,167 and aggregate gross unrealized depreciation of $5,200,840.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Small Cap	Alger International
	Focus Fund	Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,509,112,182	$131,930,473
Cash and cash equivalents	235,917,286	4,587,472
Foreign cash †	—	16,913
Receivable for investment securities sold	—	87,220
Receivable for shares of beneficial interest sold	8,078,872	18,202
Receivable for interfund loans	7,432,747	—
Dividends and interest receivable	53,524	352,764
Receivable for foreign capital gain tax	—	105,954
Receivable from Investment Manager	4,889	15,468
Prepaid expenses	216,426	57,906
Total Assets	3,760,815,926	137,172,372

LIABILITIES:
Payable for investment securities purchased	2,868,798	300,221
Payable for shares of beneficial interest redeemed	7,725,330	114,498
Accrued investment advisory fees	2,402,718	80,077
Accrued transfer agent fees	487,286	44,396
Accrued distribution fees	396,330	38,614
Accrued printing fees	200,650	18,561
Accrued fund accounting fees	90,586	5,498
Accrued administrative fees	88,100	3,102
Accrued shareholder administrative fees	36,179	1,784
Accrued trustee fees	11,356	383
Accrued custodian fees	24,687	16,577
Accrued professional fees	24,288	36,345
Accrued tax payable	4,873	10,320
Accrued other expenses	1,596	7,969
Total Liabilities	14,362,777	678,345
NET ASSETS	$3,746,453,149	$136,494,027

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,370,058,878	136,198,227
Distributable earnings	376,394,271	295,800
NET ASSETS	$3,746,453,149	$136,494,027

* Identified cost	$3,205,701,987	(a)	$116,099,597	(b)
† Cost of foreign cash	$—		$16,869	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Small Cap Focus Fund	Alger International Focus Fund

NET ASSETS BY CLASS:
Class A	$523,291,099	$100,813,672
Class B	$—	$17,645,724
Class C	$212,737,395	$3,603,187
Class I	$455,936,988	$969,839
Class Y	$94,694,298	$—
Class Z	$2,459,793,369	$13,461,605

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	26,255,545	6,501,699
Class B	—	1,313,101
Class C	11,916,381	274,829
Class I	22,305,259	62,414
Class Y	4,554,174	—
Class Z	118,324,045	857,980

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$19.93	$15.51
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$21.04	$16.36
Class B — Net Asset Value Per Share Class B	$—	$13.44
Class C — Net Asset Value Per Share Class C	$17.85	$13.11
Class I — Net Asset Value Per Share Class I	$20.44	$15.54
Class Y — Net Asset Value Per Share Class Y	$20.79	$—
Class Z — Net Asset Value Per Share Class Z	$20.79	$15.69

See Notes to Financial Statements.

(a)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,231,038,763, amounted to $278,073,419 which consisted of aggregate gross unrealized appreciation of $561,052,108 and aggregate gross unrealized depreciation of $282,978,689.

(b)         At October 31, 2019, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $119,333,245, amounted to $12,597,228 which consisted of aggregate gross unrealized appreciation of $17,616,577 and aggregate gross unrealized depreciation of $5,019,349.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

Alger Health Sciences Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$194,033,740
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	951,208
Cash and cash equivalents	247,168
Receivable for investment securities sold	3,238,528
Receivable for shares of beneficial interest sold	631,648
Dividends and interest receivable	169,496
Prepaid expenses	41,579
Total Assets	199,313,367

LIABILITIES:
Payable for investment securities purchased	2,354,767
Payable for shares of beneficial interest redeemed	601,202
Accrued investment advisory fees	90,391
Due to investment advisor	2,204
Accrued transfer agent fees	65,052
Accrued professional fees	38,796
Accrued distribution fees	31,681
Accrued printing fees	15,891
Accrued custodian fees	11,046
Accrued fund accounting fees	6,552
Accrued administrative fees	4,520
Accrued tax payable	4,146
Accrued shareholder administrative fees	2,289
Accrued trustee fees	601
Accrued other expenses	3,250
Total Liabilities	3,232,388
NET ASSETS	$196,080,979

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	151,530,866
Distributable earnings	44,550,113
NET ASSETS	$196,080,979

* Identified cost	$158,782,487	(a)
** Identified cost	$4,038,147	(a)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

Alger Health Sciences Fund
NET ASSETS BY CLASS:
Class A	$108,094,676
Class C	$10,963,497
Class Z	$77,022,806

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,070,935
Class C	536,351
Class Z	2,885,543

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$26.55
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$28.02
Class C — Net Asset Value Per Share Class C	$20.44
Class Z — Net Asset Value Per Share Class Z	$26.69

See Notes to Financial Statements.

(a)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $164,684,942, amounted to $30,300,006 which consisted of aggregate gross unrealized appreciation of $38,966,618 and aggregate gross unrealized depreciation of $8,666,612.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2019

	Alger Capital
	Appreciation Fund	Alger 25 Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$24,890,156	$112,779
Interest	1,000,561	6,945
Total Income	25,890,717	119,724

EXPENSES:
Investment advisory fees — Note 3(a)	21,152,103	55,511
Distribution fees — Note 3(c)
Class A	3,017,706	—
Class B	94,375	—
Class C	2,329,526	—
Shareholder administrative fees — Note 3(f)	370,402	1,344
Administration fees — Note 3(b)	759,512	3,387
Custodian fees	133,190	45,528
Interest expenses	4,792	3
Transfer agent fees — Note 3(f)	1,610,238	5,110
Printing fees	280,010	19,465
Professional fees	182,545	34,726
Registration fees	96,684	49,169
Trustee fees — Note 3(g)	97,226	448
Fund accounting fees	372,134	13,067
Other expenses	186,927	5,248
Total Expenses	30,687,370	233,006
Less, expense reimbursements/waivers — Note 3(a)	—	(165,050)
Net Expenses	30,687,370	67,956
NET INVESTMENT INCOME (LOSS)	(4,796,653)	51,768

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	217,575,989	201,448
Net realized gain on foreign currency transactions	1,319	—
Net change in unrealized appreciation on unaffiliated investments	181,857,597	1,552,559
Net realized and unrealized gain on investments and foreign currency	399,434,905	1,754,007
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$394,638,252	$1,805,775

* Foreign withholding taxes	$115,957	$298

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2019 (Continued)

		Alger Growth &
	Alger 35 Fund	Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$54,770	$3,077,183
Interest	6,112	44,074
Income from securities lending	—	5,162
Total Income	60,882	3,126,419

EXPENSES:
Investment advisory fees — Note 3(a)	25,812	560,207
Distribution fees — Note 3(c)
Class A	—	177,943
Class C	—	156,720
Shareholder administrative fees — Note 3(f)	937	16,849
Administration fees — Note 3(b)	2,372	30,811
Custodian fees	44,637	46,391
Transfer agent fees — Note 3(f)	10,897	93,620
Printing fees	17,138	17,218
Professional fees	34,974	40,712
Registration fees	51,746	49,342
Trustee fees — Note 3(g)	311	4,247
Fund accounting fees	12,601	27,466
Other expenses	5,014	14,112
Total Expenses	206,439	1,235,638
Less, expense reimbursements/waivers — Note 3(a)	(171,196)	(17,510)
Net Expenses	35,243	1,218,128
NET INVESTMENT INCOME	25,639	1,908,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(19,605)	4,117,426
Net realized gain on foreign currency transactions	117	—
Net change in unrealized appreciation on unaffiliated investments	1,068,125	8,762,349
Net change in unrealized (depreciation) on foreign currency	(4)	—
Net realized and unrealized gain on investments and foreign currency	1,048,633	12,879,775
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,074,272	$14,788,066

* Foreign withholding taxes	$279	$20,399

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2019 (Continued)

	Alger Mid Cap Growth	Alger Mid Cap Focus
	Fund	Fund
		From June 14, 2019
		(commencement of
		operations) to
		October 31, 2019
INCOME:
Dividends (net of foreign withholding taxes*)	$1,134,645	$11,500
Interest	36,846	11,122
Total Income	1,171,491	22,622

EXPENSES:
Investment advisory fees — Note 3(a)	1,367,225	69,608
Distribution fees — Note 3(c)
Class A	355,354	—
Class B	145,250	—
Class C	68,293	—
Class I	—	5,256
Shareholder administrative fees — Note 3(f)	28,617	994
Administration fees — Note 3(b)	49,472	2,735
Custodian fees	68,008	18,146
Interest expenses	435	494
Transfer agent fees — Note 3(f)	148,782	6,548
Printing fees	37,570	18,130
Professional fees	68,636	32,805
Registration fees	61,023	25,196
Trustee fees — Note 3(g)	6,343	110
Fund accounting fees	38,984	5,932
Other expenses	21,198	2,324
Total Expenses	2,465,190	188,278
Less, expense reimbursements/waivers — Note 3(a)	(67,052)	(84,922)
Net Expenses	2,398,138	103,356
NET INVESTMENT LOSS	(1,226,647)	(80,734)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	13,727,163	(1,625,476)
Net realized (loss) on foreign currency transactions	(664)	—
Net change in unrealized appreciation on unaffiliated investments	6,679,957	371,312
Net change in unrealized (depreciation) on affiliated investments	(456,788)	—
Net realized and unrealized gain (loss) on investments and foreign currency	19,949,668	(1,254,164)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,723,021	$(1,334,898)

* Foreign withholding taxes	$1,260	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2019 (Continued)

	Alger Weatherbie
	Specialized Growth	Alger Small Cap
	Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$717,265	$231,734
Interest	341,498	69,769
Total Income	1,058,763	301,503

EXPENSES:
Investment advisory fees — Note 3(a)	3,709,315	1,137,105
Distribution fees — Note 3(c)
Class A	321,009	287,742
Class B	—	46,637
Class C	414,112	55,456
Class I	155,256	—
Shareholder administrative fees — Note 3(f)	56,832	22,183
Administration fees — Note 3(b)	125,934	38,605
Custodian fees	67,128	56,997
Interest expenses	—	418
Transfer agent fees — Note 3(f)	247,089	113,736
Printing fees	81,593	45,070
Professional fees	73,256	66,464
Registration fees	112,726	62,047
Trustee fees — Note 3(g)	16,352	4,932
Fund accounting fees	78,496	32,007
Other expenses	37,908	20,585
Total Expenses	5,497,006	1,989,984
Less, expense reimbursements/waivers — Note 3(a)	(9,066)	(38,105)
Net Expenses	5,487,940	1,951,879
NET INVESTMENT LOSS	(4,429,177)	(1,650,376)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	15,654,409	9,022,061
Net realized (loss) on foreign currency transactions	(7)	(5)
Net change in unrealized appreciation on unaffiliated investments	20,078,205	4,614,938
Net change in unrealized (depreciation) on affiliated investments	(481,466)	(105,431)
Net realized and unrealized gain on investments and foreign currency	35,251,141	13,531,563
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,821,964	$11,881,187

* Foreign withholding taxes	$27,134	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2019 (Continued)

	Alger Small Cap Focus	Alger International
	Fund	Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$5,382,669	$1,621,219
Interest	2,341,282	68,690
Total Income	7,723,951	1,689,909

EXPENSES:
Investment advisory fees — Note 3(a)	23,976,540	949,072
Distribution fees — Note 3(c)
Class A	1,205,665	245,231
Class B	—	170,002
Class C	1,880,524	40,215
Class I	1,115,889	3,502
Shareholder administrative fees — Note 3(f)	363,258	21,110
Administration fees — Note 3(b)	879,140	36,760
Custodian fees	133,593	126,665
Interest expenses	—	578
Transfer agent fees — Note 3(f)	1,256,042	118,583
Printing fees	553,526	39,085
Professional fees	167,075	63,160
Registration fees	341,525	77,215
Trustee fees — Note 3(g)	116,805	4,772
Fund accounting fees	462,731	33,511
Other expenses	131,669	35,562
Total Expenses	32,583,982	1,965,023
Less, expense reimbursements/waivers — Note 3(a)	(10,656)	(120,363)
Net Expenses	32,573,326	1,844,660
NET INVESTMENT LOSS	(24,849,375)	(154,751)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	109,865,776	(11,409,749)
Net realized gain on forward foreign currency contracts	—	5,377
Net realized (loss) on foreign currency transactions	(9)	(190,706)
Net change in unrealized appreciation on unaffiliated investments	59,208,815	26,856,657
Net change in unrealized appreciation on foreign currency	—	700
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	169,074,582	15,262,279
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,225,207	$15,107,528

* Foreign withholding taxes	$—	$178,783

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2019 (Continued)

Alger Health Sciences
Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,574,949
Interest	29,162
Total Income	1,604,111

EXPENSES:
Investment advisory fees — Note 3(a)	1,137,585
Distribution fees — Note 3(c)
Class A	306,109
Class C	134,157
Shareholder administrative fees — Note 3(f)	29,514
Administration fees — Note 3(b)	56,879
Custodian fees	65,650
Interest expenses	3,415
Transfer agent fees — Note 3(f)	150,519
Printing fees	37,410
Professional fees	84,463
Registration fees	59,635
Trustee fees — Note 3(g)	7,418
Fund accounting fees	40,800
Other expenses	76,105
Total Expenses	2,189,659
Less, expense reimbursements/waivers — Note 3(a)	(29,221)
Net Expenses	2,160,438
NET INVESTMENT LOSS	(556,327)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	14,511,652
Net realized (loss) on foreign currency transactions	(3,897)
Net change in unrealized (depreciation) on unaffiliated investments	(10,197,207)
Net change in unrealized (depreciation) on affiliated investments	(1,866,521)
Net change in unrealized appreciation on foreign currency	46
Net realized and unrealized gain on investments and foreign currency	2,444,073
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,887,746

* Foreign withholding taxes	$16,152

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(4,796,653)	$(4,911,418)
Net realized gain on investments and foreign currency	217,577,308	296,832,752
Net change in unrealized appreciation (depreciation) on investments and foreign currency	181,857,597	(53,517,827)
Net increase in net assets resulting from operations	394,638,252	238,403,507

Dividends and distributions to shareholders:
Class A	(118,060,867)	(90,475,149)
Class B	(1,233,773)	(1,094,453)
Class C	(29,263,718)	(23,150,679)
Class Z	(117,391,542)	(68,306,869)
Total dividends and distributions to shareholders	(265,949,900)	(183,027,150)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(136,481,080)	(276,982,859)
Class B	(1,725,137)	(4,198,478)
Class C	(26,423,752)	(54,764,607)
Class Z	95,557,167	231,832,711
Net decrease from shares of beneficial interest transactions - Note 6	(69,072,802)	(104,113,233)
Total increase (decrease)	59,615,550	(48,736,876)

Net Assets:
Beginning of period	2,752,521,928	2,801,258,804
END OF PERIOD	$2,812,137,478	$2,752,521,928

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger 25 Fund
		From December
		28, 2017
	For the Year	(commencement of
	Ended October	operations) to
	31, 2019	October 31, 2018
Net investment income	$51,768	$1,100
Net realized gain (loss) on investments	201,448	(140,522)
Net change in unrealized appreciation on investments	1,552,559	420,123
Net increase in net assets resulting from operations	1,805,775	280,701

Dividends and distributions to shareholders:
Class P	(39,246)	—
Total dividends and distributions to shareholders	(39,246)	—

Increase from shares of beneficial interest transactions:
Class P	475,653	10,879,952
Class P-2	101,083	100,000
Net increase from shares of beneficial interest transactions - Note 6	576,736	10,979,952
Total increase	2,343,265	11,260,653

Net Assets:
Beginning of period	11,260,653	—
END OF PERIOD	$13,603,918	$11,260,653

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger 35 Fund
		From March 29, 2018
	For the Year	(commencement of
	Ended October	operations) to
	31, 2019	October 31, 2018
Net investment income	$25,639	$11,206
Net realized gain (loss) on investments and foreign currency	(19,488)	39,728
Net change in unrealized appreciation on investments and foreign currency	1,068,121	231,436
Net increase in net assets resulting from operations	1,074,272	282,370

Dividends and distributions to shareholders:
Class P	(87,537)	—
Class P-2	(680)	—
Total dividends and distributions to shareholders	(88,217)	—

Increase from shares of beneficial interest transactions:
Class P	337,537	7,500,000
Class P-2	730	100,000
Net increase from shares of beneficial interest transactions - Note 6	338,267	7,600,000
Total increase	1,324,322	7,882,370

Net Assets:
Beginning of period	7,882,370	—
END OF PERIOD	$9,206,692	$7,882,370

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment income	$1,908,291	$1,823,562
Net realized gain on investments and foreign currency	4,117,426	4,781,753
Net change in unrealized appreciation on investments	8,762,349	63,277
Net increase in net assets resulting from operations	14,788,066	6,668,592

Dividends and distributions to shareholders:
Class A	(4,267,931)	(2,111,129)
Class C	(860,393)	(479,614)
Class Z	(1,532,408)	(823,886)
Total dividends and distributions to shareholders	(6,660,732)	(3,414,629)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,035,270)	(3,580,008)
Class C	(2,191,446)	(6,954,915)
Class Z	411,883	1,637,652
Net decrease from shares of beneficial interest transactions - Note 6	(2,814,833)	(8,897,271)
Total increase (decrease)	5,312,501	(5,643,308)

Net Assets:
Beginning of period	111,536,742	117,180,050
END OF PERIOD	$116,849,243	$111,536,742

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(1,226,647)	$(1,654,418)
Net realized gain on investments, escrow receivable and foreign currency	13,726,499	11,560,535
Net change in unrealized appreciation on investments, escrow receivable and foreign currency	6,223,169	1,005,085
Net increase in net assets resulting from operations	18,723,021	10,911,202

Dividends and distributions to shareholders:
Class A	(6,913,344)	(1,134,276)
Class B	(922,266)	(183,818)
Class C	(462,452)	(160,862)
Class Z	(720,658)	(116,909)
Total dividends and distributions to shareholders	(9,018,720)	(1,595,865)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(7,132,064)	(5,105,127)
Class B	(2,176,257)	(3,817,051)
Class C	(1,838,948)	(8,896,953)
Class Z	2,288,901	197,627
Net decrease from shares of beneficial interest transactions - Note 6	(8,858,368)	(17,621,504)
Total increase (decrease)	845,933	(8,306,167)

Net Assets:
Beginning of period	175,607,996	183,914,163
END OF PERIOD	$176,453,929	$175,607,996

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

Alger Mid Cap Focus Fund
From June 14, 2019 (commencement of operations) to October 31, 2019
Net investment loss	$(80,734)
Net realized loss on investments	(1,625,476)
Net change in unrealized appreciation on investments	371,312
Net decrease in net assets resulting from operations	(1,334,898)

Increase from shares of beneficial interest transactions:
Class I	2,479,227
Class Z	29,108,865
Net increase from shares of beneficial interest transactions - Note 6	31,588,092
Total increase	30,253,194

Net Assets:
Beginning of period	—
END OF PERIOD	$30,253,194

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Weatherbie Specialized Growth Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net investment loss	$(4,429,177)	$(3,059,307)
Net realized gain on investments and foreign currency	15,654,402	25,102,026
Net change in unrealized appreciation on investments	19,596,739	1,396,512
Net increase in net assets resulting from operations	30,821,964	23,439,231

Dividends and distributions to shareholders:
Class A	(8,577,662)	(9,645,921)
Class C	(3,989,889)	(5,076,126)
Class I	(2,940,481)	(2,662,491)
Class Y	(413,909)	(12,512)
Class Z	(10,810,370)	(7,000,164)
Total dividends and distributions to shareholders	(26,732,311)	(24,397,214)

Increase from shares of beneficial interest transactions:
Class A	27,097,922	25,710,799
Class C	9,110,599	5,154,616
Class I	20,352,474	11,640,324
Class Y	9,162,635	4,008,840
Class Z	136,427,172	96,878,755
Net increase from shares of beneficial interest transactions - Note 6	202,150,802	143,393,334
Total increase	206,240,455	142,435,351

Net Assets:
Beginning of period	334,946,603	192,511,252
END OF PERIOD	$541,187,058	$334,946,603

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net investment loss	$(1,650,376)	$(1,519,891)
Net realized gain on investments, escrow receivable and foreign currency	9,022,056	14,228,839
Net change in unrealized appreciation on investments, escrow receivable and foreign currency	4,509,507	6,100,449
Net increase in net assets resulting from operations	11,881,187	18,809,397

Dividends and distributions to shareholders:
Class A	(10,924,773)	(1,214,981)
Class B	(619,622)	(81,757)
Class C	(738,714)	(131,118)
Class Z	(1,257,803)	(113,693)
Total dividends and distributions to shareholders	(13,540,912)	(1,541,549)

Increase (decrease) from shares of beneficial interest transactions:
Class A	5,644,081	(5,000,215)
Class B	(247,946)	(1,104,550)
Class C	753,743	(3,301,738)
Class Z	9,134,248	(15,291,533)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	15,284,126	(24,698,036)
Total increase (decrease)	13,624,401	(7,430,188)

Net Assets:
Beginning of period	135,245,557	142,675,745
END OF PERIOD	$148,869,958	$135,245,557

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net investment loss	$(24,849,375)	$(9,107,822)
Net realized gain on investments, escrow receivable and foreign currency	109,865,767	17,774,194
Net change in unrealized appreciation on investments, escrow receivable	59,208,815	138,566,189
Net increase in net assets resulting from operations	144,225,207	147,232,561

Dividends and distributions to shareholders:
Class A	(2,493,271)	(740,593)
Class C	(1,216,518)	(532,423)
Class I	(2,785,387)	(1,060,101)
Class Y	(204,286)	(30,602)
Class Z	(10,527,912)	(3,461,774)
Total dividends and distributions to shareholders	(17,227,374)	(5,825,493)

Increase from shares of beneficial interest transactions:
Class A	205,073,139	210,742,580
Class C	74,722,490	70,373,576
Class I	97,987,756	205,452,240
Class Y	70,358,202	22,113,631
Class Z	1,043,553,749	889,013,265
Net increase from shares of beneficial interest transactions - Note 6	1,491,695,336	1,397,695,292
Total increase	1,618,693,169	1,539,102,360

Net Assets:
Beginning of period	2,127,759,980	588,657,620
END OF PERIOD	$3,746,453,149	$2,127,759,980

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger International Focus Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net investment income (loss)	$(154,751)	$461,689
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	(11,595,078)	2,373,532
Net change in unrealized appreciation (depreciation) on investments and foreign currency	26,857,357	(25,717,220)
Net increase (decrease) in net assets resulting from operations	15,107,528	(22,881,999)

Dividends and distributions to shareholders:
Class A	(2,881,102)	(5,895,272)
Class B	(467,635)	(1,207,195)
Class C	(92,353)	(604,319)
Class I	(57,640)	(86,375)
Class Z	(450,854)	(1,162,504)
Total dividends and distributions to shareholders	(3,949,584)	(8,955,665)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,449,789)	1,076,718
Class B	(1,512,935)	(2,899,081)
Class C	(1,412,171)	(6,000,077)
Class I	(1,276,123)	871,931
Class Z	(2,221,033)	(3,447,273)
Net decrease from shares of beneficial interest transactions - Note 6	(11,872,051)	(10,397,782)
Total decrease	(714,107)	(42,235,446)

Net Assets:
Beginning of period	137,208,134	179,443,580
END OF PERIOD	$136,494,027	$137,208,134

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Net investment loss	$(556,327)	$(1,258,056)
Net realized gain on investments, escrow receivable and foreign currency	14,507,755	15,850,603
Net change in unrealized appreciation (depreciation) on investments, escrow receivable and foreign currency	(12,063,682)	5,151,646
Net increase in net assets resulting from operations	1,887,746	19,744,193

Dividends and distributions to shareholders:
Class A	(8,894,519)	(2,755,985)
Class C	(1,259,487)	(1,130,222)
Class Z	(3,853,831)	(934,763)
Total dividends and distributions to shareholders	(14,007,837)	(4,820,970)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(16,012,044)	27,588,783
Class C	(3,330,267)	(19,641,733)
Class Z	22,850,359	29,118,127
Net increase from shares of beneficial interest transactions - Note 6	3,508,048	37,065,177
Total increase (decrease)	(8,612,043)	51,988,400

Net Assets:
Beginning of period	204,693,022	152,704,622
END OF PERIOD	$196,080,979	$204,693,022

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$26.20	$25.86	$20.09	$21.83	$23.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.06)	(0.02)	—	(0.04)
Net realized and unrealized gain (loss) on investments	3.53	2.07	5.96	(0.07)	1.97
Total from investment operations	3.46	2.01	5.94	(0.07)	1.93
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$27.12	$26.20	$25.86	$20.09	$21.83
Total return(ii)	15.29%	8.15%	29.84%	(0.42)%	9.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,174,346	$1,257,811	$1,506,389	$1,360,963	$1,592,859
Ratio of gross expenses to average net assets	1.21%	1.21%	1.23%	1.22%	1.23%
Ratio of net expenses to average net assets	1.21%	1.21%	1.23%	1.22%	1.23%
Ratio of net investment loss to average net assets	(0.27)%	(0.23)%	(0.10)%	(0.02)%	(0.18)%
Portfolio turnover rate	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.58	$20.81	$16.32	$18.17	$19.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.21)	(0.15)	(0.14)	(0.17)
Net realized and unrealized gain (loss) on investments	2.64	1.65	4.81	(0.04)	1.66
Total from investment operations	2.44	1.44	4.66	(0.18)	1.49
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$20.48	$20.58	$20.81	$16.32	$18.17
Total return(ii)	14.41%	7.38%	28.82%	(1.18)%	8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,906	$10,583	$14,820	$16,682	$24,399
Ratio of gross expenses to average net assets	1.98%	1.99%	1.99%	2.04%	2.01%
Ratio of net expenses to average net assets	1.98%	1.99%	1.99%	2.04%	2.01%
Ratio of net investment loss to average net assets	(1.03)%	(0.99)%	(0.85)%	(0.84)%	(0.95)%
Portfolio turnover rate	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.69	$20.91	$16.39	$18.24	$19.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.20)	(0.15)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	2.65	1.65	4.84	(0.05)	1.67
Total from investment operations	2.45	1.45	4.69	(0.18)	1.50
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$20.60	$20.69	$20.91	$16.39	$18.24
Total return(ii)	14.44%	7.35%	28.88%	(1.17)%	8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$219,511	$243,523	$297,044	$309,114	$314,402
Ratio of gross expenses to average net assets	1.95%	1.94%	1.97%	1.98%	1.99%
Ratio of net expenses to average net assets	1.95%	1.94%	1.97%	1.98%	1.99%
Ratio of net investment loss to average net assets	(1.01)%	(0.96)%	(0.83)%	(0.78)%	(0.94)%
Portfolio turnover rate	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$26.94	$26.46	$20.48	$22.15	$23.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.02	0.03	0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	3.64	2.12	6.10	(0.06)	2.00
Total from investment operations	3.66	2.15	6.15	—	2.03
Distributions from net realized gains	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$28.06	$26.94	$26.46	$20.48	$22.15
Total return(ii)	15.69%	8.51%	30.25%	(0.08)%	9.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,409,374	$1,240,605	$983,006	$735,889	$620,355
Ratio of gross expenses to average net assets	0.87%	0.87%	0.88%	0.89%	0.90%
Ratio of net expenses to average net assets	0.87%	0.87%	0.88%	0.89%	0.90%
Ratio of net investment income to average net assets	0.06%	0.10%	0.23%	0.30%	0.12%
Portfolio turnover rate	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)                 Amount was computed based on average shares outstanding during the period.

(ii)             Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 25 Fund

	Class P
	Year ended 10/31/2019	From 12/28/2017 (commencement of operations) to 10/31/2018(i)
Net asset value, beginning of period	$10.61	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.05	— (iii)
Net realized and unrealized gain on investments	1.64	0.61
Total from investment operations	1.69	0.61
Dividends from net investment income	(0.04)	—
Net asset value, end of period	$12.26	$10.61
Total return(iv)	15.98%	6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,379	$11,161
Ratio of gross expenses to average net assets	1.87%	2.35%
Ratio of expense reimbursements to average net assets	(1.32)%	(1.60)%
Ratio of net expenses to average net assets	0.55%	0.75%
Ratio of net investment income to average net assets	0.42%	0.01%
Portfolio turnover rate	102.98%	64.02%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Amount was less than $0.005 per share.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 25 Fund

	Class P-2
	Year ended 10/31/2019	From 10/31/2018 (commencement of operations) to 10/31/2018(i),(ii)
Net asset value, beginning of period	$10.61	$10.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03	—
Net realized and unrealized gain on investments	1.65	—
Total from investment operations	1.68	—
Net asset value, end of period	$12.29	$10.61
Total return(iv)	15.83%	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$224	$100
Ratio of gross expenses to average net assets	3.18%	—
Ratio of expense reimbursements to average net assets	(2.55)%	—
Ratio of net expenses to average net assets	0.63%	—
Ratio of net investment income to average net assets	0.27%	—
Portfolio turnover rate	102.98%	64.02%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.

(ii)        Class P-2 inception date was October 31, 2018, no income or expenses were recorded.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 35 Fund

	Class P
	Year ended 10/31/2019	From 3/29/2018 (commencement of operations) to 10/31/2018(i)
Net asset value, beginning of period	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.03	0.01
Net realized and unrealized gain on investments	1.31	0.37
Total from investment operations	1.34	0.38
Dividends from net investment income	(0.04)	—
Distributions from net realized gains	(0.07)	—
Net asset value, end of period	$11.61	$10.38
Total return(iii)	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,094	$7,782
Ratio of gross expenses to average net assets	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.40%	0.40%
Ratio of net investment income to average net assets	0.30%	0.23%
Portfolio turnover rate	115.25%	31.20%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger 35 Fund

	Class P-2
	Year ended 10/31/2019	From 10/31/2018 (commencement of operations) to 10/31/2018(i),(ii)
Net asset value, beginning of period	$10.38	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.01	—
Net realized and unrealized gain on investments	1.33	—
Total from investment operations	1.34	—
Distributions from net realized gains	(0.07)	—
Net asset value, end of period	$11.65	$10.38
Total return(iv)	13.06%	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$113	$100
Ratio of gross expenses to average net assets	4.43%	—
Ratio of expense reimbursements to average net assets	(3.81)%	—
Ratio of net expenses to average net assets	0.62%	—
Ratio of net investment income to average net assets	0.09%	—
Portfolio turnover rate	115.25%	31.20%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(ii)        Class P-2 inception date was October 31, 2018, no income or expenses were recorded.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class A
	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$40.77	$39.68	$32.66	$33.37	$33.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.70	0.65	0.56	0.59	0.59
Net realized and unrealized gain on investments	4.54	1.64	6.97	0.24	0.81
Total from investment operations	5.24	2.29	7.53	0.83	1.40
Dividends from net investment income	(0.61)	(0.57)	(0.50)	(0.50)	(0.51)
Distributions from net realized gains	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)
Net asset value, end of period	$43.55	$40.77	$39.68	$32.66	$33.37
Total return(ii)	13.94%	5.78%	23.22%	2.62%	4.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$74,924	$70,859	$72,427	$64,123	$70,933
Ratio of gross expenses to average net assets	1.07%	1.06%	1.19%	1.14%	1.15%
Ratio of net expenses to average net assets	1.07%	1.06%	1.19%	1.14%	1.15%
Ratio of net investment income to average net assets	1.72%	1.59%	1.52%	1.85%	1.76%
Portfolio turnover rate	7.30%	11.05%	7.78%	5.36%	15.83%

See Notes to Financial Statements.

(i)    Amount was computed based on average shares outstanding during the period.

(ii)   Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class C
	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$40.20	$39.14	$32.23	$32.95	$33.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.39	0.34	0.28	0.35	0.33
Net realized and unrealized gain on investments	4.49	1.60	6.88	0.24	0.80
Total from investment operations	4.88	1.94	7.16	0.59	1.13
Dividends from net investment income	(0.30)	(0.25)	(0.24)	(0.27)	(0.28)
Distributions from net realized gains	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)
Net asset value, end of period	$42.93	$40.20	$39.14	$32.23	$32.95
Total return(ii)	13.12%	4.96%	22.28%	1.87%	3.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,946	$16,074	$22,266	$20,790	$21,156
Ratio of gross expenses to average net assets	1.82%	1.82%	1.94%	1.88%	1.90%
Ratio of net expenses to average net assets	1.82%	1.82%	1.94%	1.88%	1.90%
Ratio of net investment income to average net assets	0.97%	0.84%	0.76%	1.09%	0.99%
Portfolio turnover rate	7.30%	11.05%	7.78%	5.36%	15.83%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class Z
	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$40.81	$39.71	$32.69	$33.39	$33.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.85	0.80	0.65	0.67	0.66
Net realized and unrealized gain on investments	4.56	1.64	6.99	0.26	0.82
Total from investment operations	5.41	2.44	7.64	0.93	1.48
Dividends from net investment income	(0.77)	(0.71)	(0.61)	(0.59)	(0.58)
Distributions from net realized gains	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)
Net asset value, end of period	$43.60	$40.81	$39.71	$32.69	$33.39
Total return(ii)	14.39%	6.16%	23.55%	2.91%	4.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,979	$24,604	$22,487	$11,422	$8,752
Ratio of gross expenses to average net assets	0.76%	0.76%	0.90%	0.87%	0.91%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.05)%	—	—	—
Ratio of net expenses to average net assets	0.69%	0.71%	0.90%	0.87%	0.91%
Ratio of net investment income to average net assets	2.10%	1.96%	1.75%	2.09%	1.99%
Portfolio turnover rate	7.30%	11.05%	7.78%	5.36%	15.83%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class A
	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$14.13	$13.47	$10.20	$10.66	$10.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.11)	(0.07)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	1.48	0.88	3.34	(0.43)	0.19
Total from investment operations	1.39	0.77	3.27	(0.46)	0.12
Distributions from net realized gains	(0.71)	(0.11)	—	—	—
Net asset value, end of period	$14.81	$14.13	$13.47	$10.20	$10.66
Total return(ii)	10.95%	5.78%	32.06%	(4.32)%	1.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$139,110	$138,370	$136,795	$111,423	$131,592
Ratio of gross expenses to average net assets	1.30%	1.30%	1.32%	1.33%	1.32%
Ratio of net expenses to average net assets	1.30%	1.30%	1.32%	1.33%	1.32%
Ratio of net investment loss to average net assets	(0.65)%	(0.77)%	(0.55)%	(0.32)%	(0.67)%
Portfolio turnover rate	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$11.22	$10.80	$8.23	$8.67	$8.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.17)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	1.14	0.70	2.69	(0.35)	0.16
Total from investment operations	1.04	0.53	2.57	(0.44)	0.04
Distributions from net realized gains	(0.71)	(0.11)	—	—	—
Net asset value, end of period	$11.55	$11.22	$10.80	$8.23	$8.67
Total return(ii)	10.66%	4.98%	31.23%	(5.07)%	0.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,772	$15,361	$18,375	$19,005	$26,151
Ratio of gross expenses to average net assets	2.04%	2.05%	2.05%	2.05%	2.02%
Ratio of expense reimbursements to average net assets	(0.47)%	—	—	—	—
Ratio of net expenses to average net assets	1.57%	2.05%	2.05%	2.05%	2.02%
Ratio of net investment loss to average net assets	(0.92)%	(1.50)%	(1.28)%	(1.05)%	(1.36)%
Portfolio turnover rate	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$11.08	$10.67	$8.15	$8.58	$8.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.18)	(0.13)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	1.12	0.70	2.65	(0.34)	0.15
Total from investment operations	0.96	0.52	2.52	(0.43)	0.02
Distributions from net realized gains	(0.71)	(0.11)	—	—	—
Net asset value, end of period	$11.33	$11.08	$10.67	$8.15	$8.58
Total return(ii)	10.03%	4.94%	30.92%	(5.01)%	0.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,014	$7,647	$15,438	$18,495	$23,628
Ratio of gross expenses to average net assets	2.14%	2.11%	2.13%	2.16%	2.12%
Ratio of net expenses to average net assets	2.14%	2.11%	2.13%	2.16%	2.12%
Ratio of net investment loss to average net assets	(1.48)%	(1.55)%	(1.35)%	(1.16)%	(1.47)%
Portfolio turnover rate	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	From 5/28/2015 (commencement of operations) to
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015(i)
Net asset value, beginning of period	$14.27	$13.56	$10.24	$10.67	$11.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.07)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	1.51	0.89	3.36	(0.47)	(1.01)
Total from investment operations	1.45	0.82	3.32	(0.43)	(1.03)
Distributions from net realized gains	(0.71)	(0.11)	—	—	—
Net asset value, end of period	$15.01	$14.27	$13.56	$10.24	$10.67
Total return(iii)	11.27%	6.03%	32.52%	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,558	$14,230	$13,306	$7,508	$2,413
Ratio of gross expenses to average net assets	1.03%	1.03%	1.07%	1.23%	1.76%
Ratio of expense reimbursements to average net assets	—	—	(0.02)%	(0.21)%	(0.77)%
Ratio of net expenses to average net assets	1.03%	1.03%	1.05%	1.02%	0.99%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.49)%	(0.29)%	0.40%	(0.49)%
Portfolio turnover rate	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund

Class I
From 6/14/2019 (commencement of operations) to 10/31/2019 (i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.30)
Net asset value, end of period	$9.70
Total return(iii)	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,023
Ratio of gross expenses to average net assets	1.91%
Ratio of expense reimbursements to average net assets	(0.71)%
Ratio of net expenses to average net assets	1.20%
Ratio of net investment loss to average net assets	(0.97)%
Portfolio turnover rate	65.50%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Focus Fund

Class Z
From 6/14/2019 (commencement of operations) to 10/31/2019 (i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.29)
Net asset value, end of period	$9.71
Total return(iii)	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,230
Ratio of gross expenses to average net assets	1.86%
Ratio of expense reimbursements to average net assets	(0.87)%
Ratio of net expenses to average net assets	0.99%
Ratio of net investment loss to average net assets	(0.74)%
Portfolio turnover rate	65.50%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$13.08	$12.87	$10.64	$16.72	$19.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.15)	(0.12)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	1.39	1.90	3.58	(0.04)	0.09
Total from investment operations	1.25	1.75	3.46	(0.12)	(0.03)
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$13.30	$13.08	$12.87	$10.64	$16.72
Total return(ii)	11.57%	15.02%	35.64%	(0.92)%	(0.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$140,368	$111,456	$84,644	$82,618	$159,061
Ratio of gross expenses to average net assets	1.31%	1.33%	1.35%	1.35%	1.30%
Ratio of net expenses to average net assets	1.31%	1.33%	1.35%	1.35%	1.30%
Ratio of net investment loss to average net assets	(1.08)%	(1.16)%	(1.02)%	(0.69)%	(0.65)%
Portfolio turnover rate	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.30	$9.65	$8.32	$14.45	$17.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.18)	(0.15)	(0.13)	(0.22)
Net realized and unrealized gain (loss) on investments	0.91	1.37	2.71	(0.04)	0.08
Total from investment operations	0.74	1.19	2.56	(0.17)	(0.14)
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$9.01	$9.30	$9.65	$8.32	$14.45
Total return(ii)	10.70%	14.11%	34.64%	(1.72)%	(1.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$44,908	$36,325	$31,651	$32,183	$54,768
Ratio of gross expenses to average net assets	2.05%	2.08%	2.12%	2.15%	2.07%
Ratio of net expenses to average net assets	2.05%	2.08%	2.12%	2.15%	2.07%
Ratio of net investment loss to average net assets	(1.82)%	(1.91)%	(1.79)%	(1.49)%	(1.43)%
Portfolio turnover rate	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$13.38	$13.14	$10.84	$16.91	$19.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.16)	(0.11)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	1.43	1.94	3.64	(0.04)	0.05
Total from investment operations	1.29	1.78	3.53	(0.11)	(0.06)
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$13.64	$13.38	$13.14	$10.84	$16.91
Total return(ii)	11.61%	14.94%	35.63%	(0.79)%	(0.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$58,615	$35,669	$23,374	$32,606	$70,677
Ratio of gross expenses to average net assets	1.26%	1.35%	1.35%	1.25%	1.31%
Ratio of net expenses to average net assets	1.26%	1.35%	1.35%	1.25%	1.31%
Ratio of net investment loss to average net assets	(1.03)%	(1.18)%	(0.99)%	(0.58)%	(0.62)%
Portfolio turnover rate	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund

	Class Y
	Year ended 10/31/2019	Year ended 10/31/2018	From 8/31/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$13.44	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.10)	(0.02)
Net realized and unrealized gain on investments	1.45	1.94	0.89
Total from investment operations	1.36	1.84	0.87
Distributions from net realized gains	(1.03)	(1.54)	—
Net asset value, end of period	$13.77	$13.44	$13.14
Total return(iii)	12.12%	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,903	$3,832	$107
Ratio of gross expenses to average net assets	0.97%	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.64)%	(0.67)%	(0.78)%
Portfolio turnover rate	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)                 Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)             Amount was computed based on average shares outstanding during the period.

(iii)         Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$13.80	$13.46	$11.04	$17.08	$19.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.12)	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.48	2.00	3.74	(0.03)	0.08
Total from investment operations	1.38	1.88	3.65	(0.08)	0.02
Distributions from net realized gains	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$14.15	$13.80	$13.46	$11.04	$17.08
Total return(ii)	11.94%	15.37%	36.11%	(0.57)%	(0.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$284,393	$147,665	$52,736	$29,565	$134,051
Ratio of gross expenses to average net assets	0.97%	1.00%	1.06%	1.01%	0.99%
Ratio of expense reimbursements to average net assets	—	(0.01)%	—	—	—
Ratio of net expenses to average net assets	0.97%	0.99%	1.06%	1.01%	0.99%
Ratio of net investment loss to average net assets	(0.73)%	(0.82)%	(0.77)%	(0.40)%	(0.33)%
Portfolio turnover rate	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.54	$8.40	$6.15	$8.00	$8.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.10)	(0.06)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	0.85	1.34	2.31	(0.21)	0.11
Total from investment operations	0.74	1.24	2.25	(0.26)	0.03
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)
Net asset value, end of period	$9.34	$9.54	$8.40	$6.15	$8.00
Total return(ii)	9.94%	14.94%	36.59%	(3.92)%	0.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$116,308	$111,271	$102,318	$85,556	$115,594
Ratio of gross expenses to average net assets	1.39%	1.38%	1.38%	1.38%	1.35%
Ratio of net expenses to average net assets	1.39%	1.38%	1.38%	1.38%	1.35%
Ratio of net investment loss to average net assets	(1.17)%	(1.06)%	(0.88)%	(0.79)%	(0.92)%
Portfolio turnover rate	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$7.20	$6.42	$4.73	$6.57	$7.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.13)	(0.09)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.59	1.01	1.78	(0.17)	0.09
Total from investment operations	0.48	0.88	1.69	(0.25)	(0.03)
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)
Net asset value, end of period	$6.74	$7.20	$6.42	$4.73	$6.57
Total return(ii)	9.51%	13.93%	35.73%	(4.80)%	(0.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,523	$4,958	$5,397	$4,998	$6,564
Ratio of gross expenses to average net assets	2.19%	2.23%	2.19%	2.18%	2.16%
Ratio of expense reimbursements to average net assets	(0.41)%	—	—	—	—
Ratio of net expenses to average net assets	1.78%	2.23%	2.19%	2.18%	2.16%
Ratio of net investment loss to average net assets	(1.57)%	(1.90)%	(1.68)%	(1.59)%	(1.73)%
Portfolio turnover rate	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$6.99	$6.22	$4.59	$6.42	$7.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.12)	(0.09)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.55	0.99	1.72	(0.16)	0.09
Total from investment operations	0.42	0.87	1.63	(0.24)	(0.03)
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)
Net asset value, end of period	$6.47	$6.99	$6.22	$4.59	$6.42
Total return(ii)	8.87%	14.22%	35.51%	(4.79)%	(0.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,257	$5,837	$8,007	$8,708	$13,724
Ratio of gross expenses to average net assets	2.20%	2.16%	2.17%	2.22%	2.16%
Ratio of net expenses to average net assets	2.20%	2.16%	2.17%	2.22%	2.16%
Ratio of net investment loss to average net assets	(1.98)%	(1.82)%	(1.64)%	(1.64)%	(1.73)%
Portfolio turnover rate	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.80	$8.60	$6.27	$8.10	$9.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.06)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.87	1.36	2.37	(0.21)	0.10
Total from investment operations	0.80	1.30	2.33	(0.24)	0.05
Distributions from net realized gains	(0.94)	(0.10)	—	(1.59)	(0.99)
Net asset value, end of period	$9.66	$9.80	$8.60	$6.27	$8.10
Total return(ii)	10.33%	15.30%	37.16%	(3.55)%	0.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,782	$13,179	$26,953	$21,357	$22,002
Ratio of gross expenses to average net assets	1.12%	1.12%	1.08%	1.06%	1.04%
Ratio of expense reimbursements to average net assets	(0.13)%	(0.13)%	(0.09)%	(0.07)%	(0.05)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.78)%	(0.65)%	(0.50)%	(0.41)%	(0.55)%
Portfolio turnover rate	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$18.86	$14.91	$11.16	$10.95	$11.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.17)	(0.11)	(0.09)	(0.14)
Net realized and unrealized gain on investments	1.41	4.26	3.86	0.30	0.55
Total from investment operations	1.22	4.09	3.75	0.21	0.41
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)
Net asset value, end of period	$19.93	$18.86	$14.91	$11.16	$10.95
Total return(ii)	6.59%	27.72%	33.60%	1.92%	3.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$523,291	$300,066	$77,791	$23,653	$14,480
Ratio of gross expenses to average net assets	1.19%	1.18%	1.22%	1.36%	1.82%
Ratio of expense reimbursements to average net assets	—	—	(0.02)%	(0.11)%	(0.22)%
Ratio of net expenses to average net assets	1.19%	1.18%	1.20%	1.25%	1.60%
Ratio of net investment loss to average net assets	(0.95)%	(0.92)%	(0.86)%	(0.84)%	(1.24)%
Portfolio turnover rate	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$17.04	$13.58	$10.25	$10.12	$10.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.31)	(0.27)	(0.20)	(0.15)	(0.20)
Net realized and unrealized gain on investments	1.27	3.87	3.53	0.28	0.51
Total from investment operations	0.96	3.60	3.33	0.13	0.31
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)
Net asset value, end of period	$17.85	$17.04	$13.58	$10.25	$10.12
Total return(ii)	5.76%	26.82%	32.49%	1.28%	3.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$212,737	$131,655	$48,345	$15,928	$8,020
Ratio of gross expenses to average net assets	1.95%	1.94%	1.97%	2.12%	2.53%
Ratio of expense reimbursements to average net assets	—	—	(0.02)%	(0.13)%	(0.28)%
Ratio of net expenses to average net assets	1.95%	1.94%	1.95%	1.99%	2.25%
Ratio of net investment loss to average net assets	(1.71)%	(1.66)%	(1.61)%	(1.57)%	(1.91)%
Portfolio turnover rate	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$19.34	$15.28	$11.44	$11.22	$11.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.17)	(0.11)	(0.09)	(0.12)
Net realized and unrealized gain on investments	1.44	4.37	3.95	0.31	0.57
Total from investment operations	1.25	4.20	3.84	0.22	0.45
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)
Net asset value, end of period	$20.44	$19.34	$15.28	$11.44	$11.22
Total return(ii)	6.58%	27.77%	33.57%	1.96%	4.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$455,937	$340,636	$109,146	$75,648	$40,924
Ratio of gross expenses to average net assets	1.18%	1.17%	1.21%	1.32%	1.56%
Ratio of expense reimbursements to average net assets	—	—	(0.01)%	(0.09)%	(0.21)%
Ratio of net expenses to average net assets	1.18%	1.17%	1.20%	1.23%	1.35%
Ratio of net investment loss to average net assets	(0.93)%	(0.90)%	(0.80)%	(0.81)%	(1.07)%
Portfolio turnover rate	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

		Class Y
			From 3/1/2017
			(commencement
	Year ended	Year ended	of operations) to
	10/31/2019	10/31/2018	10/31/2017(i)
Net asset value, beginning of period	$19.60	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.12)	(0.08)
Net realized and unrealized gain on investments	1.48	4.42	2.59
Total from investment operations	1.34	4.30	2.51
Distributions from net realized gains	(0.15)	(0.14)	—
Net asset value, end of period	$20.79	$19.60	$15.44
Total return(iii)	6.96%	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$94,694	$25,691	$3,279
Ratio of gross expenses to average net assets	0.87%	0.88%	1.51%
Ratio of expense reimbursements to average net assets	(0.02)%	—	(0.61)%
Ratio of net expenses to average net assets	0.85%	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.64)%	(0.63)%	(0.83)%
Portfolio turnover rate	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund

			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$19.60	$15.44	$11.53	$11.28	$11.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.12)	(0.08)	(0.07)	(0.08)
Net realized and unrealized gain on investments	1.47	4.42	3.99	0.32	0.57
Total from investment operations	1.34	4.30	3.91	0.25	0.49
Distributions from net realized gains	(0.15)	(0.14)	—	—	(0.98)
Net asset value, end of period	$20.79	$19.60	$15.44	$11.53	$11.28
Total return(ii)	6.96%	28.13%	33.91%	2.22%	4.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,459,793	$1,329,712	$350,097	$68,253	$17,109
Ratio of gross expenses to average net assets	0.86%	0.87%	0.90%	1.01%	1.56%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.55)%
Ratio of net expenses to average net assets	0.86%	0.87%	0.90%	1.01%	1.01%
Ratio of net investment loss to average net assets	(0.62)%	(0.61)%	(0.58)%	(0.58)%	(0.68)%
Portfolio turnover rate	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$14.30	$17.58	$14.58	$15.57	$15.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	0.06	0.13	0.16	0.03
Net realized and unrealized gain (loss) on investments	1.66	(2.46)	3.11	(1.14)	0.40
Total from investment operations	1.64	(2.40)	3.24	(0.98)	0.43
Dividends from net investment income	(0.43)	(0.88)	(0.24)	(0.01)	(0.15)
Net asset value, end of period	$15.51	$14.30	$17.58	$14.58	$15.57
Total return(ii)	11.99%	(14.35)%	22.63%	(6.32)%	2.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$100,814	$98,105	$119,477	$107,398	$137,207
Ratio of gross expenses to average net assets	1.37%	1.29%	1.34%	1.35%	1.32%
Ratio of net expenses to average net assets	1.37%	1.29%	1.34%	1.35%	1.32%
Ratio of net investment income (loss) to average net assets	(0.11)%	0.38%	0.83%	1.08%	0.18%
Portfolio turnover rate	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$12.38	$15.35	$12.76	$13.71	$13.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.04)	(0.06)	0.02	0.05	(0.07)
Net realized and unrealized gain (loss) on investments	1.44	(2.13)	2.73	(1.00)	0.34
Total from investment operations	1.40	(2.19)	2.75	(0.95)	0.27
Dividends from net investment income	(0.34)	(0.78)	(0.16)	—	— (ii)
Net asset value, end of period	$13.44	$12.38	$15.35	$12.76	$13.71
Total return(iii)	11.82%	(15.00)%	21.71%	(6.86)%	2.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,646	$17,639	$24,777	$25,033	$31,357
Ratio of gross expenses to average net assets	2.09%	2.01%	2.05%	2.06%	2.04%
Ratio of expense reimbursements to average net assets	(0.51)%	—	—	—	—
Ratio of net expenses to average net assets	1.58%	2.01%	2.05%	2.06%	2.04%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.40)%	0.13%	0.37%	(0.53)%
Portfolio turnover rate	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$12.07	$14.98	$12.44	$13.57	$13.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.12)	(0.06)	0.01	0.04	(0.08)
Net realized and unrealized gain (loss) on investments	1.41	(2.09)	2.66	(0.99)	0.36
Total from investment operations	1.29	(2.15)	2.67	(0.95)	0.28
Dividends from net investment income	(0.25)	(0.76)	(0.13)	(0.18)	(0.07)
Net asset value, end of period	$13.11	$12.07	$14.98	$12.44	$13.57
Total return(ii)	11.07%	(15.08)%	21.70%	(7.04)%	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,603	$4,712	$12,130	$15,190	$21,697
Ratio of gross expenses to average net assets	2.23%	2.09%	2.13%	2.14%	2.09%
Ratio of net expenses to average net assets	2.23%	2.09%	2.13%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.41)%	0.06%	0.29%	(0.60)%
Portfolio turnover rate	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$14.31	$17.54	$14.55	$15.55	$15.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.01	0.09	0.17	0.21	0.05
Net realized and unrealized gain (loss) on investments	1.67	(2.48)	3.09	(1.16)	0.41
Total from investment operations	1.68	(2.39)	3.26	(0.95)	0.46
Dividends from net investment income	(0.45)	(0.84)	(0.27)	(0.05)	(0.18)
Net asset value, end of period	$15.54	$14.31	$17.54	$14.55	$15.55
Total return(ii)	12.41%	(14.27)%	22.84%	(6.12)%	3.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$970	$2,156	$1,742	$14,202	$14,435
Ratio of gross expenses to average net assets	1.48%	1.19%	1.48%	1.33%	1.30%
Ratio of expense reimbursements to average net assets	(0.36)%	(0.04)%	(0.33)%	(0.18)%	(0.15)%
Ratio of net expenses to average net assets	1.12%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	0.06%	0.51%	1.14%	1.43%	0.34%
Portfolio turnover rate	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Focus Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$14.46	$17.77	$14.74	$15.73	$15.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.05	0.12	0.20	0.23	0.12
Net realized and unrealized gain (loss) on investments	1.67	(2.48)	3.14	(1.15)	0.39
Total from investment operations	1.72	(2.36)	3.34	(0.92)	0.51
Dividends from net investment income	(0.49)	(0.95)	(0.31)	(0.07)	(0.22)
Net asset value, end of period	$15.69	$14.46	$17.77	$14.74	$15.73
Total return(ii)	12.64%	(14.03)%	23.16%	(5.88)%	3.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,462	$14,597	$21,317	$18,477	$19,326
Ratio of gross expenses to average net assets	1.10%	1.01%	1.03%	1.04%	1.03%
Ratio of expense reimbursements to average net assets	(0.21)%	(0.12)%	(0.14)%	(0.15)%	(0.14)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets	0.36%	0.71%	1.27%	1.57%	0.73%
Portfolio turnover rate	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$28.04	$25.16	$16.01	$21.94	$26.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.19)	(0.19)	(0.15)	(0.25)
Net realized and unrealized gain (loss) on investments	0.48	3.82	9.34	(2.39)	0.82
Total from investment operations	0.39	3.63	9.15	(2.54)	0.57
Dividends from net investment income	—	—	—	—	(0.16)
Distributions from net realized gains	(1.88)	(0.75)	—	(3.39)	(5.43)
Net asset value, end of period	$26.55	$28.04	$25.16	$16.01	$21.94
Total return(ii)	1.96%	14.92%	57.15%	(14.06)%	1.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$108,095	$131,731	$95,913	$68,686	$122,814
Ratio of gross expenses to average net assets	1.12%	1.15%	1.38%	1.41%	1.31%
Ratio of net expenses to average net assets	1.12%	1.15%	1.38%	1.41%	1.31%
Ratio of net investment loss to average net assets	(0.34)%	(0.68)%	(0.86)%	(0.87)%	(1.05)%
Portfolio turnover rate	148.78%	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$22.21	$20.23	$12.98	$18.53	$23.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.23)	(0.31)	(0.28)	(0.24)	(0.37)
Net realized and unrealized gain (loss) on investments	0.34	3.04	7.53	(1.92)	0.73
Total from investment operations	0.11	2.73	7.25	(2.16)	0.36
Dividends from net investment income	—	—	—	—	— (ii)
Distributions from net realized gains	(1.88)	(0.75)	—	(3.39)	(5.43)
Net asset value, end of period	$20.44	$22.21	$20.23	$12.98	$18.53
Total return(iii)	1.20%	14.03%	55.86%	(14.70)%	0.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,963	$15,322	$31,148	$28,242	$53,487
Ratio of gross expenses to average net assets	1.89%	1.93%	2.15%	2.18%	2.08%
Ratio of net expenses to average net assets	1.89%	1.93%	2.15%	2.18%	2.08%
Ratio of net investment loss to average net assets	(1.12)%	(1.46)%	(1.63)%	(1.65)%	(1.81)%
Portfolio turnover rate	148.78%	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class Z
					From 5/28/2015
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015(i)
Net asset value, beginning of period	$28.09	$25.11	$15.92	$21.76	$25.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.09)	(0.11)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	0.47	3.82	9.30	(2.37)	(3.22)
Total from investment operations	0.48	3.73	9.19	(2.45)	(3.27)
Distributions from net realized gains	(1.88)	(0.75)	—	(3.39)	—
Net asset value, end of period	$26.69	$28.09	$25.11	$15.92	$21.76
Total return(iii)	2.34%	15.32%	57.73%	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$77,023	$57,640	$25,644	$4,980	$6,517
Ratio of gross expenses to average net assets	0.79%	0.84%	1.12%	1.16%	1.36%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.06)%	(0.13)%	(0.17)%	(0.28)%
Ratio of net expenses to average net assets	0.75%	0.78%	0.99%	0.99%	1.08%
Ratio of net investment income (loss) to average net assets	0.02%	(0.32)%	(0.48)%	(0.45)%	(0.47)%
Portfolio turnover rate	148.78%	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services - Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eleven funds - Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund (formerly Alger SMid Cap Focus Fund), Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, P, P-2, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I, P, P-2, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodian fees or other expenses related to the management of the Fund’s assets).

The Board has authorized a partial limitation on investors ability to purchase shares of the Alger Small Cap Focus Fund. Specifically Classes A, C, I, and Z shares will be available for purchase only by existing shareholders and certain other investors selected by Fred Alger & Company, LLC, the Fund’s distributor. Class Y shares will remain open to all qualifying investors.

Alger Mid Cap Focus Fund launched on June 14, 2019.

Alger SMid Cap Focus Fund changed its name to Alger Weatherbie Specialized Growth Fund effective September 30, 2019.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 - Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Each Fund pays a premium which is included in each Fund’s accompanying Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2019.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 - Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(l) Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2019, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.77%
Alger 25 Fund(b)	0.30-0.80	—	—	—	—	0.45
Alger 35 Fund(b)	0.30-0.80	—	—	—	—	0.30
Alger Growth & Income Fund(c)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(d)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(c)	0.70	—	—	—	—	0.70
Alger Weatherbie Specialized Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(c)	0.75	—	—	—	—	0.75
Alger International Focus Fund(d)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(c)	0.55	—	—	—	—	0.55

(a)                                 Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b)                                 The management fee paid to Alger Management consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

(c)                                  Tier 1 is based on all assets.

(d)                                 Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

The sub-advisor to the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management receives at no additional cost to the Alger Weatherbie Specialized Growth Fund, which is equal to 70% of the net management fee paid by the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2019, Alger Management paid a sub-advisory fee of $2,512,229 to Weatherbie. Weatherbie began sub-advising the Alger Weatherbie Specialized Growth Fund in 2017.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management has agreed to limit the expenses for several of the A, C, I, Y and Z share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses) exceed the rates, based on average daily net assets, listed in the table below.

											FEES WAIVED /
											REIMBURSED FOR
											THE YEAR ENDED
	CLASS										OCTOBER 31,
	A		C		I		Y		Z		2019
Alger Growth & Income Fund	—		—		—		—		0.69%		$17,510
Alger Mid Cap Growth Fund	—		—		—		—		1.05		—
Alger Mid Cap Focus Fund	—		—		1.20	%(a)	—		0.99	(a)	84,922
Alger Weatherbie Specialized Growth Fund	—		—		—		0.87%		0.99		9,066
Alger Small Cap Growth Fund	—		—		—		—		0.99		19,255
Alger Small Cap Focus Fund	—	(b)	—	(b)	—	(b)	0.85	(b)	—	(b)	10,656
Alger International Focus Fund	—		—		1.10	(c)	—		0.89		32,970
Alger Health Sciences Fund	—		—		—		—		0.75		29,221

(a)                                 Effective June 14, 2019, inception of the Fund.

(b)                                 Prior to March 1, 2019, the expense cap for the Alger Small Cap Focus Fund Class A and Class I was 1.20%, Class C was 1.95%, Class Y was 0.90% and Class Z was 0.99%.

(c)                                  Prior to March 1, 2019, the expense cap for the Alger International Focus Fund Class I was 1.15%.

To more closely track the agreement in the September Board materials Alger Management has also agreed to limit expenses of the Class P and Class P-2 share classes of Alger 25 Fund and Alger 35 Fund, for the life of the applicable Funds, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees (and sub-transfer agency fees and shareholder service fees for Class P-2) exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 25 Fund and Alger 35 Fund were $165,050 and $171,196, respectively, for the year ended October 31, 2019.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $67,052, $18,850 and $87,393, respectively, for the year ended October 31, 2019.

Alger Management may, during the first year of the two year-term of the expense limitation contract, recoup any fees waived or expenses reimbursed for share classes A, C, I, Y and Z pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the year ended October 31, 2019, the recoupments made by the Funds to the Investment Manager for the Alger Weatherbie Specialized Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund were $7,726, $9,964 and $4,210, respectively. As of October 31, 2019, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger 25 Fund, Alger 35 Fund, Alger Growth

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

& Income Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund, were $294,508, $271,128, $29,833, $84,922, $18,080, $31,070, $10,056, $47,937 and $45,574, respectively, which will expire February 28, 2020.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, LLC, the Fund’s distributor (the “Distributor” or “Alger LLC”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class A shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2019, such excess carried forward was $23,874,166, $11,520,441, $18,167,628 and $17,950,178 for Class B shares of Alger Capital Appreciation Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Focus Fund and Alger International Focus Fund each pay Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/ or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Class P-2 Shares: The Trust has adopted a Distribution Plan pursuant to which Class P-2 shares of Alger 25 Fund and Alger 35 Fund each pay Alger LLC a fee at the annual rate of 0.08% of the average daily net assets of the Fund’s Class P-2 shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class P-2 shares and/ or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$4,885	$29,291
Alger Growth & Income Fund	2,187	2,575
Alger Mid Cap Growth Fund	2,691	3,279
Alger Weatherbie Specialized Growth Fund	2,134	9,858
Alger Small Cap Growth Fund	3,911	5,730
Alger Small Cap Focus Fund	25,938	103,581
Alger International Focus Fund	2,082	3,913
Alger Health Sciences Fund	3,462	4,156

(e)     Brokerage Commissions: During the year ended October 31, 2019, Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund, paid Alger LLC commissions of $277,820, $3,481, $2,264, $53, $61,920, $4,234, $8,877, $309,457, $19,034 and $47,751, respectively, in connection with securities transactions.

(f)       Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of the transfer agent, and for other related services. Effective October 5, 2019, the Funds replaced its transfer agent to UMB Fund Services, Inc. (DST Asset Manager Solutions, Inc. previously served as the Funds transfer agent). The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P, Class P-2 and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2019, Alger Management charged back to Alger Capital Appreciation

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund, $1,049,904, $39,196, $55,856, $130,111, $34,745, $486,647, $32,823 and $69,304, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g)         Trustee Fees: Each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2019, each Independent Trustee received a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)         Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. For the year ended October 31, 2019, these purchases and sales were as follows:

	Purchases	Sales	Realized loss
Alger Capital Appreciation Fund	$6,599,633	$—	$—
Alger Weatherbie Specialized Growth Fund	3,690,576	—	—

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. As of October 31, 2019, Alger Capital Appreciation Fund and Alger Mid Cap Focus Fund borrowed $128,705 and $7,243,494, including interest, respectively, from Alger Small Cap Focus Fund at a rate of 2.49%.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2019, Alger Capital Appreciation Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger International Focus Fund and Alger Health Sciences Fund incurred interfund loan interest expense of $3,674, $141, $494, $197, $358 and $3,238, respectively, and Alger Capital Appreciation Fund, Alger Weatherbie Specialized Growth Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $5,169, $5,835 and $112,029, respectively, which is included in interest in the accompanying Statements of Operations.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors or officers of Alger Management and the Distributor. At October 31, 2019, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	—	28,882
Alger 25 Fund	—	—	250,933	9,425	—	—
Alger 35 Fund	—	—	759,019	9,705	—	—
Alger Growth & Income Fund	—	—	—	—	—	32,241
Alger Mid Cap Growth Fund	—	—	—	—	—	91,394
Alger Mid Cap Focus Fund	—	100,000	—	—	—	900,000
Alger Weatherbie Specialized Growth Fund	187,751	—	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	—	—	88,731
Alger Small Cap Focus Fund	—	—	—	—	787	291,681
Alger International Focus Fund	—	8,107	—	—	—	363,714
Alger Health Sciences Fund	—	—	—	—	—	5,232

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government securities, short-term securities, purchased options, forward foreign currency contracts and short sales, for the year ended October 31, 2019:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$2,087,338,817	$2,252,779,860
Alger 25 Fund	13,065,130	12,313,715
Alger 35 Fund	9,882,221	9,530,507
Alger Growth & Income Fund	8,000,429	13,782,098
Alger Mid Cap Growth Fund	325,643,179	347,483,927
Alger Mid Cap Focus Fund	47,153,435	16,055,619
Alger Weatherbie Specialized Growth Fund	429,542,476	282,476,300
Alger Small Cap Growth Fund	23,189,884	35,157,892
Alger Small Cap Focus Fund	2,875,922,578	1,487,521,424
Alger International Focus Fund	197,031,257	213,407,723
Alger Health Sciences Fund	305,201,766	314,199,383

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2019, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$159,786	3.20%
Alger Mid Cap Growth Fund	11,068	3.78
Alger Mid Cap Focus Fund	51,736	2.49
Alger Small Cap Growth Fund	11,173	3.74
Alger International Focus Fund	15,723	3.50
Alger Health Sciences Fund	114,897	2.98

The highest amount borrowed by each Fund from the Custodian and other funds during the year ended October 31, 2019 was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$6,744,735
Alger Mid Cap Growth Fund	1,443,891
Alger Mid Cap Focus Fund	7,243,000
Alger Small Cap Growth Fund	993,383
Alger International Focus Fund	2,303,000
Alger Health Sciences Fund	2,681,765

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	5,409,646	$134,594,348	7,224,768	$191,866,742
Shares converted from Class B	56,679	1,442,230	74,193	1,967,220
Shares converted from Class C	53,610	1,383,010	347,503	9,802,243
Dividends reinvested	4,389,837	97,586,145	2,967,765	73,392,923
Shares redeemed	(14,606,803)	(371,486,813)	(20,854,241)	(554,011,987)
Net decrease	(4,697,031)	$(136,481,080)	(10,240,012)	$(276,982,859)
Class B:
Shares sold	25,852	$500,372	26,581	$560,521
Shares converted to Class A	(74,375)	(1,442,230)	(93,708)	(1,967,220)
Dividends reinvested	71,787	1,213,205	54,056	1,057,346
Shares redeemed	(102,456)	(1,996,484)	(184,942)	(3,849,125)
Net decrease	(79,192)	$(1,725,137)	(198,013)	$(4,198,478)
Class C:
Shares sold	1,128,309	$20,701,966	1,186,237	$24,790,009
Shares converted to Class A	(70,119)	(1,383,010)	(439,370)	(9,802,243)
Dividends reinvested	1,416,976	24,088,590	965,092	18,964,049
Shares redeemed	(3,591,490)	(69,831,298)	(4,149,378)	(88,716,422)
Net decrease	(1,116,324)	$(26,423,752)	(2,437,419)	$(54,764,607)
Class Z:
Shares sold	9,367,565	$244,340,144	16,135,019	$438,624,385
Dividends reinvested	4,615,566	105,881,077	2,392,479	60,649,333
Shares redeemed	(9,816,320)	(254,664,054)	(9,629,598)	(267,441,007)
Net increase	4,166,811	$95,557,167	8,897,900	$231,832,711

Alger 25 Fund
Class P:*
Shares sold	40,097	$500,000	1,052,162	$10,879,952
Dividends reinvested	3,929	39,245	—	—
Shares redeemed	(5,067)	(63,592)	—	—
Net increase	38,959	$475,653	1,052,162	$10,879,952
Class P-2:**
Shares sold	9,286	$106,215	9,425	$100,000
Shares redeemed	(447)	(5,132)	—	—
Net increase	8,839	$101,083	9,425	$100,000

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 35 Fund
Class P:***
Shares sold	23,801	$250,000	750,000	$7,500,000
Dividends reinvested	9,185	87,537	—	—
Net increase	32,986	$337,537	750,000	$7,500,000
Class P-2:**
Shares sold	5	$50	9,634	$100,000
Dividends reinvested	71	680	—	—
Net increase	76	$730	9,634	$100,000

Alger Growth & Income Fund
Class A:
Shares sold	158,691	$6,395,146	186,575	$7,696,101
Shares converted from Class C	4,571	185,960	41,116	1,742,685
Dividends reinvested	103,036	3,845,341	45,839	1,878,541
Shares redeemed	(284,192)	(11,461,717)	(360,723)	(14,897,335)
Net decrease	(17,894)	$(1,035,270)	(87,193)	$(3,580,008)
Class C:
Shares sold	63,968	$2,451,716	54,193	$2,206,790
Shares converted to Class A	(4,639)	(185,960)	(41,706)	(1,742,685)
Dividends reinvested	22,069	805,489	11,107	447,111
Shares redeemed	(133,031)	(5,262,691)	(192,694)	(7,866,131)
Net decrease	(51,633)	$(2,191,446)	(169,100)	$(6,954,915)
Class Z:
Shares sold	125,149	$4,862,200	255,487	$10,601,221
Dividends reinvested	36,266	1,360,433	16,155	663,649
Shares redeemed	(145,528)	(5,810,750)	(235,023)	(9,627,218)
Net increase	15,887	$411,883	36,619	$1,637,652

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	497,105	$6,947,149	795,915	$11,691,007
Shares converted from Class B	52,502	749,952	64,731	929,787
Shares converted from Class C	14,106	208,811	129,628	1,978,293
Dividends reinvested	495,829	6,009,462	72,091	976,828
Shares redeemed	(1,461,310)	(21,047,438)	(1,424,682)	(20,681,042)
Net decrease	(401,768)	$(7,132,064)	(362,317)	$(5,105,127)
Class B:
Shares sold	27,558	$288,473	20,242	$232,433
Shares converted to Class A	(67,138)	(749,952)	(81,159)	(929,787)
Dividends reinvested	94,332	893,322	16,756	181,471
Shares redeemed	(231,702)	(2,608,100)	(288,435)	(3,301,168)
Net decrease	(176,950)	$(2,176,257)	(332,596)	$(3,817,051)
Class C:
Shares sold	96,099	$1,044,631	56,388	$646,285
Shares converted to Class A	(18,362)	(208,811)	(164,933)	(1,978,293)
Dividends reinvested	36,385	339,838	12,612	135,071
Shares redeemed	(273,590)	(3,014,606)	(660,403)	(7,700,016)
Net decrease	(159,468)	$(1,838,948)	(756,336)	$(8,896,953)
Class Z:
Shares sold	287,124	$3,997,992	287,065	$4,193,912
Dividends reinvested	34,439	422,221	4,056	55,405
Shares redeemed	(149,060)	(2,131,312)	(274,820)	(4,051,690)
Net increase	172,503	$2,288,901	16,301	$197,627

Alger Mid Cap Focus Fund
Class I:****
Shares sold	1,014,523	$10,401,362	—	$—
Shares redeemed	(806,054)	(7,922,135)	—	—
Net increase	208,469	$2,479,227	—	$—
Class Z:****
Shares sold	2,962,115	$29,644,747	—	$—
Shares redeemed	(54,670)	(535,882)	—	—
Net increase	2,907,445	$29,108,865	—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	5,688,891	$76,692,198	3,658,711	$49,440,879
Shares converted from Class C	30,603	419,531	196,214	2,746,182
Dividends reinvested	761,268	8,085,010	764,419	8,905,265
Shares redeemed	(4,445,803)	(58,098,817)	(2,671,578)	(35,381,527)
Net increase	2,034,959	$27,097,922	1,947,766	$25,710,799
Class C:
Shares sold	2,129,592	$19,585,283	1,807,680	$17,314,971
Shares converted to Class A	(44,988)	(419,531)	(275,464)	(2,746,182)
Dividends reinvested	519,008	3,757,614	543,572	4,533,386
Shares redeemed	(1,525,881)	(13,812,767)	(1,449,320)	(13,947,559)
Net increase	1,077,731	$9,110,599	626,468	$5,154,616
Class I:
Shares sold	6,551,855	$89,713,141	2,127,136	$30,316,318
Dividends reinvested	206,658	2,250,504	212,603	2,534,234
Shares redeemed	(5,127,346)	(71,611,171)	(1,453,187)	(21,210,228)
Net increase	1,631,167	$20,352,474	886,552	$11,640,324
Class Y:
Shares sold	796,709	$11,239,481	345,045	$5,048,006
Dividends reinvested	37,800	413,909	1,049	12,512
Shares redeemed	(182,177)	(2,490,755)	(69,229)	(1,051,678)
Net increase	652,332	$9,162,635	276,865	$4,008,840
Class Z:
Shares sold	15,933,666	$229,349,153	9,195,125	$131,153,351
Dividends reinvested	953,077	10,731,650	460,898	5,645,999
Shares redeemed	(7,484,513)	(103,653,631)	(2,871,600)	(39,920,595)
Net increase	9,402,230	$136,427,172	6,784,423	$96,878,755

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	1,167,060	$10,800,783	946,767	$9,283,392
Shares converted from Class B	191,897	1,777,871	73,239	740,527
Shares converted from Class C	12,949	123,857	84,382	858,149
Dividends reinvested	1,327,983	10,198,906	133,463	1,115,746
Shares redeemed	(1,899,859)	(17,257,336)	(1,762,496)	(16,998,029)
Net increase (decrease)	800,030	$5,644,081	(524,645)	$(5,000,215)
Class B:
Shares sold	221,477	$1,479,400	52,660	$408,297
Shares converted to Class A	(263,994)	(1,777,871)	(96,680)	(740,527)
Dividends reinvested	111,241	618,499	12,833	81,492
Shares redeemed	(85,867)	(567,974)	(121,644)	(853,812)
Net decrease	(17,143)	$(247,946)	(152,831)	$(1,104,550)
Class C:
Shares sold	446,180	$2,944,370	237,983	$1,691,080
Shares converted to Class A	(18,533)	(123,857)	(115,007)	(858,149)
Dividends reinvested	126,861	679,974	20,445	125,943
Shares redeemed	(423,092)	(2,746,744)	(594,629)	(4,260,612)
Net increase (decrease)	131,416	$753,743	(451,208)	$(3,301,738)
Class Z:
Shares sold	1,386,207	$13,495,541	697,639	$7,451,090
Dividends reinvested	153,409	1,214,997	12,055	103,072
Shares redeemed	(628,827)	(5,576,290)	(2,500,512)	(22,845,695)
Net increase (decrease)	910,789	$9,134,248	(1,790,818)	$(15,291,533)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	24,526,769	$483,804,839	15,837,662	$306,847,442
Shares converted from Class C	13,598	292,342	1,233	24,492
Dividends reinvested	134,336	2,275,658	45,051	669,009
Shares redeemed	(14,329,320)	(281,299,700)	(5,191,994)	(96,798,363)
Net increase	10,345,383	$205,073,139	10,691,952	$210,742,580
Class C:
Shares sold	5,872,226	$104,857,343	5,309,092	$89,258,579
Shares converted to Class A	(15,155)	(292,342)	(1,362)	(24,492)
Dividends reinvested	69,301	1,058,917	35,806	483,381
Shares redeemed	(1,737,269)	(30,901,428)	(1,175,722)	(19,343,892)
Net increase	4,189,103	$74,722,490	4,167,814	$70,373,576
Class I:
Shares sold	20,978,750	$426,127,765	16,132,572	$312,619,545
Dividends reinvested	146,344	2,541,988	61,999	943,634
Shares redeemed	(16,437,079)	(330,681,997)	(5,721,057)	(108,110,939)
Net increase	4,688,015	$97,987,756	10,473,514	$205,452,240
Class Y:
Shares sold	3,807,324	$82,404,302	1,199,254	$24,053,154
Dividends reinvested	7,242	127,601	7	112
Shares redeemed	(571,021)	(12,173,701)	(100,942)	(1,939,635)
Net increase	3,243,545	$70,358,202	1,098,319	$22,113,631
Class Z:
Shares sold	84,385,806	$1,736,307,318	56,309,928	$1,102,710,539
Dividends reinvested	488,759	8,611,931	184,034	2,830,443
Shares redeemed	(34,394,271)	(701,365,500)	(11,326,733)	(216,527,717)
Net increase	50,480,294	$1,043,553,749	45,167,229	$889,013,265

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	232,258	$3,367,227	483,735	$8,191,550
Shares converted from Class B	646,187	9,281,241	366,017	6,157,653
Shares converted from Class C	7,673	112,382	60,476	994,748
Dividends reinvested	199,154	2,563,105	312,787	5,198,555
Shares redeemed	(1,446,047)	(20,773,744)	(1,156,304)	(19,465,788)
Net increase (decrease)	(360,775)	$(5,449,789)	66,711	$1,076,718
Class B:
Shares sold	692,182	$8,548,811	350,594	$5,069,136
Shares converted to Class A	(745,819)	(9,281,241)	(421,257)	(6,157,653)
Dividends reinvested	36,342	405,944	72,520	1,050,813
Shares redeemed	(94,543)	(1,186,449)	(191,300)	(2,861,377)
Net decrease	(111,838)	$(1,512,935)	(189,443)	$(2,899,081)
Class C:
Shares sold	19,353	$232,779	42,367	$599,029
Shares converted to Class A	(9,057)	(112,382)	(71,505)	(994,748)
Dividends reinvested	6,179	67,724	35,808	505,970
Shares redeemed	(132,169)	(1,600,292)	(426,172)	(6,110,328)
Net decrease	(115,694)	$(1,412,171)	(419,502)	$(6,000,077)
Class I:
Shares sold	11,775	$168,474	78,695	$1,332,247
Dividends reinvested	4,470	57,531	4,979	82,750
Shares redeemed	(104,424)	(1,502,128)	(32,411)	(543,066)
Net increase (decrease)	(88,179)	$(1,276,123)	51,263	$871,931
Class Z:
Shares sold	116,704	$1,664,093	448,491	$7,747,953
Dividends reinvested	34,224	443,891	41,526	695,983
Shares redeemed	(302,144)	(4,329,017)	(680,137)	(11,891,209)
Net decrease	(151,216)	$(2,221,033)	(190,120)	$(3,447,273)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	1,092,551	$29,383,122	2,107,309	$60,734,492
Shares converted from Class C	31,125	847,116	86,773	2,577,400
Dividends reinvested	316,696	7,721,044	95,004	2,320,960
Shares redeemed	(2,067,110)	(53,963,326)	(1,403,741)	(38,044,069)
Net increase (decrease)	(626,738)	$(16,012,044)	885,345	$27,588,783
Class C:
Shares sold	110,814	$2,331,623	144,431	$3,251,063
Shares converted to Class A	(40,088)	(847,116)	(109,354)	(2,577,400)
Dividends reinvested	59,612	1,126,072	50,433	982,433
Shares redeemed	(283,916)	(5,940,846)	(934,955)	(21,297,829)
Net decrease	(153,578)	$(3,330,267)	(849,445)	$(19,641,733)
Class Z:
Shares sold	2,540,997	$68,194,857	1,642,841	$45,630,951
Dividends reinvested	154,247	3,768,246	34,432	839,806
Shares redeemed	(1,861,957)	(49,112,744)	(646,328)	(17,352,630)
Net increase	833,287	$22,850,359	1,030,945	$29,118,127

* Inception date 12/28/17.
** Inception date 10/31/18.
*** Inception date 3/29/18.
**** Inception date 6/14/19.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2019 and the year ended October 31, 2018, were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2019	FOR THE YEAR ENDED OCTOBER 31, 2018
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$8,471,040
Long-term capital gain	265,949,900	198,413,776
Total distributions paid	$265,949,900	$206,884,816

Alger 25 Fund
Distributions paid from:
Ordinary Income	$39,246	$—
Long-term capital gain	—	—
Total distributions paid	$39,246	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2019	FOR THE YEAR ENDED OCTOBER 31, 2018
Alger 35 Fund
Distributions paid from:
Ordinary Income	$88,217	$—
Long-term capital gain	—	—
Total distributions paid	$88,217	$—

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	$1,658,134	$1,565,778
Long-term capital gain	5,002,598	1,848,851
Total distributions paid	$6,660,732	$3,414,629

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	$1,188,196	$—
Long-term capital gain	7,830,524	1,595,865
Total distributions paid	$9,018,720	$1,595,865

Alger Weatherbie Specialized Growth Fund
Distributions paid from:
Ordinary Income	$—	$19,701,163
Long-term capital gain	26,732,311	4,696,051
Total distributions paid	$26,732,311	$24,397,214

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	13,540,912	1,541,549
Total distributions paid	$13,540,912	$1,541,549

Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	17,227,374	7,805,857
Total distributions paid	$17,227,374	$7,805,857

Alger International Focus Fund
Distributions paid from:
Ordinary Income	$3,949,584	$8,955,665
Long-term capital gain	—	—
Total distributions paid	$3,949,584	$8,955,665

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2019	OCTOBER 31, 2018
Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	$1,800,933	$—
Long-term capital gain	12,206,904	4,820,970
Total distributions paid	$14,007,837	$4,820,970

As of October 31, 2019, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund

Undistributed ordinary income	$—
Undistributed long-term gains	226,253,126
Net accumulated earnings	226,253,126
Capital loss carryforwards	—
Late year ordinary income losses	(4,117,851)
Net unrealized appreciation	875,306,675
Total accumulated earnings	$1,097,441,950

Alger 25 Fund

Undistributed ordinary income	$12,526
Undistributed long-term gains	148,806
Net accumulated earnings	161,332
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	1,885,898
Total accumulated earnings	$2,047,230

Alger 35 Fund

Undistributed ordinary income	$7,576
Undistributed long-term gains	—
Net accumulated earnings	7,576
Capital loss carryforwards	(44,015)
Late year ordinary income losses	—
Net unrealized appreciation	1,304,864
Total accumulated earnings	$1,268,425

Alger Growth & Income Fund

Undistributed ordinary income	$255,725
Undistributed long-term gains	4,157,118
Net accumulated earnings	4,412,843
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	55,249,158
Total accumulated earnings	$59,662,001

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund

Undistributed ordinary income	$—
Undistributed long-term gains	14,471,259
Net accumulated earnings	14,471,259
Capital loss carryforwards	—
Late year ordinary income losses	(684,320)
Net unrealized appreciation	18,479,263
Total accumulated earnings	$32,266,202

Alger Mid Cap Focus Fund

Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(1,420,139)
Late year ordinary income losses	—
Net unrealized appreciation	165,975
Total accumulated losses	$(1,254,164)

Alger Weatherbie Specialized Growth Fund

Undistributed ordinary income	$—
Undistributed long-term gains	22,961,840
Net accumulated earnings	22,961,840
Capital loss carryforwards	—
Late year ordinary income losses	(3,906,530)
Net unrealized appreciation	43,160,215
Total accumulated earnings	$62,215,525

Alger Small Cap Growth Fund

Undistributed ordinary income	$—
Undistributed long-term gains	9,157,075
Net accumulated earnings	9,157,075
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	52,944,327
Total accumulated earnings	$62,101,402

Alger Small Cap Focus Fund

Undistributed ordinary income	$42,342,816
Undistributed long-term gains	55,978,036
Net accumulated earnings	98,320,852
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	278,073,419
Total accumulated earnings	$376,394,271

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Focus Fund

Undistributed ordinary income	$5,646,369
Undistributed long-term gains	—
Net accumulated earnings	5,646,369
Capital loss carryforwards	(17,728,212)
Late year ordinary income losses	—
Net unrealized appreciation	12,377,643
Total accumulated earnings	$295,800

Alger Health Sciences Fund

Undistributed ordinary income	$105,041
Undistributed long-term gains	14,145,020
Net accumulated earnings	14,250,061
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	30,300,052
Total accumulated earnings	$44,550,113

At October 31, 2019, Alger 35 Fund, Alger Mid Cap Focus Fund and Alger International Focus Fund, for federal income tax purposes, had capital loss carryforwards of $44,015, $1,420,139 and $17,728,212, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investments trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2019:

Alger Capital Appreciation Fund

Distributable earnings	$4,159,579
Paid-in Capital	$(4,159,579)

Alger Growth & Income Fund

Distributable earnings	$(1)
Paid-in Capital	$1

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund

Distributable earnings	$155,585
Paid-in Capital	$(155,585)

Alger Mid Cap Focus Fund

Distributable earnings	$80,734
Paid-in Capital	$(80,734)

Alger Weatherbie Specialized Growth Fund

Distributable earnings	$2,932,285
Paid-in Capital	$(2,932,285)

Alger Small Cap Growth Fund

Distributable earnings	$85,784
Paid-in Capital	$(85,784)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$341,999,289	$341,999,289	$—	$—
Consumer Discretionary	524,627,265	519,506,114	—	5,121,151
Consumer Staples	15,318,260	15,318,260	—	—
Financials	129,768,743	129,768,743	—	—
Healthcare	436,422,362	436,422,362	—	—
Industrials	169,704,326	169,704,326	—	—
Information Technology	1,069,800,025	1,068,918,654	—	881,371
Materials	90,865,012	90,865,012	—	—
TOTAL COMMON STOCKS	$2,778,505,282	$2,772,502,760	$—	$6,002,522
PREFERRED STOCKS
Information Technology	4,062,807	—	—	4,062,807
REAL ESTATE INVESTMENT TRUST
Real Estate	26,942,331	26,942,331	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,809,510,420	$2,799,445,091	$—	$10,065,329

Alger 25 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,311,162	$1,311,162	$—	$—
Consumer Discretionary	2,102,196	2,102,196	—	—
Financials	1,703,266	1,703,266	—	—
Healthcare	567,930	567,930	—	—
Industrials	826,053	826,053	—	—
Information Technology	5,926,319	5,926,319	—	—
Materials	485,327	485,327	—	—
TOTAL COMMON STOCKS	$12,922,253	$12,922,253	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	350,306	350,306	—	—
TOTAL INVESTMENTS IN SECURITIES	$13,272,559	$13,272,559	$—	$—

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$759,729	$759,729	$—	$—
Consumer Discretionary	1,149,388	1,149,388	—	—
Consumer Staples	461,060	461,060	—	—
Financials	509,594	509,594	—	—
Healthcare	1,120,449	1,120,449	—	—
Industrials	557,390	557,390	—	—
Information Technology	4,019,123	4,019,123	—	—
TOTAL COMMON STOCKS	$8,576,733	$8,576,733	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	399,438	399,438	—	—
TOTAL INVESTMENTS IN SECURITIES	$8,976,171	$8,976,171	$—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$12,604,483	$12,604,483	$—	$—
Consumer Discretionary	11,611,562	11,611,562	—	—
Consumer Staples	8,941,914	8,941,914	—	—
Energy	5,482,786	5,482,786	—	—
Financials	17,293,262	17,293,262	—	—
Healthcare	16,094,034	16,094,034	—	—
Industrials	9,634,000	9,634,000	—	—
Information Technology	22,642,253	22,642,253	—	—
Materials	1,923,967	1,923,967	—	—
Utilities	1,771,479	1,771,479	—	—
TOTAL COMMON STOCKS	$107,999,740	$107,999,740	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	802,540	802,540	—	—
Financials	691,957	691,957	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$1,494,497	$1,494,497	$—	$—
REAL ESTATE INVESTMENT TRUST
Financials	948,301	948,301	—	—
Real Estate	4,862,179	4,862,179	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$5,810,480	$5,810,480	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$115,304,717	$115,304,717	$—	$—

Alger Mid Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$11,396,863	$11,396,863	$—	$—
Consumer Discretionary	27,011,361	27,011,361	—	—
Consumer Staples	2,287,546	2,287,546	—	—
Financials	9,106,672	9,106,672	—	—
Healthcare	29,733,762	29,137,997	595,765	—
Industrials	34,160,270	34,160,270	—	—
Information Technology	43,613,141	43,518,979	—	94,162
Materials	3,169,453	3,169,453	—	—
TOTAL COMMON STOCKS	$160,479,068	$159,789,141	$595,765	$94,162
PREFERRED STOCKS
Healthcare	232,787	—	—	232,787
Information Technology	434,056	—	—	434,056
TOTAL PREFERRED STOCKS	$666,843	$—	$—	$666,843
RIGHTS
Healthcare	1,905,891	—	—	1,905,891
REAL ESTATE INVESTMENT TRUST
Real Estate	8,418,221	8,418,221	—	—
TOTAL INVESTMENTS IN SECURITIES	$171,470,023	$168,207,362	$595,765	$2,666,896

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,231,556	$4,231,556	$—	$—
Energy	709,800	709,800	—	—
Financials	400,216	400,216	—	—
Healthcare	10,007,521	10,007,521	—	—
Industrials	4,966,407	4,966,407	—	—
Information Technology	9,530,870	9,530,870	—	—
TOTAL COMMON STOCKS	$29,846,370	$29,846,370	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$29,846,370	$29,846,370	$—	$—

Alger Weatherbie Specialized Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$25,568	$25,568	$—	$—
Consumer Discretionary	83,425,104	83,425,104	—	—
Energy	2,773,252	2,773,252	—	—
Financials	23,497,756	23,497,756	—	—
Healthcare	146,087,901	146,087,901	—	—
Industrials	64,464,050	64,464,050	—	—
Information Technology	156,124,535	156,124,535	—	—
Real Estate	27,851,890	27,851,890	—	—
TOTAL COMMON STOCKS	$504,250,056	$504,250,056	$—	$—
PREFERRED STOCKS
Healthcare	245,362	—	—	245,362
TOTAL INVESTMENTS IN SECURITIES	$504,495,418	$504,250,056	$—	$245,362

Alger Small Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$6,072,181	$6,072,181	$—	$—
Consumer Discretionary	10,682,177	10,682,177	—	—
Consumer Staples	1,561,569	1,561,569	—	—
Energy	1,932,449	1,932,449	—	—
Financials	2,599,980	2,599,980	—	—
Healthcare	51,014,094	51,014,094	—	—
Industrials	3,549,812	3,549,812	—	—
Information Technology	47,524,363	47,524,363	—	—
Materials	2,697,145	2,697,145	—	—
TOTAL COMMON STOCKS	$127,633,770	$127,633,770	$—	$—
PREFERRED STOCKS
Healthcare	53,729	—	—	53,729
RIGHTS
Healthcare	564,546	—	—	564,546
TOTAL INVESTMENTS IN SECURITIES	$128,252,045	$127,633,770	$—	$618,275

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$365,603,717	$365,603,717	$—	$—
Financials	39,599,991	39,599,991	—	—
Healthcare	1,648,890,079	1,648,890,079	—	—
Industrials	106,441,794	106,441,794	—	—
Information Technology	1,295,929,291	1,295,929,291	—	—
Materials	52,608,857	52,608,857	—	—
TOTAL COMMON STOCKS	$3,509,073,729	$3,509,073,729	$—	$—
RIGHTS
Healthcare	38,453	—	—	38,453
TOTAL INVESTMENTS IN SECURITIES	$3,509,112,182	$3,509,073,729	$—	$38,453

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$9,963,554	$2,744,658	$7,218,896	$—
Consumer Discretionary	24,328,892	16,253,013	8,075,879	—
Consumer Staples	9,483,132	4,054,875	5,428,257	—
Energy	4,607,655	—	4,607,655	—
Financials	20,594,467	4,975,291	15,619,176	—
Healthcare	20,430,385	3,107,736	17,322,649	—
Industrials	15,186,685	3,098,910	12,087,775	—
Information Technology	21,117,637	6,409,080	14,708,557	—
Materials	3,094,160	—	3,094,160	—
Real Estate	3,123,906	—	3,123,906	—
TOTAL COMMON STOCKS	$131,930,473	$40,643,563	$91,286,910	$—
TOTAL INVESTMENTS IN SECURITIES	$131,930,473	$40,643,563	$91,286,910	$—

Alger Health Sciences Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	$574,860	$574,860	$—	$—
Financials	2,108,067	2,108,067	—	—
Healthcare	182,251,591	176,818,636	5,432,955	—
TOTAL COMMON STOCKS	$184,934,518	$179,501,563	$5,432,955	$—
PREFERRED STOCKS
Healthcare	951,208	—	—	951,208
RIGHTS
Healthcare	6,321,097	—	—	6,321,097
REAL ESTATE INVESTMENT TRUST
Real Estate	2,778,125	2,778,125	—	—
TOTAL INVESTMENTS IN SECURITIES	$194,984,948	$182,279,688	$5,432,955	$7,272,305

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2018	$881,371
Transfers into Level 3	2,030,998
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	3,090,153
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	6,002,522
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$3,090,153

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2018	$4,900,174
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,256,818)
Included in net change in unrealized appreciation (depreciation) on investments	1,646,363
Purchases and sales
Purchases	—
Sales	(1,226,912)
Closing balance at October 31, 2019	4,062,807
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2018	$94,162
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	94,162
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2018	$1,123,631
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(456,788)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	666,843
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(456,788)

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2018	$1,661,429
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	244,462
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	1,905,891
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$244,462

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(312,479)
Included in net change in unrealized appreciation (depreciation) on investments	314,956
Purchases and sales
Purchases	—
Sales	(2,477)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2018	$1,265,370
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(808,306)
Included in net change in unrealized appreciation (depreciation) on investments	577,370
Purchases and sales
Purchases	—
Sales	(789,072)
Closing balance at October 31, 2019	245,362
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(481,466)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2018	$159,160
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(105,431)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	53,729
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(105,431)

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2018	$492,134
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	72,412
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	564,546
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$72,412

Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(287,797)
Included in net change in unrealized appreciation (depreciation) on investments	290,078
Purchases and sales
Purchases	—
Sales	(2,281)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2018	$33,521
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	4,932
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	38,453
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$4,932

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2018	$4,444,670
Transfers into Level 3	—
Transfers out of Level 3	(1,356,721)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(3,087,949)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2018	$2,900,132
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(123,679)
Included in net change in unrealized appreciation (depreciation) on investments	(1,704,509)
Purchases and sales
Purchases	—
Sales	(120,736)
Closing balance at October 31, 2019	951,208
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(1,866,521)

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2018	$5,510,314
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	810,783
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	6,321,097
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$810,783

* Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2019. In addition to the methodologies and inputs noted in the table below, according to our valuation policy we may also use other valuation methodologies and inputs when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value October 31, 2019	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$881,371	Market Approach	Transaction Price	N/A	N/A
Common Stocks	5,121,151	Income Approach	Discount Rate	2.40%-11.30%	N/A
Preferred Stocks	4,062,807	Market Approach	Transaction Price	N/A	N/A

Alger Mid Cap Growth Fund
Common Stocks	$94,162	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	434,056	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	232,787	Income Approach	Discount Rate	53.50%-58.50%	N/A
Rights	1,905,891	Income Approach	Discount Rate	5.25%-5.43%	N/A

Alger Weatherbie Specialized Growth Fund
Preferred Stocks	$245,362	Income Approach	Discount Rate	53.50%-58.50%	N/A

Alger Small Cap Growth Fund
Preferred Stocks	$53,729	Income Approach	Discount Rate	53.50%-58.50%	N/A
Rights	564,546	Income Approach	Discount Rate	5.25%-5.43%	N/A

Alger Small Cap Focus Fund
Rights	$38,453	Income Approach	Discount Rate	5.25%-5.43%	N/A

Alger Health Sciences Fund
Preferred Stocks	$951,208	Income Approach	Discount Rate	53.50%-58.50%	N/A
Rights	6,321,097	Income Approach	Discount Rate	5.25%-5.43%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2019, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Capital Appreciation Fund
Bank overdraft	$(433)	$—	$(433)	$—
Alger 25 Fund	246,027	—	246,027	—
Alger 35 Fund	410,593	—	410,593	—
Alger Growth & Income Fund	1,535,295	—	1,535,295	—
Alger Mid Cap Growth Fund	6,163,571	—	6,163,571	—
Alger Mid Cap Focus Fund	504	—	504	—
Alger Weatherbie Specialized Growth Fund	34,239,878	—	34,239,878	—
Alger Small Cap Growth Fund	22,862,193	—	22,862,193	—
Alger Small Cap Focus Fund	235,917,286	—	235,917,286	—
Alger International Focus Fund	4,604,385	16,913	4,587,472	—
Alger Health Sciences Fund	247,168	—	247,168	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 - Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options-The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2019, options were used in accordance with these objectives.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

Forward Foreign Currency Contracts-In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

The Funds’ Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

For the year ended October 31, 2019, Alger Mid Cap Growth Fund had option purchases of $146,418. The average volume of contracts for purchased options for the year ended October 31, 2019, was $84,780 based on market value. Options were held during 1 month of the year.

For the year ended October 31, 2019, the average notional amount of forward foreign currency contracts outstanding for Alger International Focus Fund was $72,280. Forward foreign currency contracts were held during 1 month of the year.

The effect of derivative instruments on the accompanying Statements of Operations for the year ended October 31, 2019 is as follows:

NET REALIZED GAIN ON DERIVATIVES

Alger International Focus Fund

Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$5,377
Total	$5,377

There were no open derivative instruments as of October 31, 2019.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 25 Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Growth & Income Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Mid Cap Growth Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Mid Cap Focus Fund - Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

Alger Weatherbie Specialized Growth Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

Alger Small Cap Growth Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

Alger Small Cap Focus Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

Alger International Focus Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund - Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2019. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2018	Conversion	Conversion	2019	Income	Gain (Loss)	App(Dep)	2019
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	219,610		—	219,610		—	$(456,788)	$232,787
Total						—	$(456,788)	$232,787

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2018	Conversion	Conversion	2019	Income	Gain (Loss)	App(Dep)	2019
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	231,474		—	231,474		—	$(481,466)	$245,362
Total						—	$(481,466)	$245,362

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2018	Conversion	Conversion	2019	Income	Gain (Loss)	App(Dep)	2019
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	50,688		—	50,688		—	$(105,431)	$53,729
Total						—	$(105,431)	$53,729

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2018	Conversion	Conversion	2019	Income	Gain (Loss)	App(Dep)	2019
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	897,366	—		897,366		—	$(1,866,521)	$951,208
Total						—	$(1,866,521)	$951,208

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds comprised of Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund (formerly Alger SMid Cap Focus Fund), Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund, and Alger Health Sciences Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Alger 25 Fund, Alger 35 Fund, and Alger Mid Cap Focus Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Alger 25 Fund, Alger 35 Fund, and Alger Mid Cap Focus Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting The Alger Funds as of October 31, 2019, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund comprising	Statement of	Statements of	Financial
The Alger Funds	Operations	Changes in Net Assets	Highlights
Alger 25 Fund	For the year ended October 31, 2019	For the year ended October 31, 2019, and the period from December 28, 2017 (commencement of operations) through October 31, 2018

Alger 35 Fund	For the year ended October 31, 2019	For the year ended October 31, 2019, and the period from March 29, 2018 (commencement of operations) through October 31, 2018

Alger Mid Cap Focus Fund		For the period from June 14, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
New York, New York
December 19, 2019

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2019 and ending October 31, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2019	October 31, 2019	2019(a)	2019(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$967.20	$6.00	1.21%
	Hypothetical(c)	1,000.00	1,019.11	6.16	1.21
Class B	Actual	1,000.00	966.40	9.81	1.98
	Hypothetical(c)	1,000.00	1,015.22	10.06	1.98
Class C	Actual	1,000.00	1,006.30	9.86	1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91	1.95
Class Z	Actual	1,000.00	1,022.20	4.43	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87

Alger 25 Fund
Class P	Actual	$1,000.00	$1,022.50	$2.80	0.55%
	Hypothetical(c)	1,000.00	1,022.43	2.80	0.55
Class P-2	Actual	1,000.00	1,021.60	3.21	0.63
	Hypothetical(c)	1,000.00	1,022.03	3.21	0.63

Alger 35 Fund
Class P	Actual	$1,000.00	$1,027.40	$2.04	0.40%
	Hypothetical(c)	1,000.00	1,023.19	2.04	0.40
Class P-2	Actual	1,000.00	1,027.30	3.17	0.62
	Hypothetical(c)	1,000.00	1,022.08	3.16	0.62

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$998.10	$5.39	1.07%
	Hypothetical(c)	1,000.00	1,019.81	5.45	1.07
Class C	Actual	1,000.00	1,039.70	9.36	1.82
	Hypothetical(c)	1,000.00	1,016.03	9.25	1.82
Class Z	Actual	1,000.00	1,055.60	3.58	0.69
	Hypothetical(c)	1,000.00	1,021.73	3.52	0.69

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$942.10	$6.36	1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30
Class B	Actual	1,000.00	945.10	7.70	1.57
	Hypothetical(c)	1,000.00	1,017.29	7.98	1.57
Class C	Actual	1,000.00	979.60	10.68	2.14
	Hypothetical(c)	1,000.00	1,014.42	10.87	2.14
Class Z	Actual	1,000.00	996.00	5.18	1.03
	Hypothetical(c)	1,000.00	1,020.01	5.24	1.03

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2019	October 31, 2019	2019(a)	2019(b)
Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$901.70	$6.28	1.31%
	Hypothetical(c)	1,000.00	1,018.60	6.67	1.31
Class C	Actual	1,000.00	937.90	10.01	2.05
	Hypothetical(c)	1,000.00	1,014.87	10.41	2.05
Class I	Actual	1,000.00	951.20	6.20	1.26
	Hypothetical(c)	1,000.00	1,018.85	6.41	1.26
Class Y	Actual	1,000.00	953.60	4.28	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87
Class Z	Actual	1,000.00	953.50	4.78	0.97
	Hypothetical(c)	1,000.00	1,020.32	4.94	0.97

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$932.10	$6.77	1.39%
	Hypothetical(c)	1,000.00	1,018.20	7.07	1.39
Class B	Actual	1,000.00	934.70	8.68	1.78
	Hypothetical(c)	1,000.00	1,016.23	9.05	1.78
Class C	Actual	1,000.00	969.00	10.92	2.20
	Hypothetical(c)	1,000.00	1,014.12	11.17	2.20
Class Z	Actual	1,000.00	985.70	4.96	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$923.10	$5.77	1.19%
	Hypothetical(c)	1,000.00	1,019.21	6.06	1.19
Class C	Actual	1,000.00	960.40	9.64	1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91	1.95
Class I	Actual	1,000.00	974.30	5.87	1.18
	Hypothetical(c)	1,000.00	1,019.26	6.01	1.18
Class Y	Actual	1,000.00	976.10	4.23	0.85
	Hypothetical(c)	1,000.00	1,020.92	4.33	0.85
Class Z	Actual	1,000.00	976.10	4.28	0.86
	Hypothetical(c)	1,000.00	1,020.87	4.38	0.86

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2019	October 31, 2019	2019(a)	2019(b)
Alger International Focus Fund
Class A	Actual	$1,000.00	$960.90	$6.77	1.37%
	Hypothetical(c)	1,000.00	1,018.30	6.97	1.37
Class B	Actual	1,000.00	965.90	7.83	1.58
	Hypothetical(c)	1,000.00	1,017.24	8.03	1.58
Class C	Actual	1,000.00	1,000.00	11.24	2.23
	Hypothetical(c)	1,000.00	1,013.96	11.32	2.23
Class I	Actual	1,000.00	1,016.40	5.69	1.12
	Hypothetical(c)	1,000.00	1,019.56	5.70	1.12
Class Z	Actual	1,000.00	1,016.90	4.52	0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53	0.89

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$957.80	$5.53	1.12%
	Hypothetical(c)	1,000.00	1,019.56	5.70	1.12
Class C	Actual	1,000.00	997.40	9.52	1.89
	Hypothetical(c)	1,000.00	1,015.68	9.60	1.89
Class Z	Actual	1,000.00	1,012.90	3.81	0.75
	Hypothetical(c)	1,000.00	1,021.42	3.82	0.75

(a1) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b1) Annualized.

(c1) 5% annual return before expenses.

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		June 14, 2019	October 31, 2019	2019(a)	2019(b)
Alger Mid Cap Focus Fund
Class I	Actual	$1,000.00	$972.00	$4.54	1.20%
	Hypothetical(c)	1,000.00	1,014.58	4.64	1.20
Class Z	Actual	1,000.00	973.00	3.75	0.99
	Hypothetical(c)	1,000.00	1,015.38	3.83	0.99

(a1) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 140/365 (to reflect the one-half year period).

(b1) Annualized.

(c1) 5% annual return before expenses.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund designate $265,949,900, $5,002,598, $7,830,524, $26,732,311, $13,540,912, $17,227,374 and $12,206,904, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2019, 100.00%, 100.00%, 66.61%, 68.96%, 47.59%, 33.98% of the Alger 25 Fund’s, Alger Growth & Income Fund’s, Alger Mid Cap Growth Fund’s, Alger Health Sciences Fund’s, Alger 35 Fund’s and Alger International Focus Fund’s dividends qualified for the dividends deduction for corporations, respectively. For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of the Alger 25 Fund’s and Alger Growth & Income Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2020. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, LLC. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (58)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (66)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	27

Roger P. Cheever (74)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Stephen E. O’Neil (86)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (57)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (81)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (55) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger LLC, Chief Operating Officer and Secretary of Alger Associates, Inc., Director of Alger Management, Alger LLC, Alger SICAV, Alger Alternative Holdings, LLC, Alger International Holdings, Alger Management Ltd., Alger Dynamic Return Offshore Fund, Alger Weatherbie Holdings, LLC, and Weatherbie Management, LLC, and Manager, Alger Partners Investors I, LLC, Alger Partners Investors KEIGF, Alger Group Holdings LLC, Alger Capital, LLC.	2005	N/A

Tina Payne (45) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A

Michael D. Martins (54) Treasurer	Senior Vice President of Alger Management.	2005	N/A

Anthony S. Caputo (64) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

Sergio M. Pavone (58) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

THE ALGER FUNDS

Alger Capital Appreciation Fund
Alger Growth & Income Fund
Alger Health Sciences Fund
Alger International Focus Fund
Alger Mid Cap Growth Fund
Alger Small Cap Focus Fund
Alger Small Cap Growth Fund
Alger Weatherbie Specialized Growth Fund (formerly, Alger SMid Cap Focus Fund)
Alger 25 Fund
Alger 35 Fund
(each, a Fund)

At an in-person meeting held on September 17, 2019 (Meeting), the Board of Trustees (Board) of The Alger Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser), an affiliate of Fred Alger Management, on behalf of Alger Weatherbie Specialized Growth Fund (formerly, Alger SMid Cap Focus Fund) (each, a Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund performance, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted Fred Alger Management’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as market conditions and fee pressure. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class A shares were used as the representative share class for each Fund’s performance results (except for the Alger 25 Fund and Alger 35 Fund, for which Class P shares were used). It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting, or had instituted, to seek to improve the performance of those Funds that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Funds.

A summary of each Fund’s performance results is below.

Alger Capital Appreciation Fund - The Peer Group for this Fund consisted of the Fund and 16 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the five- and 10-year periods outperformed or was equal to the median of its Peer Group, and for the one- and three-year periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one- and three-year periods was 14/17 and 11/17, respectively. The Board also noted that the Fund’s annualized total return for the 10-year period was in the first quartile of its Peer Universe, for the three- and five-year periods was in the second quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger 25 Fund and Alger 35 Fund - The Peer Group for each Fund consisted of the Fund and 15 other large cap growth funds. The Peer Universe for each Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that each Fund’s annualized total return since the respective Fund’s inception outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board noted that the Alger 25 and Alger 35 Funds’ rank within its Peer Group for the one-year period was 12/16 and 9/16, respectively. The Board

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

further noted that each Fund’s annualized total return since the respective Fund’s inception was in the second quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board noted that each Fund had less than two years of performance as of June 30, 2019. The Board concluded that each Fund’s performance was acceptable, especially given the short period of the Funds’ operations.

Alger Growth & Income Fund - The Peer Group for this Fund consisted of the Fund and 16 other large blend funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large blend funds. The Board noted that the Fund’s annualized total return for the one- and five-year periods outperformed the median of its Peer Group, and for the three- and 10-year periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the three- and 10-year periods was 10/16 and 7/9, respectively. The Board further noted that the Fund’s annualized total return for the one- and five-year periods was in the second quartile of its Peer Universe, and for the three- and 10-year periods was in the third quartile of its Peer Universe. The Board took into account the fact that the Fund had provided consistent returns (including yield) to investors. The Board concluded that the Fund’s performance was acceptable, noting that the Fund’s 12-month yield as of June 30, 2019 was 1.40%, which was 15 basis points better than the Morningstar large blend category average.

Alger Mid Cap Growth Fund -The Peer Group for this Fund consisted of the Fund and 15 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the three-year period outperformed the median of its Peer Group, and for the one-, five- and 10-year periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-, five- and 10-year periods was 12/16, 11/15 and 10/11, respectively. The Board further noted that the Fund’s annualized total return for the three-year period was in the second quartile of its Peer Universe, for the one- and five-year periods was in the third quartile of its Peer Universe, and for the 10-year period was in the fourth quartile of its Peer Universe. Management noted that a new portfolio manager had been added to the Fund in January 2018. The Board concluded that the Fund’s performance was acceptable.

Alger Weatherbie Specialized Growth Fund - The Peer Group for this Fund consisted of the Fund and 15 other smid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board further noted that the Fund’s annualized total return for the three- and five-year periods was in the first quartile of its Peer Universe, and for the one- and 10-year periods was in the second quartile of its Peer Universe. It was also noted that the Fund’s current portfolio managers began managing the Fund in March 2017, and the Fund changed its name and investment strategy from “Alger SMid Cap Growth Fund” to “Alger Smid Cap Focus Fund” in August 2017. The Manager’s proposal to change the name of the Fund from Alger SMid Cap Focus Fund to Alger Weatherbie Specialized Growth Fund effective September 30, 2019 was noted. The Board

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

concluded that the Fund’s performance was acceptable, noting the Fund’s performance under the Fund’s current portfolio managers.

Alger Small Cap Growth Fund - The Peer Group for this Fund consisted of the Fund and 16 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, and five-year periods outperformed the median of its Peer Group, and for the 10-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the 10-year period was 7/11. The Board further noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the first quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Small Cap Focus Fund - The Peer Group for this Fund consisted of the Fund and 15 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board further noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the first quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger International Focus Fund - The Peer Group for this Fund consisted of the Fund and 15 other foreign large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other foreign large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-, three-, five- and 10-year periods was 15/16, 15/15, 13/13 and 9/12, respectively. The Board further noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the fourth quartile of its Peer Universe. FUSE noted that the Fund outperformed the MSCI ACWI ex-US Index (the Fund’s benchmark) for the year-to-date period. FUSE also noted that the Fund outperformed the MSCI ACWI ex-US Index by 283 basis points for the three-month period. The Board noted that the Fund’s current portfolio managers began managing the Fund in March 2018, the Fund changed its name and investment strategy from “Alger International Growth Fund” to “Alger International Focus Fund” in August 2018, and that the Board would closely monitor the Fund’s performance under the new portfolio managers and strategy. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s improved three-month performance under the Fund’s new portfolio managers and strategy.

Alger Health Sciences Fund - The Peer Group for this Fund consisted of the Fund and 12 other health funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other health funds. The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

noted that the Fund’s rank within its Peer Group for the one-year period was 10/13. The Board also noted that the Fund’s annualized total return for the three- and five-year periods was in the first quartile of its Peer Universe, and for the one- and 10-year periods was in the third quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class A shares for funds in the Peer Group with multiple classes of shares (except for the Alger 25 Fund and Alger 35 Fund, for which Class P shares of each Fund and similarly structured share classes of funds in the Peer Group with multiple classes of shares were shown). The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group. Factors that could contribute to a Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group were discussed, including, for example, strong performance, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

The Board noted that the Management Rate and total net expense ratio for the Alger Capital Appreciation Fund were above the medians of its Peer Group, with the Management Rate in the third quartile and the total net expense ratio in the fourth (most expensive) quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rates and total net expense ratios for the Alger Growth & Income Fund, Alger Health Sciences Fund, Alger 25 Fund and Alger 35 Fund were better than the medians and in the first (least expensive) quartiles of their respective Peer Group. The Board also noted the fulcrum fee structure of the investment management fee for the Alger 25 Fund and Alger 35 Fund. The Board concluded that the Management Rates charged to such Funds are reasonable.

The Board noted that the Management Rate and total net expense ratio for the Alger International Focus Fund were better than the medians of its Peer Group, with the Management Rate in the first (least expensive) quartile and the total net expense ratio in the

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

second quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate for the Alger Mid Cap Growth Fund was better than the median and in the second quartile of its Peer Group, and the total net expense ratio for the Fund was above the median and in the third quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate and total net expense ratio for the Alger Small Cap Focus Fund were better than the medians of its Peer Group, with the Management Rate in the second quartile and the total net expense ratio in the first (least expensive) quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate for the Alger Small Cap Growth Fund was better than the median and in the second quartile of its Peer Group, and the total net expense ratio for the Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate and total net expense ratio for the Alger Weatherbie Specialized Growth Fund were above the medians and in the third quartiles of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that, with respect to the Alger Weatherbie Specialized Growth Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of Fred Alger Management and its affiliates, in providing investment management and other services to each Fund during the year ended June 30, 2019. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, and Alger Small Cap Growth Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Mid Cap Focus Fund

(the Fund)

At an in-person meeting held on September 17, 2018 (Meeting), the Board of Trustees (Board) of The Alger Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (Independent Trustees), reviewed and approved the investment advisory agreement (the Management Agreement) between Fred Alger Management, LLC (the Manager) and the Trust, on behalf of the Fund, for an initial two-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the Management Agreement.

In considering the approval of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board reviewed and considered all of the factors it deemed relevant in approving the Management Agreement, including but not limited to: (i) the nature, extent and quality of the services proposed to be provided by the Manager; (ii) the costs of the services proposed to be provided; and (iii) the extent to which economies of scale might be realized as the Fund grows.

In approving the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the proposed Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services proposed to be provided by the Manager to the Fund and its shareholders. This information included, among other things, the proposed investment objective and strategy of the Fund; the resources and key personnel who would perform services for the Fund; and the Manager’s experience as the manager of other funds, including other funds in the Alger family of funds. The Board considered its past experience with the Manager, such as the Manager’s ability to monitor adherence to the Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees on Fund matters, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations. The Board noted the Manager’s ongoing efforts to continue to market itself as a “focus” equity manager.

The Board also reviewed and considered the benefits to be provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board considered the benefits that would accrue to the Manager and its affiliates from their relationship with the Fund, and concluded that neither the Manager nor its affiliates would receive any additional

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

direct or indirect benefits that will preclude the Board from approving the Management Agreement.

Following consideration of such information, the Board concluded that the nature, extent and quality of services proposed to be provided by the Manager and its affiliates to the Fund and its shareholders are reasonable, considering the quality of services currently provided by the Manager for other funds in the Alger family of funds.

Fund Performance

The Board noted that although the Fund had not yet commenced investment operations, the Fund appears to be designed to achieve acceptable performance.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the proposed investment management fee to be charged to the Fund by the Manager. In particular, the Board considered information relating to the proposed contractual management fee rate and expense caps, including comparative data for the management fees of Morningstar’s Mid Cap Growth Universe and Morningstar’s Mid Cap Growth Active Universe (greater than $25 million). The Board noted that the proposed contractual management fee rate for the Fund was in the second quartile of each Morningstar category. The Board concluded that the proposed investment management fee was acceptable.

Profitability

The Board noted that the Manager (and its affiliates) could not report any financial results from their relationships with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate the Manager’s (or its affiliates’) profitability with respect to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Management Agreement for an initial two-year period.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

•   Social Security number and

•   Account balances and

•   Transaction history and

•   Purchase history and

•   Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional       Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

•   Open an account or

•   Make deposits or withdrawals from your account or

•   Give us your contact information or

•   Provide account information or

•   Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

•   sharing for affiliates’ everyday business purposes - information about your credit worthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT EX. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure,

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)             Audit Fees:

October 31, 2019	$369,800
October 31, 2018	$338,900

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2019	$66,781
October 31, 2018	$72,659

d)             All Other Fees:

October 31, 2019	$15,776
October 31, 2018	$15,776

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2019	$230,152 €75,612
October 31, 2018	$232,868 €94,474

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

(a) A Schedule of Investments in Securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes
Hal Liebes
President

Date:  December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:  December 18, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:  December 18, 2019